PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Overview Of The Proposed Terms Of The Offer

($ in millions, except per share amounts)

Date of Initial Offer:                                                     March 16, 1998

Date of Revised Offer:                                                     October 16, 1998

Revised Offer Price Per Share:                                             $12.00

Premium (Discount) to:

     Closing Price on Last Business Day Before Revised Offer
                                        (10/15/98-$10.50)                  14.3%

     Closing Price on Last Business Day Before Original $17.00 Offer
                                        (3/13/98-$13.88)                  (13.5%)

     30-Day Average Closing Price through October 15, 1998 ($14.00)       (14.3%)

     52-Week Closing High (4/13/98-$17.94)                                (33.1%)

     Currently Agreed Transaction Price ($18.75)                          (36.0%)

     All-Time High (2/3/97-$21.00)                                        (42.9%)

% of Shares Outstanding of Suds currently Owned by Trace:                  46%(a)(11.5 million)

Form of Transaction:                                                       Going-Private transaction involving a Merger
                                                                           by and among Trace International Holdings,
                                                                           Inc. ("Trace"), a wholly-owned subsidiary of
                                                                           Trace and Foamex International Inc. ("Suds")

Total Equity Value:(b)                                                     $304.3

Consideration Payable To Shareholders Other Than Trace:(c)                 $166.2

Enterprise Value (Total Equity Value Plus Net Debt Assumed):(d)            $1,086.0

Surviving Entity:                                                          Suds

Necessary Approvals:                                                       Board of Directors and Stockholders of Suds,
                                                                           including a majority of the Stockholders other than
                                                                           Trace and its subsidiaries

Notes:

(a) Based on total shares outstanding of 25.0 million

(b) Based on 25.3 million shares and share equivalents (as of 9/30/98) calculated using the Treasury Method (1.5 million options with an average exercise price of $9.41, 0.6 million warrants with an average exercise price of $11.52 and 1.2 million warrants with an average exercise price of $12.30 outstanding on 9/30/98)

(c) Includes cost to purchase shares not owned by Trace as well as to redeem all outstanding "in-the-money" warrants and stock options

(d) Based on September 30, 1998 net debt (total debt less cash and promissory demand notes due from Trace) of $781.7 million

--------------------------------------------------------------------------------
November 2, 1998                1         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Beacon Has Conducted Due Diligence On Suds And The Revised Trace Offer, Which
Included:

[ ] Multiple meetings and discussions with a broad group of Suds' senior management as well as Suds' independent public accountants and consultants

    o Full review of Suds operations (Most recently discussed at a meeting at Suds' headquarters on October 28, 1998)

    o Discussion of 1998 budget and forecasts, and longer-term projections, including the five-year "No Contingency" and "Contingency" case forecasts for the Company prepared by management and delivered to Beacon on October 22, 1998

    o   Review of acquisition and divestiture history

    o Review of actual and historical financial performance relative to budgets

    o Review of the Crain transaction, including progress on integration plans and specific cost savings and reduction initiatives

    o   Review of historical restructuring initiatives and one-time charges

[ ] A review of:

    o   The October 28, 1998 draft of the Amended and Restated Merger Agreement

    o The Prospectus issued by the Company in connection with the initial public offering of its common stock in December 1993

    o Annual Reports to shareholders and Annual Reports on Form 10-K of the Company for the four years ended December 31, 1997

    o   Certain interim reports to shareholders and Quarterly Reports on Form
        10-Q

--------------------------------------------------------------------------------
November 2, 1998                2         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Beacon Has Conducted Due Diligence On Suds And The Revised Trace Offer, Which Included (Continued):

    o   Various other communications from the Company to its shareholders

    o Certain internal financial analyses and financial forecasts for the Company prepared by Suds Management, including those relating to the Company's December acquisition of Crain Industries, Inc. ("Crain"), the integration of Crain into the Company and the reorganization of the Company in 1998 following the acquisition of Crain

[ ] Tour of Company plants in

    o   Tupelo, Mississippi

    o   Santa Theresa, New Mexico

    o   Fairless Hills, Pennsylvania

    o   Eddystone, Pennsylvania

[ ] Several meetings with Trace (the most recent having taken place on October
    27, 1998) and Trace's legal and financial advisors and financing sources

    o Discussion of Trace's motivation for making the currently agreed and revised offer

    o   Review of Trace's historical affiliation with the Company

    o   Review of inter-company transactions and arrangements

    o   Examination of transaction structure and financing

--------------------------------------------------------------------------------
November 2, 1998                3         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Beacon's Due Diligence Included A Review Of Certain Key Areas Related To Suds' Historical And Prospective Financial Performance

[ ] Suds' historical and current product mix

[ ] Financial performance and position by business unit

[ ] One-time restructuring charges and other non-recurring items

[ ] Crain acquisition and projected and realized synergies

    o Major acquisition of key competitor completed in December 1997 for $214 million

    o Incremental annual sales and EBITDA of $325 million and $29 million, respectively, before synergies

    o Forecast net cost savings synergies of approximately $26.3 million and $41.1 million in 1998 and 1999, respectively

[ ] Actual year-over-year earnings and cash flow growth in 1998

[ ] Management financial forecasts for the years 1998-2003 ("Suds Management
    Forecast" - see page 12)

    o "No Contingency" case projecting EBITDA of $184.5 million in 1998 growing to $246.2 million in 2003 compared to cumulative pro forma 1997 EBITDA (excluding non-recurring charges) of $126.8 million for Suds and Crain combined

    o "Contingency Case" reflecting the potential impact of an economic slowdown, among other potential contingencies, projecting EBITDA of $182.5 million in 1998 growing to $242.2 million in 2003

--------------------------------------------------------------------------------
November 2, 1998                4         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Beacon's Due Diligence Included A Review Of Certain Key Areas Related To Suds' Historical And Prospective Financial Performance (Continued)

[ ] Trace relationship with Suds, including the nature and impact of inter-company transactions

    o   Management fee of $3 million per year payable to Trace by Suds

    o Additional annual expenses for Suds of $4 million related to the New York office, the operation of which is intertwined with Trace's other activities

    o Total payments of $7 million have potential impact on equity share valuation in the range of up to $2 per Suds share, depending upon extent to which the expense would be incurred regardless of affiliation with Trace (calculated by applying a 7.0x multiple to the expense and dividing by 25.3 million fully-diluted shares)

    o Cost of operating Company-owned aircraft in 1998 budgeted at $3 million. Aircraft also used extensively by Trace executives

[ ] Suds' historical and current position with respect to chemical raw materials and key suppliers of such materials

--------------------------------------------------------------------------------
November 2, 1998                5         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

The Merger Agreement Was Executed With Trace and Trace's Revised Offer Has Been Made In The Midst Of A Major Repositioning Of Suds

[ ] The Merger Agreement and revised offer come following a lengthy period during which Suds' historical record has made it difficult for the equity market to assess the core earnings and future potential of the Company

    o Impact of acquisitions (Crain, Perfect Fit and JPS Automotive) as well as divestitures (Dalton, Perfect Fit and JPS Automotive - all sold between 1996 and 1997)

    o Numerous restructuring and one-time charges in each of the past several years

    o   Several major refinancings

    o   History of disappointing share price and EPS performance

    o   A number of changes in senior management

[ ] In 1998, the Company has been restructured into four core SBUs to drive growth and enhance product development in Automotive Products, Technical Products and International, and drive price realization and cost management in the mature Carpet Cushion and Foam Products business units

[ ] The acquisition of Crain, a major competitor in certain key product areas, has provided Suds

    o Greater mass in the cushioning (bedding, furniture, fibers and packaging) and carpet cushioning markets

    o   Increased presence in the consumer products market

    o   Increased chemical purchasing power

    o Opportunity to capture substantial cost savings o Potentially more favorable long-term pricing opportunities

--------------------------------------------------------------------------------
November 2, 1998                6         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

The Merger Agreement Was Executed With Trace and Trace's Revised Offer Has Been Made In The Midst Of A Major Repositioning Of Suds (Continued)

[ ] One of the most favorable chemical raw material forward supply/demand dynamics in several years

    o North American TDI capacity is forecast to increase approximately 42% based on new Dow and BASF plants expected to come on stream in 1998 and 1999

    o Suds management's forecast of worldwide supply/demand figures for TDI and propylene oxide (precursor of polyols) shows significant reductions in capacity utilization:

(Millions of Pounds)
                              TDI                                          Propylene Oxide
           ------------------------------------------        -------------------------------------------
           Forecast        Forecast        Capacity          Forecast         Forecast        Capacity
           Capacity         Demand        Utilization        Capacity          Demand        Utilization
           --------         ------        -----------        --------          ------        -----------
1997         2,752           2,556           93%              10,100            9,500            94%
1998         3,449           2,688           78%              10,800           10,000            93%
1999         3,670           2,825           77%              11,800           10,100            86%
2000         3,766           2,980           79%              12,500           11,000            88%


[ ] Potential new growth opportunities in the automotive business

    o Automotive sales forecast to grow from approximately $215 million in 1997 to $395 million in 1999. Annual sales growth between 1999 and 2002 forecast at 4.5%

--------------------------------------------------------------------------------
November 2, 1998                7         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Suds Operating Results In 1998 Indicate That The Company Has Generally Been Successful In Executing The Crain Consolidation And Growing Earnings And Cash Flow

                                        1997 (a)                                                        1998
                   ---------------------------------------------------          --------------------------------------------------
                     Pro Forma for Crain, SIMCO and Dalton, But Not
                   Reflecting Any Savings Related To Crain Acquisition                   Actual              Forecast     Forecast
                   ---------------------------------------------------          --------------------------   --------     --------

                   Q1         Q2         Q3         Q4          Total           Q1         Q2         Q3        Q4(b)        Total
                   --         --         --         --          -----           --         --         --        -----        -----
Net Sales        $296.1     $305.7     $310.1     $309.2     $1,221.1         $313.8     $298.5     $332.7     $342.6     $1,287.6

Gross Profit      $47.3      $50.0      $44.8      $43.6       $185.7          $51.2      $56.9      $56.7      $64.3       $229.1
 Margin           16.0%      16.4%      14.4%      14.1%        15.2%          16.3%      19.1%      17.1%      18.8%        17.8%

EBITDA            $31.6      $34.9      $29.6      $30.8       $126.8          $37.4      $44.9      $46.1      $56.0       $184.5
 Margin           10.7%      11.4%       9.5%      10.0%        10.4%          11.9%      15.1%      13.9%      16.3%        14.3%

EBIT              $23.6      $26.5      $21.0      $20.2        $91.3          $28.8      $36.0      $36.9      $45.5       $147.2
  Margin           8.0%       8.7%       6.8%       6.5%         7.5%           9.2%      12.1%      11.1%      13.3%        11.4%

Notes:

(a) Based on prior input from Suds management, $15.6 million of costs recognized in Q4 and characterized as non-recurring in the presentation of 1997 financial results have for the purposes of this analysis been spread evenly over Q1 - Q3

(b) Numbers under No Contingency case; Contingency case reflects $2 million less in gross profit, EBITDA and EBIT

--------------------------------------------------------------------------------
November 2, 1998                8         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Suds Management Expects Suds' 1998 Financial Performance To Exceed Original Budget Expectations And Be In Line With Forecasts Prepared in May

               Six Months Ended June 30, 1998     Nine Months Ended September 30, 1998    Forecast Year Ending December 31, 1998
              ----------------------------------  ------------------------------------ -------------------------------------------
                          Original       May                   Original       May       October      Original          May
              Actual       Budget     Forecast(c)  Actual       Budget     Forecast(c) Estimate(b)    Budget        Forecast(c)
              ------      --------    ----------  -------      --------    ----------- -----------   --------       -----------
Net Sales     $612.3       $638.9      $646.9      $945.0       $964.8      $990.8      $1,287.6     $1,299.5        $1,353.1

Gross Profit  $108.1       $108.9      $108.0      $164.8       $170.6      $172.9        $229.1       $232.8   $229.2 - $239.3(d)
 Margin        17.7%        17.0%       16.7%       17.4%        17.7%       17.5%         17.8%        17.9%                NA

EBITDA         $82.3        $79.6       $80.1      $128.5       $129.0      $134.1        $184.5       $178.8   $180.0 - $190.1(d)
 Margin        13.4%        12.5%       12.4%       13.6%        13.4%       13.5%         14.3%        13.8%                NA

EBIT           $64.8        $63.3       $63.4      $101.7       $104.6      $109.1        $147.2       $144.6   $145.0 - $155.3(d)
 Margin        10.6%         9.9%        9.8%       10.8%        10.8%       11.0%         11.4%        11.1%                NA

Net Income     $17.8(a)     $17.6       $16.8       $28.1(a)     $32.4       $33.3       $43.5(b)       $45.7     $43.2 - $49.2
 Margin         2.9%         2.8%        2.6%        3.0%         3.4%        3.4%          3.4%         3.5%                NA


Notes:

(a) Excludes approximately $1 million after-tax costs related to GFI transaction expenses and extraordinary loss on early extinguishment of debt of $1.9 million

(b) Numbers under No Contingency case; Contingency Case would reflect $2 million less in gross profit, EBITDA and EBIT and $1.2 million less in net income; excludes approximately $1 million after-tax costs related to GFI transaction expenses and extraordinary loss on early extinguishment of debt of $1.9 million

(c) Reflects numbers provided in forecast delivered to Beacon on May 12, which correspond to the upper end of a range of forecast financial results delivered to Beacon orally in June by Suds management; the range was used by Beacon in developing its June 25, 1998 fairness opinion

(d) Reflects range of Suds management's estimated financial results for 1998 which were used by Beacon in developing its June 25, 1998 fairness opinion

--------------------------------------------------------------------------------
November 2, 1998                9         THE BEACON GROUP CAPITAL SERVICES, LLC

Other Considerations With Respect To Valuation

[ ] Based on year-to-date results, Suds Management estimates it is on track to achieve Crain-related net cost savings synergies of approximately $26.3 million in 1998, and projects these synergies will increase to approximately $41.1 million in 1999. The Company may face execution risk in realizing the higher level of synergies

[ ] The markets served by Suds are cyclical and the Company's business likely would be adversely impacted in an economic downturn. While management has considered certain contingencies related to a potential economic slowdown (presented in management's "Contingency Case" financial projections), it has not constructed a "bottom-up" recession scenario

[ ] Suds operates in competitive market segments, all of which are served by numerous foam suppliers. This dynamic possibly could lead to pricing pressures which could adversely impact profitability

[ ] Potential increases in key chemical raw material prices as a result of changes in the supply/demand balance or other factors could adversely impact margins and profit/cash flow levels

[ ] While Automotive is expected to be a growth business, the Company's primary customers in this segment (e.g., Lear and JCI) have demonstrated a propensity to apply continuous pricing pressure on their suppliers and move business among suppliers on the basis of minor price differentials

--------------------------------------------------------------------------------
November 2, 1998               10         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Suds Historical Financial Results(a)
($ in millions, except per share amounts)


                                   Fiscal Years Ended December 31,                                     LTM
                          -----------------------------------------------------         1997         through
                          1993       1994        1995       1996       1997 (b)      Pro Forma(c)    9/30/98
                          ----       ----        ----       ----       --------      ------------    -------
Net Sales                $695.8     $833.7      $862.8     $926.4      $931.1         $1,221.1      $1,254.2
  % Growth                38.7%      19.8%        3.5%       7.4%        0.5%            31.8%         34.7%

EBITDA                    $76.4     $102.3       $54.1     $117.3      $102.6           $126.8        $159.2
  % Margin                11.0%      12.3%        6.3%      12.7%       11.0%            10.4%         12.7%
  % Growth                32.7%      33.8%     (47.1%)     116.6%     (12.5%)               --            --

EBIT                      $45.8      $80.2       $30.8      $94.9       $80.6            $91.3        $121.9
  % Margin                 6.6%       9.6%        3.6%      10.2%        8.7%             7.5%          9.7%
  % Growth                14.6%      75.0%     (61.5%)     207.8%     (15.1%)               --            --

Earnings Per Share      ($0.17)      $0.83     ($1.00)      $1.12       $0.73               NA         $1.16(d)
  % Growth                  NM          NM          NM         NM     (34.5%)               --            --


Notes:

(a) All figures exclude one-time charges and credits and non-recurring items as identified by Suds' Management. Historical EPS figures are based on weighted average fully diluted shares outstanding

(b) Excludes "special charges" of $4.4 million ($4.0 million in COGS and $0.4 million in SG&A)

(c) Pro forma to reflect full year of Suds, Crain and Simco (a small company acquired by Crain in 1997) and exclude Dalton (sold by Suds in October
    1997)

(d) Calculated as $121.9 million of LTM EBIT less $72 million assumed interest expense less $1 million of net other expense (assuming add back of $1.87 million pretax expenses associated with the GF1 transaction); tax rate of 40%; 25.3 million shares and equivalents

--------------------------------------------------------------------------------
November 2, 1998               11         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Suds Management Financial Forecasts(a)

($ in millions, except per share amounts)

                                          NO CONTINGENCY CASE
                    ----------------------------------------------------------------------
                                          Fiscal Years Ending December 31,
                      1998         1999        2000        2001         2002        2003
                      ----         ----        ----        ----         ----        ----
Net Sales          $1,287.6     $1,416.4     $1,456.2    $1,524.0     $1,581.4    $1,641.5
  % Growth             5.4%         9.1%         2.7%        4.7%         3.8%        3.8%

EBITDA               $184.5       $210.8       $216.2      $227.2       $236.3      $246.2
  % Margin            14.3%        14.9%        14.8%       14.9%        14.9%       15.0%
  % Growth            45.5%        14.3%         2.6%        5.1%         4.0%        4.2%

EBIT                 $147.2       $174.7       $180.1      $191.2       $200.2      $210.1
  % Margin            11.4%        12.3%        12.4%       12.5%        12.7%       12.8%
  % Growth            61.2%        18.7%         3.1%        6.2%         4.7%        4.9%

Earnings Per Share    $1.72(b)     $2.42        $2.68       $3.07        $3.39       $3.74
  % Growth               --        40.6%        10.8%       14.7%        10.4%       10.2%

                                                 CONTINGENCY CASE
                    ----------------------------------------------------------------------
                                          Fiscal Years Ending December 31,
                     1998          1999        2000        2001         2002        2003
                     ----          ----        ----        ----         ----        ----
Net Sales          $1,287.6     $1,416.4     $1,456.2    $1,524.0     $1,581.4    $1,641.5
  % Growth             5.4%         9.1%         2.7%        4.7%         3.8%        3.8%

EBITDA               $182.5       $193.8       $198.2      $217.2       $231.3      $242.2
  % Margin            14.2%        13.7%        13.6%       14.3%        14.6%       14.8%
  % Growth            43.9%         6.2%         2.3%        9.6%         6.5%        4.7%

EBIT                 $145.2       $157.7       $162.1      $181.1       $195.2      $210.1
  % Margin            11.3%        11.1%        11.1%       11.9%        12.3%       12.8%
  % Growth            59.0%         8.6%         2.8%       11.7%         7.8%        7.6%

Earnings Per Share    $1.67(b)     $1.97        $2.23       $2.81        $3.24       $3.61
  % Growth               --        18.1%        12.8%       26.1%        15.3%       11.5%

Notes:
------
(a) Suds Management five-year forecasts (No Contingency and Contingency cases) for 1998 through 2003 provided to Beacon on October 22, 1998. Forecast EPS are fully diluted based on a $12.00 share price
(b) Excludes $1.87 million of pre-tax expenses associated with the GFI transaction ($0.04 per share after tax) and $1.9 million of extraordinary net loss on the early extinguishment of debt

--------------------------------------------------------------------------------
November 2, 1998               12         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Beacon Employed Numerous Approaches In Valuing Suds Which Included:

[ ] Common stock comparison with comparable public companies

    o Beacon examined groups of home furnishing companies and automotive interior components companies. These companies serve similar customers and markets as Suds, in many instances sell products complementary to those of Suds and have operating and financial characteristics similar to Suds

    o Companies in these industries tend to experience similar supply/demand dynamics and macroeconomic forces as Suds as a result of serving similar markets and customers

[ ] Analysis of multiples paid in transactions involving comparable companies

    o Suds' acquisition of Crain is the most comparable transaction (purchase price of $214 million was 7.4x Crain's 1997 annualized EBITDA)

    o Other transactions examined were in the home furnishings and automotive interior components industries

[ ] Discounted cash flow analysis

[ ] Leveraged buy-out analysis

[ ] Discounted future equity value analysis

[ ] Premiums paid analysis for "going private" transactions

--------------------------------------------------------------------------------
November 2, 1998               13         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Beacon Applied The Valuation Parameters From Its Analyses To Suds Management Contingency And No Contingency Forecasts And Trailing Pro Forma Financial Data

[ ] Suds Management No Contingency and Contingency Forecasts of 1998 EBITDA,
    1998 EBIT and 1998 and 1999 Net Income, as well as discounted cash flow and third-party LBO analysis performed based on Suds Management operating assumptions as reflected in these Forecasts (blue bars in graph on following page)

[ ] Latest Twelve Months ("LTM") Pro Forma Results through September 30, 1998 of EBITDA, EBIT and Net Income, including results of Crain and excluding discontinued operations (yellow bars in graph on following page)

--------------------------------------------------------------------------------
November 2, 1998               14         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

TAPE ON LAST PAGE!!!

   Comparable Transaction Multiples Applied To
       LTM Pro Forma and 1998F EBITDA

Automotive:(a)         7.5 x      7.9 x

Home:(b)               7.0        7.4


        LTM Pro Forma and 1998F EBIT
Automotive:(a)        11.0 x     11.5 x

Home:(b)               8.7       10.0


           Future Equity Value Methodology


                Discounted Cash Flow


            Leveraged Buyout Analysis(d)

Notes:

(a) See pages 30 and 31 for analyses of automotive interior component companies and transactions

(b) See pages 27 and 28 for analyses of home furnishings companies and transactions

(c) Based on applying one-week mean going private transaction premium of 36%, derived from analysis of eighteen going private transactions which have been announced since 1994. See page 40

(d) LBO from the perspective of a third-party investor

(e) Suds Management forecasts for 1998 are based on an EBITDA range of $182.5 to $184.5 million, an EBIT range of $145.2 to $147.2 million and a Net Income range of $42.3 to $43.5 million

--------------------------------------------------------------------------------
November 2, 1998               15         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Analysis At Various Prices For Suds

($ in millions, except per share amounts)

                                                                                                                  Memo
                                                    Day Prior to                                            --------------
                                                     Most Recent           Current           Current          Price Under
                                                    Announcement            Price             Trace         Current Merger
                                                        10/15/98          10/30/98         Offer Price         Agreement
                                                    ----------------------------------------------------------------------
                                Share Price:              $10.50            $10.94             $12.00             $18.75
                               Equity Value:(a)            264.3             275.8              304.3              495.0
                            Aggregate Value:(b)          1,045.9           1,057.5            1,086.0            1,276.7

                Financial Results:
                                               Aggregate Value As a Multiple of:
                             Sales

                     LTM Pro Forma   $1,254.2               0.8 X              0.8 X              0.9 X              1.0 X
                        Suds 1998F    1,287.6               0.8                0.8                0.8                1.0

                         EBITDA(c)

                     LTM Pro Forma     $159.2               6.6 x              6.6 x              6.8 x              8.0 X
         No Contingency Suds 1998F      184.5               5.7                5.7                5.9                6.9
            Contingency Suds 1998F      182.5               5.7                5.8                6.0                7.0

                           EBIT(c)

                     LTM Pro Forma     $121.9               8.6 x              8.7 x              8.9 X             10.5 x
         No Contingency Suds 1998F      147.2               7.1                7.2                7.4                8.7
            Contingency Suds 1998F      145.2               7.2                7.3                7.5                8.8

              Net Book Capital (d)

                September 30, 1998     $691.4               1.5 x              1.5 x              1.6 x              1.8 x

                        Net Income             Equity Value As a Multiple of:

                  LTM Pro Forma(e)      $29.3               9.0 X              9.4 x             10.4 x             16.9 x
      No Contingency Suds 1998F(f)       43.5               6.1                6.3                7.0               11.4
         Contingency Suds 1998F(f)       42.3               6.2                6.5                7.2               11.7
         No Contingency Suds 1999F       61.2               4.3                4.5                5.0                8.1
            Contingency Suds 1999F       50.0               5.3                5.5                6.1                9.9


See notes on following page

--------------------------------------------------------------------------------
November 2, 1998               16         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Notes To The Analysis At Various Prices For Suds On The Previous Page

(a) Based on 25.0 million shares, 1.5 million net options with an average exercise price of $9.41, 0.6 million warrants with an average exercise price of $11.52 and 1.2 million warrants with an average exercise price of $12.30 outstanding on 9/30/98 and calculated using the treasury method

(b) Total Equity Value plus Net Debt of $781.7 as of 9/30/98

(c) EBITDA is earnings before interest, taxes, depreciation and amortization. EBIT is defined as earnings before interest and taxes

(d) Based on book equity of ($90.3) million and total net debt of $781.7 million as of September 30, 1998

(e) Calculated as $121.9 million of LTM EBIT less $72 million assumed interest expense less $1 million of net other expense (assuming add back of $1.87 million pre-tax expenses associated with the GFI transaction); tax rate of 40%

(f) Excludes $1.87 million pre-tax expense associated with GFI transaction expenses and $1.9 million extraordinary net loss on early extinguishment of debt

--------------------------------------------------------------------------------
November 2, 1998               17         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Suds Has Undertaken A Series Of Acquisitions, Divestitures, and Restructurings Over The Past Decade...

Date                              Development
----    ------------------------------------------------------------------------

1990 21 Holdings and Recticel contribute respective foam assets into Suds, L.P. to achieve greater scale in the North American flexible foam market. Recticel owns 51% of Suds, L.P. following transaction and has call rights on 21 Holdings' partnership interest. 21 Holdings ultimately reverses course and buys out Recticel's majority interest in a series of transactions between 1991 and 1993 after Recticel reportedly reneges on a definitive agreement to buy out 21 Holdings

1993 Purchases General Felt Industries, Inc. from Merrill Lynch for approximately $96 million. Significantly expands Suds presence in the foam carpet cushioning market

1993 Acquires Great Western Foam Products Corp. for approximately $38 million, expanding the Company's geographic presence in California and carpet cushioning business, and providing entry into the specialty foam packaging business

1993 Acquires Perfect Fit Industries, Inc., a leading producer of home comfort and furnishings products, for $69 million. Transaction undertaken to expand product offerings and distribution to retail channels

1993 Sells 11 million shares of common stock at $15.00 per share through an initial public offering. Suds International is organized as a holding company and successor to Suds L.P.

1994 Acquires the Industrial Fabrics Business of JPS Textile ("JPS") from Odyssey Partners for $280 million. Transaction undertaken based on view that significant product line and customer synergies existed between Suds and JPS

1995 Announces an operational plan to improve profitability by downsizing management, consolidating plants, reducing expenses and inventory, and selling Perfect Fit and JPS. In December, the Company records restructuring charges of $41 million

1995 Lazard hired to sell the Company. Numerous potential buyers approached. Process concluded unsuccessfully

--------------------------------------------------------------------------------
November 2, 1998               18         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Suds Has Undertaken A Series Of Acquisitions, Divestitures, and Restructurings Over The Past Decade. . .(Continued)


Date                              Development
----    ------------------------------------------------------------------------

1996 Sells Perfect Fit Industries to the original founder for approximately $50 million

1996    Sells JPS to Collins & Aikman for $220 million

1997 Completes a $490 million refinancing plan designed to reduce the Company's interest expense and increase its financing flexibility

1997    Andrea Farace succeeds Marshall Cogan as Chairman, CEO and President of
        Suds

1997 Acquires Crain Industries, Inc., a fully-integrated manufacturer of foam and polyurethane foam products, for $214 million. Expands scale in two largest foam market segments, general cushioning (e.g., bedding and furniture) and carpet cushioning

1998 Completes a series of transactions designed to simplify the Company's structure and to provide future operational flexibility. Results in the elimination of Trace's 1% general partnership interest in Suds L.P.

--------------------------------------------------------------------------------
November 2, 1998               19         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

 . . .Which Culminated In Early-1998 With A Reorganization Aimed At Focusing On Four Principal Business Units With Two Strategic Orientations

($ in millions)

                                     % of                                                                      Representative
 Strategic Orientation &  1998F      Total                                                                          Major
      Business Unit       Sales(a)   Sales                        Business Description                            Customers
------------------------  --------   -----                        --------------------                            ---------

Price Realization &
 Cost Management

Foam Products               $573.5     47%   Manufactures and sells flexible polyurethane foam and          Sealy, Simmons, Serta
                                             polyester fiber to bedding, furniture, packaging and other     and Spring Air
                                             cushioned products manufacturers. These foams are used by      Company
                                             the bedding furniture industry in quilts, toppers, cores
                                             and border rolls for mattresses

Carpet Cushion              $306.2     24%   One of the largest manufacturers and distributors of prime     Sears, Shaw Industries
                                             and bonded foam, sponge rubber and felt carpet cushion in      and Home Depot
                                             North America

------------------------------------------------------------------------------------------------------------------------------------
Growth & Product
  Development

Automotive Foams            $271.3     19%   Supplier of roll foam and foam/fabric laminates for the        Lear, JCI/Prince,
                                             North American operations of automotive manufacturers          Magna and Chrysler

Technical Foams              $79.3      7%   Manufactures reticulated foams and other custom foams.         Rogers Foam Corp.,
                                             Reticulated foams are used in applications which include       Advanced Materials,
                                             filtration, reservoiring, sound absorption and sound           Inc. and Reilly Foam
                                             transmission                                                   Corp.

Note:

(a) Suds Management sales forecast for 1998 as of October 30, 1998. Does not include $57.3 million of sales from Suds Mexico, which is primarily concentrated in the automotive market

--------------------------------------------------------------------------------
November 2, 1998               20         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Overview Of Selected Polyurethane Foam Suppliers

($ in millions)

                                    Annual                                                                               Number of
                                     Foam      Year of                                                                Manufacturing
Company                            Sales(c)     Sales                     Major Products/End-Markets                     Plants
-------                            --------     -----                     --------------------------                     ------
Suds(b)                            $1,221(a)      1997   PU foams for furniture, bedding, carpet underlay,                 67
                                                         automotive, technical and packaging
Carpenter Co.                       700-800       1996   Polyurethane foam                                                  6
Woodbridge Holdings Inc.              700         1997   PU foams for automotive (primarily molded)                        NA
Leggett & Platt Inc.(b)               180         1996   Flexible PU foams for carpet underlay                             11
Future Foam, Inc.                     100         1996   PU foams for furniture, bed, packaging, carpet padding            16
Vitafoam Inc.                          40         1994   PU foams for furniture & bedding, auto                            NA
William T. Burnett & Co.               32         1994   Plastics foam products - technical                                NA
General Foam Division, PMC Inc.       125         1997   Plastics foam products                                            NA
Hickory Springs Manufacturing Co.      23         1994   PU foams for furniture, bedding, packaging, carpet underlay       30
Burkart Foam Inc.                      30         1997   Foam cushion & padding                                            NA
Nu-Foam Products Inc.                  13         1996   Foam rubber                                                       NA


Notes:

NA = Not Available

Source: J.P. Morgan estimates, Company data and industry sources

(a) Combined pro forma sales for Suds and Crain

(b) Publicly-held companies

(c) All sales for private companies assumed to be foam. There are many small producers of foam not reflected on table above

--------------------------------------------------------------------------------
November 2, 1998               21         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Suds' Historical Stock Price Performance Since Its IPO Has Been Volatile

                                Price and Volume
                 Daily from December 7, 1993 - October 30, 1998


                                 GRAPH: PAGE 22

                        Price and Volume

                        CURRENCY: LOCAL
                         from December 7, 1993 - October 30, 1998

                                            Date      Volume    Price Close
                                            12/7/93  2867.40       15.25
                                            12/8/93   339.00       15.38
                                            12/9/93   415.70       15.50
                                            12/10/93  309.40       15.50
                                            12/13/93   88.10       15.50
                                            12/14/93  339.20       16.00
                                            12/15/93  208.20       15.75
                                            12/16/93  161.50       15.75
                                            12/17/93   26.10       16.25
                                            12/20/93   27.90       16.25
                                            12/21/93  217.10       16.50
                                            12/22/93  126.20       16.25
                                            12/23/93  196.60       15.75
                                            12/27/93    6.40       16.25
                                            12/28/93   62.10       16.25
                                            12/29/93  180.70       16.38
                                            12/30/93   39.90       16.50
                                            12/31/93   90.80       17.00
                                             1/3/94   181.10       16.75
                                             1/4/94   300.80       18.25
                                             1/5/94   527.50       18.50
                                             1/6/94   410.60       18.75
                                             1/7/94   137.30       18.50
                                             1/10/94  170.60       18.75
                                             1/11/94  230.40       19.63
                                             1/12/94  241.40       19.75
                                             1/13/94  350.10       18.50
                                             1/14/94  139.20       18.75
                                             1/17/94    1.80       19.00
                                             1/18/94  113.00       18.75
                                             1/19/94  324.60       19.75
                                             1/20/94  183.30       20.00
                                             1/21/94  822.70       20.00
                                             1/24/94  176.30       19.50
                                             1/25/94  295.80       19.00
                                             1/26/94  212.80       19.25
                                             1/27/94   42.10       19.50
                                             1/28/94   35.40       19.25
                                             1/31/94  198.50       20.25
                                             2/1/94   166.40       20.00
                                             2/2/94    23.80       20.25
                                             2/3/94    22.00       19.25
                                             2/4/94    78.40       18.00
                                             2/7/94    93.50       18.75
                                             2/8/94   254.60       18.75
                                             2/9/94    38.90       19.00
                                             2/10/94   16.60       18.75
                                             2/11/94    0.00       19.00
                                             2/14/94   99.70       19.00
                                             2/15/94   24.00       18.75
                                             2/16/94    3.00       18.75
                                             2/17/94   54.90       18.00
                                             2/18/94    3.60       17.50
                                             2/22/94  313.70       17.50
                                             2/23/94   89.80       17.50
                                             2/24/94   11.80       17.75
                                             2/25/94  978.10       16.25
                                             2/28/94  681.40       18.75
                                             3/1/94   112.80       17.75
                                             3/2/94   220.80       17.25
                                             3/3/94     2.90       17.50
                                             3/4/94    66.50       18.00
                                             3/7/94    64.00       18.00
                                             3/8/94    92.20       18.00
                                             3/9/94    29.30       17.63
                                             3/10/94   84.90       18.00
                                             3/11/94   36.60       17.63
                                             3/14/94  162.80       17.50
                                             3/15/94  100.90       17.38
                                             3/16/94   39.40       17.00
                                             3/17/94   34.20       17.13
                                             3/18/94   25.30       16.88
                                             3/21/94    4.70       16.75
                                             3/22/94    0.90       17.25
                                             3/23/94   52.20       17.25
                                             3/24/94    8.90       17.13
                                             3/25/94   18.70       17.00
                                             3/28/94   72.80       16.50
                                             3/29/94  228.20       15.25
                                             3/30/94  183.50       14.50
                                             3/31/94  691.70       14.00
                                             4/4/94   120.80       12.75
                                             4/5/94   327.30       13.75
                                             4/6/94   328.50       14.13
                                             4/7/94    24.30       14.38
                                             4/8/94   123.70       15.00
                                             4/11/94    2.00       15.00
                                             4/12/94   30.50       14.75
                                             4/13/94   43.30       13.50
                                             4/14/94   30.70       13.63
                                             4/15/94   19.50       14.00
                                             4/18/94   72.00       13.75
                                             4/19/94  326.00       13.50
                                             4/20/94   47.30       12.50
                                             4/21/94  210.70       13.00
                                             4/22/94  149.60       13.75
                                             4/25/94   17.20       14.25
                                             4/26/94   91.60       14.25
                                             4/28/94   31.30       14.25
                                             4/29/94   22.60       13.88
                                             5/2/94    47.90       14.00
                                             5/3/94    66.80       14.31
                                             5/4/94   112.00       14.63
                                             5/5/94   258.20       14.75
                                             5/6/94    11.20       14.38
                                             5/9/94    11.20       14.13
                                             5/10/94   10.70       14.13
                                             5/11/94   32.20       14.25
                                             5/12/94    1.20       14.00
                                             5/13/94   12.50       14.00
                                             5/16/94   62.80       14.50
                                             5/17/94  115.20       13.50
                                             5/18/94   73.10       13.25
                                             5/19/94    2.80       13.25
                                             5/20/94 1657.00       12.88
                                             5/23/94    1.20       13.00
                                             5/24/94    2.50       13.00
                                             5/25/94   36.60       12.75
                                             5/26/94    8.70       12.75
                                             5/27/94    2.70       12.75
                                             5/31/94    3.00       13.00
                                             6/1/94     2.00       13.00
                                             6/2/94   237.90       12.75
                                             6/3/94     1.60       12.75
                                             6/6/94     5.40       13.25
                                             6/7/94    11.30       13.00
                                             6/8/94    12.60       12.75
                                             6/9/94    46.30       12.50
                                             6/10/94   17.90       12.50
                                             6/13/94   33.30       12.50
                                             6/14/94   11.10       12.38
                                             6/15/94   18.20       12.75
                                             6/16/94    3.30       12.25
                                             6/17/94  132.70       11.50
                                             6/20/94  101.00       10.25
                                             6/21/94  172.30       10.50
                                             6/22/94   15.20       10.25
                                             6/23/94   81.90       10.50
                                             6/24/94    8.80       10.25
                                             6/27/94  601.00       10.25
                                             6/28/94   14.10       10.50
                                             6/29/94  506.20       10.75
                                             6/30/94  123.90       10.75
                                             7/1/94    21.80       10.38
                                             7/5/94   102.90       10.38
                                             7/6/94   150.70       10.38
                                             7/7/94    41.30       10.13
                                             7/8/94    91.30        9.88
                                             7/11/94  190.20        9.75
                                             7/12/94   73.50        9.63
                                             7/13/94   46.90        9.50
                                             7/14/94    9.60        9.75
                                             7/15/94   14.50        9.38
                                             7/18/94   25.10        9.63
                                             7/19/94   52.00       10.38
                                             7/20/94   44.10       10.25
                                             7/21/94   12.10       10.50
                                             7/22/94    3.00       10.25
                                             7/25/94  143.30       10.50
                                             7/26/94    4.20       10.50
                                             7/27/94   89.80       10.38
                                             7/28/94  335.20       11.06
                                             7/29/94  214.10       11.63
                                             8/1/94    66.50       11.50
                                             8/2/94   250.30       11.88
                                             8/3/94   135.10       12.00
                                             8/4/94   153.10       11.50
                                             8/5/94    74.90       11.75
                                             8/8/94    14.10       11.56
                                             8/9/94    36.50       11.63
                                             8/10/94   10.30       11.63
                                             8/11/94   13.10       11.63
                                             8/12/94   17.00       11.25
                                             8/15/94   17.60       11.50
                                             8/16/94   18.40       11.00
                                             8/17/94  609.90       11.00
                                             8/18/94   86.10       11.25
                                             8/19/94  129.60       11.25
                                             8/22/94  383.00       11.25
                                             8/23/94   14.90       11.25
                                             8/24/94  244.20       11.25
                                             8/25/94  459.40       11.25
                                             8/26/94  593.40       11.13
                                             8/29/94   72.80       10.94
                                             8/30/94  502.90       10.75
                                             8/31/94   20.10       10.75
                                             9/1/94   263.40       10.63
                                             9/2/94    17.70       10.63
                                             9/6/94     2.50       10.75
                                             9/7/94   156.80       11.63
                                             9/8/94    58.70       11.25
                                             9/9/94    32.30       10.75
                                             9/12/94   69.00       11.00
                                             9/13/94   15.30       11.00
                                             9/14/94   22.50       10.44
                                             9/15/94  174.10       10.75
                                             9/16/94  425.20       11.75
                                             9/19/94  129.30       12.13
                                             9/20/94  158.50       11.63
                                             9/21/94   79.70       11.88
                                             9/22/94  118.10       11.88
                                             9/23/94   53.20       11.75
                                             9/26/94   99.20       11.00
                                             9/27/94  415.40       10.25
                                             9/28/94  449.80       10.50
                                             9/29/94  425.60       10.50
                                             9/30/94  111.20       10.88
                                            10/3/94   109.70       10.50
                                            10/4/94    19.60       10.25
                                            10/5/94   987.60       10.00
                                            10/6/94    25.50       10.00
                                            10/7/94    53.00        9.88
                                            10/10/94   79.40        9.75
                                            10/11/94  287.70       10.13
                                            10/12/94   35.60       10.25
                                            10/13/94  172.80        9.88
                                            10/14/94   36.70        9.75
                                            10/17/94   10.30        9.75
                                            10/18/94   32.80        9.63
                                            10/19/94  100.20        9.50
                                            10/20/94   85.40        9.50
                                            10/21/94  235.10        9.06
                                            10/24/94  129.20        8.75
                                            10/25/94   69.80        8.88
                                            10/26/94  176.60        9.19
                                            10/27/94  145.30        9.63
                                            10/28/94  107.50        9.75
                                            10/31/94  258.30        9.00
                                            11/1/94   192.40        9.00
                                            11/2/94    76.10        9.00
                                            11/3/94   190.50        9.13
                                            11/4/94    68.00        9.13
                                            11/7/94    97.90        8.75
                                            11/8/94   126.30        8.50
                                            11/9/94   561.70        9.00
                                            11/10/94   82.70        8.75
                                            11/11/94   77.30        9.00
                                            11/14/94   35.40        9.00
                                            11/15/94   25.90        9.00
                                            11/16/94  186.80        9.25
                                            11/17/94  109.80        9.00
                                            11/18/94   56.00        9.00
                                            11/21/94   47.10        8.94
                                            11/22/94   88.10        8.50
                                            11/23/94   40.00        8.50
                                            11/25/94    4.60        8.75
                                            11/28/94  189.20        8.75
                                            11/29/94   13.80        8.75
                                            11/30/94   31.20        8.13
                                            12/1/94    71.40        8.25
                                            12/2/94    65.90        8.25
                                            12/5/94    33.10        7.75
                                            12/6/94   274.20        7.75
                                            12/7/94    92.70        7.50
                                            12/8/94   115.90        7.63
                                            12/9/94    72.30        8.00
                                            12/12/94   81.70        7.88
                                            12/13/94  216.40        7.38
                                            12/14/94  181.40        7.63
                                            12/15/94  153.70        8.00
                                            12/16/94  155.70        8.13
                                            12/19/94  225.90        9.00
                                            12/20/94  235.10        9.25
                                            12/21/94  104.10        9.25
                                            12/22/94  169.00        9.38
                                            12/23/94   27.30        9.50
                                            12/27/94  113.10        9.38
                                            12/28/94  112.70        9.25
                                            12/29/94   50.70        9.75
                                            12/30/94   52.30       10.00
                                             1/3/95    81.10        9.63
                                             1/4/95    46.50        9.25
                                             1/5/95   242.40        9.38
                                             1/6/95   121.30        9.38
                                             1/9/95   228.80        9.50
                                             1/10/95   32.90        9.56
                                             1/11/95   85.90        9.50
                                             1/12/95   55.70        9.25
                                             1/13/95   95.00        9.63
                                             1/16/95   49.60        9.63
                                             1/17/95   67.70        9.38
                                             1/18/95   62.10        9.75
                                             1/19/95  333.30       10.00
                                             1/20/95  315.40       10.25
                                             1/23/95  500.20       10.63
                                             1/24/95  144.20       10.88
                                             1/25/95  139.20       10.88
                                             1/26/95   98.80       10.38
                                             1/27/95   61.90       10.25
                                             1/30/95  129.60       10.25
                                             1/31/95   43.70        9.63
                                             2/1/95   165.50        9.88
                                             2/2/95    14.40       10.00
                                             2/3/95    86.50       10.13
                                             2/6/95    78.10        9.88
                                             2/7/95   103.60        9.19
                                             2/8/95   101.90        9.13
                                             2/9/95   104.10        9.75
                                             2/10/95   63.50        9.94
                                             2/13/95   32.90       10.00
                                             2/14/95   95.30       10.13
                                             2/15/95   33.00       10.13
                                             2/16/95   24.30        9.75
                                             2/17/95   53.30        9.75
                                             2/21/95   37.10        9.13
                                             2/22/95   21.70        9.50
                                             2/23/95  620.00        8.81
                                             2/24/95  116.70        8.75
                                             2/27/95  237.60        8.50
                                             2/28/95  172.40        8.13
                                             3/1/95   203.20        7.88
                                             3/2/95    55.40        7.94
                                             3/3/95   403.80        8.00
                                             3/6/95   161.80        8.17
                                             3/7/95    44.90        8.06
                                             3/8/95    70.30        8.06
                                             3/9/95    81.10        8.00
                                             3/10/95   32.60        8.00
                                             3/13/95   86.80        8.00
                                             3/14/95   59.60        8.13
                                             3/15/95   20.90        8.00
                                             3/16/95   49.60        8.00
                                             3/17/95   32.10        8.13
                                             3/20/95   54.40        7.88
                                             3/21/95   71.10        7.63
                                             3/22/95  142.50        7.88
                                             3/23/95  322.00        8.38
                                             3/24/95  342.30        8.06
                                             3/27/95   35.20        8.06
                                             3/28/95  114.50        8.00
                                             3/29/95   16.90        8.00
                                             3/30/95  136.50        7.88
                                             3/31/95   88.10        8.00
                                             4/3/95    68.00        8.00
                                             4/4/95   121.60        8.00
                                             4/5/95   115.00        8.00
                                             4/6/95    33.00        7.88
                                             4/7/95   125.40        8.00
                                             4/10/95  104.60        7.69
                                             4/11/95  100.20        7.88
                                             4/12/95   98.50        8.00
                                             4/13/95   82.30        8.00
                                             4/17/95   40.40        7.88
                                             4/18/95   96.60        8.00
                                             4/19/95  204.80        8.13
                                             4/20/95   77.60        8.00
                                             4/21/95  104.50        7.88
                                             4/24/95  161.80        8.00
                                             4/25/95   45.40        8.13
                                             4/26/95  471.00        8.13
                                             4/27/95   64.70        8.13
                                             4/28/95  224.60        8.13
                                             5/1/95   337.40        8.50
                                             5/2/95   106.40        8.31
                                             5/3/95   221.50        8.00
                                             5/4/95    32.50        7.75
                                             5/5/95    57.40        8.13
                                             5/8/95    42.30        7.88
                                             5/9/95    67.80        8.00
                                             5/10/95   83.60        7.88
                                             5/11/95  303.40        8.00
                                             5/12/95   32.30        7.75
                                             5/15/95   64.90        7.63
                                             5/16/95   47.10        7.63
                                             5/17/95   96.80        7.63
                                             5/18/95   90.10        8.00
                                             5/19/95   80.60        7.81
                                             5/22/95  100.00        7.75
                                             5/23/95   93.60        7.75
                                             5/24/95   35.50        7.75
                                             5/25/95   55.10        7.50
                                             5/26/95   27.60        7.63
                                             5/30/95   19.40        7.75
                                             5/31/95   52.60        7.50
                                             6/1/95    39.20        7.25
                                             6/2/95    74.50        7.25
                                             6/5/95   143.00        6.50
                                             6/6/95   145.60        7.13
                                             6/7/95    81.70        7.19
                                             6/8/95   139.70        7.63
                                             6/9/95   107.10        7.25
                                             6/12/95   47.50        7.13
                                             6/13/95  215.00        6.88
                                             6/14/95  172.00        6.75
                                             6/15/95  162.70        7.13
                                             6/16/95   45.10        7.06
                                             6/19/95  415.40        7.38
                                             6/20/95  201.20        7.06
                                             6/21/95   91.90        7.13
                                             6/22/95  131.90        7.00
                                             6/23/95  107.90        7.13
                                             6/26/95  139.90        7.13
                                             6/27/95   77.80        7.25
                                             6/28/95  390.90        7.13
                                             6/29/95  193.00        7.00
                                             6/30/95  100.00        7.31
                                             7/3/95   225.10        7.50
                                             7/5/95    88.50        7.63
                                             7/6/95   192.50        7.50
                                             7/7/95   235.10        7.75
                                             7/10/95  546.80        7.63
                                             7/11/95  328.00        8.06
                                             7/12/95  384.10        8.63
                                             7/13/95  323.70        8.50
                                             7/14/95  141.70        8.88
                                             7/17/95  500.20        9.38
                                             7/18/95  204.30        9.13
                                             7/19/95  129.20        8.50
                                             7/20/95  500.20        8.63
                                             7/21/95   62.30        9.00
                                             7/24/95  305.70        9.25
                                             7/25/95  582.40        9.13
                                             7/26/95  183.20        9.13
                                             7/27/95   52.30        9.13
                                             7/28/95   60.10        9.13
                                             7/31/95   35.30        8.88
                                             8/1/95    82.90        8.88
                                             8/2/95    40.90        8.75
                                             8/3/95   345.60        8.38
                                             8/4/95   124.40        8.50
                                             8/7/95   118.50        8.50
                                             8/8/95    70.60        8.63
                                             8/9/95   272.70        9.63
                                             8/10/95  169.90        9.25
                                             8/11/95  306.50        9.50
                                             8/14/95  190.40        9.38
                                             8/15/95  140.90        9.38
                                             8/16/95  157.30        9.50
                                             8/17/95  216.80        9.88
                                             8/18/95  149.70        9.88
                                             8/21/95  120.30        9.63
                                             8/22/95   69.00        9.50
                                             8/23/95   43.60        9.50
                                             8/24/95  137.10        9.38
                                             8/25/95   42.60        9.25
                                             8/28/95   78.90        9.50
                                             8/29/95  142.70        9.25
                                             8/30/95   57.60        9.38
                                             8/31/95   16.90        9.50
                                             9/1/95    54.80        9.50
                                             9/5/95   118.00        9.63
                                             9/6/95   106.30        9.50
                                             9/7/95   101.00        9.25
                                             9/8/95   479.90       10.00
                                             9/11/95  251.40        9.88
                                             9/12/95  140.30        9.63
                                             9/13/95  127.70        9.31
                                             9/14/95  255.20        9.88
                                             9/15/95  722.20       10.00
                                             9/18/95  214.30       10.50
                                             9/19/95  100.00       10.38
                                             9/20/95  275.40       10.88
                                             9/21/95  480.70       10.88
                                             9/22/95  190.70       10.75
                                             9/25/95   93.40       10.69
                                             9/26/95  167.60       10.13
                                             9/27/95  253.10       10.63
                                             9/28/95   88.60       11.00
                                             9/29/95   51.80       10.38
                                            10/2/95    47.10       10.50
                                            10/3/95   213.30       10.25
                                            10/4/95    15.90       10.00
                                            10/5/95    82.30        9.88
                                            10/6/95    61.00       10.00
                                            10/9/95    87.50        9.75
                                            10/10/95  114.30        9.25
                                            10/11/95  324.90        9.81
                                            10/12/95  269.50       10.00
                                            10/13/95  130.90        9.75
                                            10/16/95  132.20        9.38
                                            10/17/95  131.10        8.63
                                            10/18/95  194.50        8.50
                                            10/19/95  150.20        8.38
                                            10/20/95  169.50        8.25
                                            10/23/95   58.20        8.00
                                            10/24/95  155.80        7.63
                                            10/25/95  120.90        7.38
                                            10/26/95  148.50        7.38
                                            10/27/95   43.10        7.38
                                            10/30/95   90.40        7.63
                                            10/31/95   50.10        7.50
                                            11/1/95   261.30        7.13
                                            11/2/95  1315.40        7.13
                                            11/3/95   840.50        7.25
                                            11/6/95    88.80        7.38
                                            11/7/95   458.60        7.38
                                            11/8/95   191.60        7.19
                                            11/9/95    57.20        7.13
                                            11/10/95   17.40        7.38
                                            11/13/95   51.00        7.00
                                            11/14/95  133.00        7.00
                                            11/15/95   19.30        7.00
                                            11/16/95   46.70        7.06
                                            11/17/95   38.30        7.13
                                            11/20/95   55.40        7.13
                                            11/21/95   37.20        7.00
                                            11/22/95   33.90        7.25
                                            11/24/95   13.40        7.13
                                            11/27/95   66.20        7.00
                                            11/28/95   79.10        7.13
                                            11/29/95   86.70        7.13
                                            11/30/95   75.70        7.13
                                            12/1/95    61.20        7.13
                                            12/4/95    75.10        7.19
                                            12/5/95   112.50        7.00
                                            12/6/95    80.10        6.88
                                            12/7/95   267.40        6.63
                                            12/8/95    35.80        6.63
                                            12/11/95  104.50        6.88
                                            12/12/95   86.10        7.00
                                            12/13/95  255.60        7.25
                                            12/14/95   33.30        7.25
                                            12/15/95  144.70        7.63
                                            12/18/95   80.10        7.63
                                            12/19/95   53.40        7.38
                                            12/20/95   69.70        7.13
                                            12/21/95   34.80        7.13
                                            12/22/95   36.10        7.13
                                            12/26/95   41.00        7.13
                                            12/27/95   42.40        7.25
                                            12/28/95   81.60        7.25
                                            12/29/95  126.70        7.38
                                             1/2/96    17.00        7.50
                                             1/3/96    25.70        7.50
                                             1/4/96    35.90        7.63
                                             1/5/96    27.40        7.88
                                             1/8/96    33.90        8.00
                                             1/9/96    67.20        7.88
                                             1/10/96 1456.60        7.63
                                             1/11/96   59.00        7.88
                                             1/12/96   21.50        7.88
                                             1/15/96   36.20        7.63
                                             1/16/96   24.50        7.38
                                             1/17/96   49.70        7.44
                                             1/18/96  155.90        7.50
                                             1/19/96   70.00        7.38
                                             1/22/96   24.00        7.50
                                             1/23/96   69.60        7.63
                                             1/24/96   51.70        7.38
                                             1/25/96   70.10        7.19
                                             1/26/96   23.40        7.13
                                             1/29/96   16.10        6.88
                                             1/30/96   80.60        6.75
                                             1/31/96  118.70        6.63
                                             2/1/96    29.70        6.63
                                             2/2/96    72.30        7.00
                                             2/5/96   138.00        6.94
                                             2/6/96     6.60        7.00
                                             2/7/96    28.00        6.88
                                             2/8/96    51.10        6.63
                                             2/9/96    45.00        6.38
                                             2/12/96   33.20        6.88
                                             2/13/96   28.60        6.88
                                             2/14/96   11.90        7.00
                                             2/15/96   17.70        6.88
                                             2/16/96  148.60        7.00
                                             2/20/96   36.00        7.38
                                             2/21/96   81.10        7.50
                                             2/22/96   21.90        7.88
                                             2/23/96  123.10        7.88
                                             2/26/96   46.10        8.00
                                             2/27/96   56.30        8.25
                                             2/28/96   95.70        8.38
                                             2/29/96  203.30        8.19
                                             3/1/96    74.70        8.13
                                             3/4/96    94.30        8.13
                                             3/5/96   140.00        8.13
                                             3/6/96   112.70        8.00
                                             3/7/96    58.00        7.94
                                             3/8/96   264.50        7.94
                                             3/11/96   47.10        7.94
                                             3/12/96   70.80        8.00
                                             3/13/96   77.70        8.00
                                             3/14/96   61.20        8.13
                                             3/15/96  184.40        8.25
                                             3/18/96  356.30        8.63
                                             3/19/96   94.60        8.88
                                             3/20/96  110.60        9.00
                                             3/21/96  223.30        9.25
                                             3/22/96  109.40        8.75
                                             3/25/96   74.30        8.25
                                             3/26/96  117.60        8.25
                                             3/27/96  125.10        9.00
                                             3/28/96  113.20        9.25
                                             3/29/96  150.00        9.50
                                             4/1/96   101.20        9.50
                                             4/2/96   194.80        9.38
                                             4/3/96   116.90        9.75
                                             4/4/96   214.90        9.88
                                             4/8/96   179.80        9.50
                                             4/9/96   205.40        9.75
                                             4/10/96   61.90        9.63
                                             4/11/96  154.40        9.25
                                             4/12/96  451.60        9.88
                                             4/15/96  212.40       10.25
                                             4/16/96  231.50       10.25
                                             4/17/96  252.10       10.63
                                             4/18/96  141.70       10.75
                                             4/19/96  249.00       11.00
                                             4/22/96  145.90       10.75
                                             4/23/96  112.10       10.88
                                             4/24/96  193.70       11.25
                                             4/25/96  430.50       10.75
                                             4/26/96 1223.60       12.25
                                             4/29/96  856.70       12.25
                                             4/30/96  726.40       12.38
                                             5/1/96   124.70       11.88
                                             5/2/96   591.90       11.75
                                             5/3/96    95.50       11.75
                                             5/6/96   249.40       11.75
                                             5/7/96   113.40       11.88
                                             5/8/96   292.30       11.75
                                             5/9/96    81.40       11.75
                                             5/10/96  163.40       11.75
                                             5/13/96  185.80       11.88
                                             5/14/96   66.70       12.00
                                             5/15/96   44.70       11.75
                                             5/16/96  336.90       12.13
                                             5/17/96  132.70       12.13
                                             5/20/96  153.80       12.25
                                             5/21/96  211.60       12.50
                                             5/22/96   60.20       12.50
                                             5/23/96   63.80       11.88
                                             5/24/96   98.60       11.88
                                             5/28/96  290.30       11.88
                                             5/29/96  454.30       12.25
                                             5/30/96  157.20       12.25
                                             5/31/96  288.00       12.25
                                             6/3/96   195.20       12.13
                                             6/4/96   251.10       11.88
                                             6/5/96    65.40       11.88
                                             6/6/96   116.90       11.50
                                             6/7/96    81.50       11.50
                                             6/10/96  114.80       10.88
                                             6/11/96   71.80       11.00
                                             6/12/96  417.60       11.88
                                             6/13/96   80.60       11.75
                                             6/14/96   77.10       12.13
                                             6/17/96  424.40       12.38
                                             6/18/96  303.30       11.75
                                             6/19/96   72.80       11.75
                                             6/20/96  177.70       11.50
                                             6/21/96  161.70       11.88
                                             6/24/96  372.40       12.25
                                             6/25/96  265.10       12.25
                                             6/26/96  311.70       12.25
                                             6/27/96   86.20       12.31
                                             6/28/96   73.10       12.25
                                             7/1/96   197.10       12.00
                                             7/2/96    75.80       12.25
                                             7/3/96    96.50       12.13
                                             7/5/96   143.50       12.00
                                             7/8/96   119.10       11.63
                                             7/9/96    62.90       11.75
                                             7/10/96  177.20       11.75
                                             7/11/96  107.70       12.13
                                             7/12/96   54.00       12.00
                                             7/15/96  158.50       12.25
                                             7/16/96   94.20       12.13
                                             7/17/96  448.80       11.88
                                             7/18/96  692.70       12.13
                                             7/19/96   18.00       11.88
                                             7/22/96  404.40       12.13
                                             7/23/96   80.40       11.88
                                             7/24/96  113.20       11.38
                                             7/25/96  328.80       11.63
                                             7/26/96   37.30       12.00
                                             7/29/96  198.50       12.00
                                             7/30/96  165.30       11.88
                                             7/31/96  426.90       12.00
                                             8/1/96    26.20       12.25
                                             8/2/96   112.50       12.25
                                             8/5/96   511.20       13.19
                                             8/6/96   331.10       14.00
                                             8/7/96   372.40       14.13
                                             8/8/96   135.80       13.88
                                             8/9/96    69.30       13.94
                                             8/12/96   88.10       14.06
                                             8/13/96   70.60       14.25
                                             8/14/96  801.20       14.94
                                             8/15/96  178.30       15.38
                                             8/16/96  130.60       15.75
                                             8/19/96  203.70       15.63
                                             8/20/96   73.80       15.38
                                             8/21/96   49.90       15.19
                                             8/22/96   91.30       15.63
                                             8/23/96   86.70       15.38
                                             8/26/96  152.40       15.00
                                             8/27/96  344.30       16.00
                                             8/28/96  664.50       16.38
                                             8/29/96  147.90       15.63
                                             8/30/96  148.90       15.56
                                             9/3/96   197.60       15.38
                                             9/4/96    24.20       15.50
                                             9/5/96    43.90       15.38
                                             9/6/96   226.20       15.25
                                             9/9/96   207.70       15.50
                                             9/10/96  121.80       15.50
                                             9/11/96   76.00       15.63
                                             9/12/96   93.10       15.13
                                             9/13/96   78.90       15.19
                                             9/16/96  119.40       15.25
                                             9/17/96  156.40       15.88
                                             9/18/96  183.60       16.50
                                             9/19/96  239.60       16.63
                                             9/20/96  132.50       16.75
                                             9/23/96   45.30       15.75
                                             9/24/96  165.40       15.50
                                             9/25/96   25.70       15.38
                                             9/26/96  117.50       15.00
                                             9/27/96   46.00       15.13
                                             9/30/96  158.00       16.25
                                            10/1/96   218.00       15.88
                                            10/2/96   134.40       16.50
                                            10/3/96    71.50       16.13
                                            10/4/96    40.90       16.25
                                            10/7/96    10.40       16.38
                                            10/8/96    70.10       15.50
                                            10/9/96    36.70       15.63
                                            10/10/96  351.00       17.50
                                            10/11/96  138.70       17.00
                                            10/14/96   37.80       16.88
                                            10/15/96   88.30       17.00
                                            10/16/96   74.80       17.25
                                            10/17/96   69.70       17.25
                                            10/18/96    8.70       17.25
                                            10/21/96   60.20       17.13
                                            10/22/96   67.60       16.50
                                            10/23/96  179.20       15.63
                                            10/24/96  103.80       15.25
                                            10/25/96   52.70       15.25
                                            10/28/96   52.20       15.38
                                            10/29/96  113.40       16.63
                                            10/30/96   43.30       16.25
                                            10/31/96  270.00       15.63
                                            11/1/96   525.50       15.38
                                            11/4/96   133.40       15.38
                                            11/5/96   187.40       15.13
                                            11/6/96   171.00       15.31
                                            11/7/96   210.40       15.13
                                            11/8/96   254.90       14.38
                                            11/11/96  153.90       13.63
                                            11/12/96  380.40       13.25
                                            11/13/96  214.60       13.75
                                            11/14/96   87.80       14.13
                                            11/15/96   60.80       14.50
                                            11/18/96   32.40       14.38
                                            11/19/96   73.30       15.25
                                            11/20/96   89.50       15.50
                                            11/21/96   87.60       15.25
                                            11/22/96   61.50       15.50
                                            11/25/96   62.20       15.50
                                            11/26/96   57.30       15.88
                                            11/27/96  129.40       16.63
                                            11/29/96  111.40       16.63
                                            12/2/96    31.20       16.38
                                            12/3/96   148.60       14.38
                                            12/4/96    59.10       14.00
                                            12/5/96    61.80       14.25
                                            12/6/96   144.10       15.50
                                            12/9/96   131.40       15.88
                                            12/10/96   69.70       15.38
                                            12/11/96   43.80       15.88
                                            12/12/96   43.00       15.50
                                            12/13/96   18.90       15.38
                                            12/16/96   46.40       15.38
                                            12/17/96   37.10       15.00
                                            12/18/96   72.00       15.38
                                            12/19/96   12.10       15.50
                                            12/20/96   21.90       15.31
                                            12/23/96   12.20       15.38
                                            12/24/96    2.00       15.38
                                            12/26/96    2.80       15.25
                                            12/27/96   33.60       16.13
                                            12/30/96   36.60       16.00
                                            12/31/96   42.00       16.50
                                             1/2/97    44.30       15.75
                                             1/3/97    55.30       15.13
                                             1/6/97    52.30       15.25
                                             1/7/97   100.50       15.25
                                             1/8/97   242.00       16.88
                                             1/9/97   262.30       17.13
                                             1/10/97  144.00       17.00
                                             1/13/97  223.00       16.88
                                             1/14/97   27.00       16.31
                                             1/15/97   50.40       16.50
                                             1/16/97    7.30       16.13
                                             1/17/97   30.90       15.75
                                             1/20/97   20.90       16.00
                                             1/21/97  464.20       17.00
                                             1/22/97  440.90       17.88
                                             1/23/97  125.70       17.75
                                             1/24/97   80.30       16.63
                                             1/27/97   34.00       16.38
                                             1/28/97   90.60       17.13
                                             1/29/97   60.80       17.13
                                             1/30/97   22.80       17.38
                                             1/31/97  265.80       19.88
                                             2/3/97   415.90       21.00
                                             2/4/97   260.70       20.00
                                             2/5/97    52.30       20.00
                                             2/6/97    50.50       20.38
                                             2/7/97   130.40       20.63
                                             2/10/97   80.20       20.00
                                             2/11/97   73.40       18.88
                                             2/12/97   70.30       19.63
                                             2/13/97  139.20       20.00
                                             2/14/97  100.50       19.75
                                             2/18/97  146.60       20.00
                                             2/19/97  128.30       20.13
                                             2/20/97   35.30       20.13
                                             2/21/97  157.20       18.75
                                             2/24/97  119.30       18.00
                                             2/25/97   25.90       18.00
                                             2/26/97    9.90       17.63
                                             2/27/97   51.80       18.13
                                             2/28/97   38.70       18.63
                                             3/3/97   116.00       19.75
                                             3/4/97    47.30       19.00
                                             3/5/97    34.00       19.00
                                             3/6/97    25.40       19.00
                                             3/7/97    55.90       18.25
                                             3/10/97  197.80       18.25
                                             3/11/97   33.50       18.13
                                             3/12/97  124.60       17.50
                                             3/13/97  260.80       16.38
                                             3/14/97   29.80       17.13
                                             3/17/97   35.00       16.88
                                             3/18/97   28.50       16.31
                                             3/19/97   30.90       16.63
                                             3/20/97   29.10       16.38
                                             3/21/97   55.80       17.13
                                             3/24/97   13.50       17.25
                                             3/25/97   32.40       16.63
                                             3/26/97   23.90       16.63
                                             3/27/97   48.00       16.38
                                             3/31/97   57.60       15.63
                                             4/1/97    39.30       14.94
                                             4/2/97    45.60       14.38
                                             4/3/97    45.80       13.50
                                             4/4/97   311.20       12.25
                                             4/7/97   168.50       14.00
                                             4/8/97    32.90       13.88
                                             4/9/97    54.50       13.75
                                             4/10/97   69.30       12.38
                                             4/11/97   19.50       12.13
                                             4/14/97   36.50       12.25
                                             4/15/97  128.10       12.44
                                             4/16/97   79.40       13.13
                                             4/17/97   23.00       13.63
                                             4/18/97   12.20       13.63
                                             4/21/97    3.20       13.13
                                             4/22/97  156.90       14.25
                                             4/23/97   30.30       14.63
                                             4/24/97   53.80       14.00
                                             4/25/97   15.60       14.25
                                             4/28/97   26.40       14.00
                                             4/29/97   38.90       14.13
                                             4/30/97   63.70       14.38
                                             5/1/97   184.40       15.00
                                             5/2/97   102.40       15.38
                                             5/5/97    31.70       13.75
                                             5/6/97    24.40       14.25
                                             5/7/97    10.20       14.25
                                             5/8/97   114.10       14.00
                                             5/9/97     6.30       14.00
                                             5/12/97   19.50       14.13
                                             5/13/97   46.70       14.38
                                             5/14/97   45.90       14.38
                                             5/15/97   42.20       13.50
                                             5/16/97   13.60       13.25
                                             5/19/97   27.80       13.00
                                             5/20/97   19.80       13.13
                                             5/21/97   52.40       12.88
                                             5/22/97   62.60       13.19
                                             5/23/97   28.80       13.25
                                             5/27/97   20.30       13.75
                                             5/28/97   48.10       14.13
                                             5/29/97   16.70       14.13
                                             5/30/97   69.80       15.13
                                             6/2/97    44.50       15.13
                                             6/3/97    14.90       14.50
                                             6/4/97    31.30       14.25
                                             6/5/97    39.50       13.63
                                             6/6/97   102.40       13.13
                                             6/9/97    75.10       13.00
                                             6/10/97    8.70       13.00
                                             6/11/97  208.70       14.25
                                             6/12/97   73.90       14.00
                                             6/13/97  106.50       14.00
                                             6/16/97   21.00       13.88
                                             6/17/97   41.30       13.75
                                             6/18/97   42.80       13.88
                                             6/19/97   52.80       13.75
                                             6/20/97   20.00       13.50
                                             6/23/97   53.30       12.88
                                             6/24/97  179.70       13.25
                                             6/25/97  953.00       13.13
                                             6/26/97  122.90       13.13
                                             6/27/97   50.80       13.00
                                             6/30/97   91.00       13.13
                                             7/1/97    82.60       12.63
                                             7/2/97    39.50       13.38
                                             7/3/97   140.50       13.25
                                             7/7/97    68.40       13.00
                                             7/8/97   217.70       13.38
                                             7/9/97   210.10       14.00
                                             7/10/97   38.30       13.75
                                             7/11/97   26.50       14.00
                                             7/14/97   35.20       14.00
                                             7/15/97   22.90       14.00
                                             7/16/97   42.00       13.38
                                             7/17/97   61.20       13.75
                                             7/18/97   16.50       13.63
                                             7/21/97   23.30       12.25
                                             7/22/97   25.20       13.00
                                             7/23/97   23.70       12.38
                                             7/24/97   69.60       13.25
                                             7/25/97   54.00       12.75
                                             7/28/97   49.70       12.25
                                             7/29/97  238.10       11.38
                                             7/30/97  141.90       11.13
                                             7/31/97   28.80       11.50
                                             8/1/97   132.00       12.00
                                             8/4/97    95.30       11.38
                                             8/5/97   240.20       10.38
                                             8/6/97    91.50       10.13
                                             8/7/97    68.80       10.25
                                             8/8/97   130.20       10.13
                                             8/11/97   57.90        9.63
                                             8/12/97  129.50        9.50
                                             8/13/97  112.50       10.56
                                             8/14/97   66.50       10.50
                                             8/15/97  122.60       11.00
                                             8/18/97   50.20       10.50
                                             8/19/97   53.60       10.75
                                             8/20/97    7.60       10.25
                                             8/21/97   59.20        9.75
                                             8/22/97   79.70       10.00
                                             8/25/97  105.60       10.88
                                             8/26/97   13.20       11.00
                                             8/27/97  137.10       11.13
                                             8/28/97   94.50       10.88
                                             8/29/97  254.80       11.25
                                             9/2/97   780.40       11.13
                                             9/3/97   130.90       11.25
                                             9/4/97   477.80       12.00
                                             9/5/97   119.10       11.63
                                             9/8/97   136.70       11.88
                                             9/9/97   381.80       11.38
                                             9/10/97   95.40       11.63
                                             9/11/97  708.90       12.13
                                             9/12/97  234.60       12.50
                                             9/15/97  102.30       13.00
                                             9/16/97  316.30       13.00
                                             9/17/97  144.60       13.00
                                             9/18/97   90.30       13.00
                                             9/19/97  135.80       13.25
                                             9/22/97  116.90       13.25
                                             9/23/97  167.30       13.69
                                             9/24/97  194.50       13.88
                                             9/25/97  401.80       14.38
                                             9/26/97  138.20       14.50
                                             9/29/97   43.90       14.25
                                             9/30/97  132.40       14.13
                                            10/1/97    85.40       13.88
                                            10/2/97    65.90       14.25
                                            10/3/97    47.00       14.13
                                            10/6/97    59.90       14.25
                                            10/7/97    95.10       14.13
                                            10/8/97    58.40       13.88
                                            10/9/97   298.00       13.00
                                            10/10/97   77.30       13.19
                                            10/13/97   81.70       13.00
                                            10/14/97   22.00       12.81
                                            10/15/97   49.30       13.13
                                            10/16/97   44.50       12.94
                                            10/17/97   25.20       13.00
                                            10/20/97   30.70       13.00
                                            10/21/97   25.70       12.88
                                            10/22/97   27.30       12.81
                                            10/23/97   58.40       12.13
                                            10/24/97   43.90       12.25
                                            10/27/97   28.00       11.63
                                            10/28/97   83.90       11.88
                                            10/29/97   57.40       11.88
                                            10/30/97   30.30       11.63
                                            10/31/97   16.30       11.56
                                            11/3/97    83.10       12.50
                                            11/4/97   130.80       11.38
                                            11/5/97    42.90       12.00
                                            11/6/97    47.70       11.88
                                            11/7/97    62.10       11.25
                                            11/10/97   11.20       11.63
                                            11/11/97   40.40       11.38
                                            11/12/97   50.00       10.75
                                            11/13/97   36.20       11.25
                                            11/14/97   14.00       11.00
                                            11/17/97   49.80       10.75
                                            11/18/97   38.70       10.88
                                            11/19/97   48.20       11.00
                                            11/20/97  106.10       11.00
                                            11/21/97   57.20       10.94
                                            11/24/97   35.10       11.00
                                            11/25/97   29.20       11.00
                                            11/26/97   22.30       11.00
                                            11/28/97   20.50       11.00
                                            12/1/97    14.00       10.81
                                            12/2/97    50.90       10.25
                                            12/3/97   113.50       10.13
                                            12/4/97   149.70       10.00
                                            12/5/97   365.80        9.63
                                            12/8/97    59.10       10.44
                                            12/9/97   169.90       10.38
                                            12/10/97  195.70       10.00
                                            12/11/97   92.80        9.63
                                            12/12/97  107.20       10.00
                                            12/15/97   67.80        9.75
                                            12/16/97  203.70       10.44
                                            12/17/97  193.70       10.63
                                            12/18/97   59.20       10.00
                                            12/19/97   86.00        9.88
                                            12/22/97   61.80        9.75
                                            12/23/97   60.90        9.69
                                            12/24/97  135.60       10.50
                                            12/26/97   52.10       11.13
                                            12/29/97  110.90       11.38
                                            12/30/97  122.30       10.88
                                            12/31/97   67.40       10.88
                                             1/2/98    22.80       11.13
                                             1/5/98   163.90       11.25
                                             1/6/98    56.90       11.44
                                             1/7/98    71.30       12.06
                                             1/8/98    46.50       12.13
                                             1/9/98    47.10       12.00
                                             1/12/98  103.00       12.50
                                             1/13/98   39.30       12.50
                                             1/14/98   46.90       12.13
                                             1/15/98   43.90       12.38
                                             1/16/98   38.50       12.63
                                             1/20/98   44.30       12.13
                                             1/21/98   33.20       11.77
                                             1/22/98   65.30       12.25
                                             1/23/98   39.80       12.50
                                             1/26/98   44.60       12.25
                                             1/27/98   52.70       12.50
                                             1/28/98   22.40       12.53
                                             1/29/98   94.90       13.13
                                             1/30/98   82.40       12.88
                                             2/2/98    51.30       12.75
                                             2/3/98    97.20       13.19
                                             2/4/98    37.10       13.00
                                             2/5/98    26.70       13.50
                                             2/6/98    62.10       13.25
                                             2/9/98    49.60       13.00
                                             2/10/98   50.00       13.00
                                             2/11/98   89.40       12.94
                                             2/12/98   25.60       13.25
                                             2/13/98   62.60       13.25
                                             2/17/98   50.00       13.50
                                             2/18/98  341.30       14.00
                                             2/19/98   80.80       13.88
                                             2/20/98   78.00       14.13
                                             2/23/98  160.60       13.50
                                             2/24/98   77.30       13.75
                                             2/25/98   46.60       13.63
                                             2/26/98  222.00       14.31
                                             2/27/98  117.90       14.38
                                             3/2/98    45.10       14.06
                                             3/3/98    27.80       14.00
                                             3/4/98    82.60       13.50
                                             3/5/98   161.30       13.75
                                             3/6/98    75.60       13.81
                                             3/9/98    84.70       14.06
                                             3/10/98   16.30       13.63
                                             3/11/98   57.40       14.19
                                             3/12/98   51.00       14.00
                                             3/13/98   33.00       13.88
                                             3/16/98   95.70       14.75
                                             3/17/98 3029.40       17.38
                                             3/18/98  835.70       17.44
                                             3/19/98  314.00       17.44
                                             3/20/98  236.10       17.44
                                             3/23/98  320.50       17.44
                                             3/24/98  198.60       17.81
                                             3/25/98 1408.90       17.56
                                             3/26/98   89.70       17.50
                                             3/27/98   79.20       17.56
                                             3/30/98   75.90       17.59
                                             3/31/98   95.90       17.56
                                             4/1/98    91.80       17.63
                                             4/2/98    86.90       17.69
                                             4/3/98    70.50       17.69
                                             4/6/98   103.20       17.75
                                             4/7/98    57.10       17.75
                                             4/8/98    62.80       17.75
                                             4/9/98    74.80       17.88
                                             4/13/98   22.30       17.94
                                             4/14/98   18.40       17.94
                                             4/15/98   40.10       17.88
                                             4/16/98  116.90       17.50
                                             4/17/98   31.80       17.50
                                             4/20/98   57.90       17.63
                                             4/21/98   44.60       17.75
                                             4/22/98  146.50       17.63
                                             4/23/98   26.60       17.63
                                             4/24/98   57.60       17.56
                                             4/27/98   35.50       17.63
                                             4/28/98   22.90       17.44
                                             4/29/98   54.70       17.50
                                             4/30/98   29.10       17.50
                                             5/1/98    56.10       17.50
                                             5/4/98    77.40       17.38
                                             5/5/98   126.60       17.00
                                             5/6/98   163.50       17.19
                                             5/7/98   576.20       16.63
                                             5/8/98    80.60       16.50
                                             5/11/98   56.50       16.56
                                             5/12/98  156.90       16.50
                                             5/13/98   44.70       16.25
                                             5/14/98   74.60       16.31
                                             5/15/98   69.40       16.38
                                             5/18/98   45.20       16.38
                                             5/19/98   11.10       16.44
                                             5/20/98   27.40       16.38
                                             5/21/98   30.10       16.44
                                             5/22/98   69.30       16.38
                                             5/26/98   86.00       16.25
                                             5/27/98  318.10       15.97
                                             5/28/98   42.90       15.50
                                             5/29/98  103.10       15.50
                                             6/1/98    55.60       15.38
                                             6/2/98    51.60       15.50
                                             6/3/98    61.00       15.31
                                             6/4/98   103.00       15.38
                                             6/5/98    35.40       15.69
                                             6/8/98    17.10       15.69
                                             6/9/98    11.40       15.81
                                             6/10/98   39.10       15.66
                                             6/11/98   44.70       15.63
                                             6/12/98   61.50       15.44
                                             6/15/98  106.40       15.00
                                             6/16/98   25.80       15.25
                                             6/17/98   85.70       15.50
                                             6/18/98   56.80       15.38
                                             6/19/98   26.20       15.31
                                             6/22/98   25.70       15.38
                                             6/23/98  105.10       16.00
                                             6/24/98   93.80       16.19
                                             6/25/98   37.40       16.25
                                             6/26/98  717.50       17.77
                                             6/29/98  217.40       17.31
                                             6/30/98  141.00       17.44
                                             7/1/98   128.40       17.38
                                             7/2/98   124.00       17.38
                                             7/6/98   174.50       17.56
                                             7/7/98    42.20       17.50
                                             7/8/98   129.00       17.56
                                             7/9/98   131.50       17.63
                                             7/10/98   90.50       17.50
                                             7/13/98  262.50       17.56
                                             7/14/98  130.90       17.47
                                             7/15/98  126.70       17.50
                                             7/16/98    6.70       17.50
                                             7/17/98   23.40       17.56
                                             7/20/98   50.50       17.50
                                             7/21/98   16.10       17.50
                                             7/22/98  247.20       17.50
                                             7/23/98   17.80       17.31
                                             7/24/98   27.60       17.34
                                             7/27/98  118.40       17.50
                                             7/28/98   59.30       16.94
                                             7/29/98   44.30       17.38
                                             7/30/98   61.80       17.25
                                             7/31/98  179.90       17.25
                                             8/3/98   214.60       17.25
                                             8/4/98   152.70       17.31
                                             8/5/98   244.20       17.16
                                             8/6/98    32.90       17.00
                                             8/7/98   239.40       17.63
                                             8/10/98   74.10       17.31
                                             8/11/98  207.20       17.06
                                             8/12/98   53.50       17.38
                                             8/13/98    3.80       17.31
                                             8/14/98   75.90       17.44
                                             8/17/98   97.20       17.44
                                             8/18/98  122.00       17.53
                                             8/19/98   30.50       17.38
                                             8/20/98   11.70       17.38
                                             8/21/98  178.80       17.25
                                             8/24/98  121.80       17.25
                                             8/25/98  143.00       17.25
                                             8/26/98  231.00       16.56
                                             8/27/98  172.60       16.00
                                             8/28/98  102.70       15.88
                                             8/31/98  272.50       15.00
                                             9/1/98   333.00       14.13
                                             9/2/98   175.60       15.34
                                             9/3/98   146.20       15.00
                                             9/4/98    32.90       15.13
                                             9/8/98    96.70       14.75
                                             9/9/98    84.40       14.00
                                             9/10/98   89.60       14.13
                                             9/11/98   84.30       14.25
                                             9/14/98  182.60       16.06
                                             9/15/98   27.30       16.50
                                             9/16/98  136.30       16.00
                                             9/17/98  228.50       16.00
                                             9/18/98  191.10       15.94
                                             9/21/98  246.90       15.06
                                             9/22/98  140.90       16.00
                                             9/23/98  227.00       16.06
                                             9/24/98  168.10       14.50
                                             9/25/98   48.90       14.25
                                             9/28/98  108.90       14.75
                                             9/29/98  147.10       14.63
                                             9/30/98  104.10       14.56
                                            10/1/98   100.30       14.06
                                            10/2/98    60.30       14.00
                                            10/5/98    68.20       13.69
                                            10/6/98   293.00       12.50
                                            10/7/98   429.10       11.38
                                            10/8/98    80.70       11.00
                                            10/9/98    64.90       11.50
                                            10/12/98   82.20       12.00
                                            10/13/98   23.20       11.00
                                            10/14/98   65.00       10.88
                                            10/15/98   37.50       10.50
                                            10/16/98   35.10       10.75
                                            10/19/98  207.80       10.19
                                            10/20/98   19.20       10.25
                                            10/21/98   51.30       10.50
                                            10/22/98   47.70       10.75
                                            10/23/98   67.80       10.88
                                            10/26/98   47.20       10.81
                                            10/27/98   45.60       11.00
                                            10/28/98   66.10       11.00
                                            10/29/98   31.00       10.97
                                            10/30/98   72.70       10.94


       Closing Prices:
       ---------------
Low Price on 2/09/96  - $6.38
High Price on 2/03/97 - $21.00

--------------------------------------------------------------------------------
November 2, 1998               22         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Suds Has Under-Performed The Market And Relevant Industrial Indices Since Its IPO In December Of 1993

                      Suds-Indexed Stock Price Performance
            Since The Date Of IPO Versus The S&P MidCap Industrials
                   And Other Relevant Industrial Peer Groups
                 Daily from December 7, 1993 - October 30, 1998

             GRAPH PAGE 23 - BEACON PRESENTATION

                        Indexed Prices (Market Cap Weighted)


                        CURRENCY: LOCAL
                         from December 7, 1993 - October 30, 1998

                Date      SPBIK       FMXI       AUTO2       HOME3
                12/7/93   100.00      100.00     100.00      100.00
                12/8/93   100.00      100.82      99.38       99.62
                12/9/93   100.82      101.64      99.38       98.87
                12/10/93  100.82      101.64      99.69       99.64
                12/13/93  100.82      101.64      99.62       99.99
                12/14/93  100.82      104.92      98.62      101.23
                12/15/93  100.82      103.28      98.04      102.87
                12/16/93   99.56      103.28      98.54      104.50
                12/17/93   99.56      106.56      99.52      106.36
                12/20/93   99.56      106.56     100.59      107.61
                12/21/93   99.56      108.20     101.23      108.45
                12/22/93   99.56      106.56     102.11      111.37
                12/23/93  100.14      103.28     102.96      111.06
                12/27/93  100.14      106.56     103.55      112.74
                12/28/93  100.14      106.56     103.23      114.15
                12/29/93  100.14      107.38     104.23      115.22
                12/30/93  103.15      108.20     104.21      114.71
                12/31/93  103.15      111.48     105.28      114.00
                 1/3/94   103.91      109.84     104.46      112.38
                 1/4/94   103.91      119.67     103.75      111.43
                 1/5/94   103.91      121.31     103.35      110.52
                 1/6/94   103.90      122.95     103.30      112.06
                 1/7/94   103.90      121.31     102.33      112.41
                 1/10/94  103.90      122.95     103.96      114.00
                 1/11/94  103.90      128.69     105.46      114.49
                 1/12/94  103.90      129.51     105.57      116.94
                 1/13/94  104.63      121.31     106.50      115.71
                 1/14/94  104.63      122.95     107.73      114.07
                 1/17/94  104.63      124.59     107.88      113.90
                 1/18/94  104.63      122.95     111.88      113.00
                 1/19/94  104.63      129.51     111.42      116.74
                 1/20/94  105.61      131.15     110.80      114.39
                 1/21/94  105.61      131.15     110.31      114.87
                 1/24/94  105.61      127.87     108.98      116.12
                 1/25/94  105.61      124.59     108.45      115.35
                 1/26/94  105.61      126.23     107.36      111.26
                 1/27/94  105.00      127.87     110.18      112.48
                 1/28/94  105.00      126.23     108.84      114.80
                 1/31/94  105.00      132.79     109.89      116.74
                 2/1/94   107.11      131.15     110.32      116.50
                 2/2/94   107.11      132.79     110.17      114.84
                 2/3/94   107.99      126.23     112.58      115.65
                 2/4/94   107.99      118.03     111.04      111.12
                 2/7/94   107.99      122.95     110.26      109.50
                 2/8/94   107.99      122.95     110.69      110.93
                 2/9/94   107.99      124.59     110.17      112.28
                 2/10/94  106.83      122.95     109.17      111.54
                 2/11/94  106.83      124.59     107.60      112.08
                 2/14/94  106.83      124.59     107.01      113.26
                 2/15/94  106.83      122.95     106.86      112.17
                 2/16/94  106.83      122.95     109.21      110.43
                 2/17/94  107.21      118.03     109.66      109.65
                 2/18/94  107.21      114.75     109.82      106.85
                 2/22/94  107.21      114.75     111.31      108.51
                 2/23/94  107.21      114.75     110.25      109.60
                 2/24/94  107.17      116.39     107.96      107.31
                 2/25/94  107.17      106.56     108.44      107.51
                 2/28/94  107.17      122.95     108.35      106.67
                 3/1/94   106.94      116.39     108.92      104.22
                 3/2/94   106.94      113.11     108.65      104.36
                 3/3/94   106.28      114.75     108.39      104.48
                 3/4/94   106.28      118.03     109.07      104.97
                 3/7/94   106.28      118.03     110.50      106.10
                 3/8/94   106.28      118.03     111.58      104.86
                 3/9/94   106.28      115.57     112.82      105.26
                 3/10/94  107.59      118.03     113.25      104.25
                 3/11/94  107.59      115.57     113.67      105.55
                 3/14/94  107.59      114.75     114.45      105.29
                 3/15/94  107.59      113.93     114.30      106.04
                 3/16/94  107.59      111.48     114.33      107.24
                 3/17/94  108.53      112.30     116.06      108.42
                 3/18/94  108.53      110.66     115.56      108.25
                 3/21/94  108.53      109.84     114.71      108.00
                 3/22/94  108.53      113.11     114.51      109.55
                 3/23/94  108.53      113.11     114.98      112.91
                 3/24/94  108.74      112.30     112.54      110.91
                 3/25/94  108.74      111.48     112.35      108.26
                 3/28/94  108.74      108.20     111.85      107.56
                 3/29/94  108.74      100.00     107.71      104.30
                 3/30/94  108.74       95.08     103.37      103.81
                 3/31/94  100.75       91.80     102.98      105.15
                 4/4/94   100.79       83.61     101.26      105.50
                 4/5/94   100.79       90.16     104.88      107.46
                 4/6/94   100.79       92.62     105.66      107.99
                 4/7/94   102.68       94.26     105.66      107.77
                 4/8/94   102.68       98.36     103.58      107.38
                 4/11/94  102.68       98.36     104.30      106.89
                 4/12/94  102.68       96.72     102.86      106.38
                 4/13/94  102.68       88.52     101.96      104.46
                 4/14/94   99.26       89.34     100.94      104.56
                 4/15/94   99.26       91.80      98.14      107.13
                 4/18/94   99.26       90.16      97.36      105.88
                 4/19/94   99.26       88.52      94.96      104.48
                 4/20/94   99.26       81.97      91.77      104.06
                 4/21/94   95.83       85.25      93.39      104.22
                 4/22/94   95.83       90.16      94.72      103.98
                 4/25/94   95.83       93.44      95.98      103.54
                 4/26/94   95.83       93.44      96.55      105.32
                 4/28/94  100.25       93.44      96.28      104.93
                 4/29/94  100.25       90.98      99.60      108.13
                 5/2/94   100.68       91.80      99.85      107.92
                 5/3/94   100.68       93.85      99.71      107.57
                 5/4/94   100.68       95.90      98.31      107.40
                 5/5/94   101.54       96.72      97.79      106.09
                 5/6/94   101.54       94.26      95.76      103.80
                 5/9/94   101.54       92.62      92.85      101.95
                 5/10/94  101.54       92.62      92.63      100.30
                 5/11/94  101.54       93.44      91.18      101.07
                 5/12/94   97.59       91.80      92.50      100.44
                 5/13/94   97.59       91.80      92.97      101.37
                 5/16/94   97.59       95.08      93.48      100.56
                 5/17/94   97.59       88.52      96.28       98.55
                 5/18/94   97.59       86.89      94.95       97.84
                 5/19/94   98.66       86.89      95.85       96.59
                 5/20/94   98.66       84.43      95.21       96.53
                 5/23/94   98.66       85.25      96.65       93.73
                 5/24/94   98.66       85.25      98.37       94.13
                 5/25/94   98.66       83.61      98.11       94.89
                 5/26/94   99.42       83.61      98.19       95.12
                 5/27/94   99.42       83.61      98.20       94.19
                 5/31/94   99.42       85.25      98.16       91.91
                 6/1/94    99.34       85.25      99.13       91.24
                 6/2/94    99.71       83.61      99.02       90.92
                 6/3/94    99.71       83.61      98.32       91.24
                 6/6/94    99.71       86.89      97.21       90.39
                 6/7/94    99.71       85.25      95.39       89.83
                 6/8/94    99.71       83.61      93.94       90.10
                 6/9/94    98.83       81.97      94.64       90.41
                 6/10/94   98.83       81.97      95.90       89.87
                 6/13/94   98.83       81.97      97.36       86.14
                 6/14/94   98.83       81.15     100.54       87.92
                 6/15/94   98.83       83.61     100.30       88.45
                 6/16/94   99.16       80.33     100.24       88.68
                 6/17/94   99.16       75.41      97.57       87.86
                 6/20/94   99.16       67.21      96.49       85.86
                 6/21/94   99.16       68.85      94.31       84.43
                 6/22/94   99.16       67.21      95.29       85.12
                 6/23/94   96.60       68.85      93.80       83.99
                 6/24/94   96.60       67.21      92.40       83.24
                 6/27/94   96.60       67.21      92.55       83.03
                 6/28/94   96.60       68.85      92.12       82.48
                 6/29/94   96.60       70.49      93.63       83.14
                 6/30/94   95.99       70.49      92.61       83.55
                 7/1/94    95.64       68.03      93.73       85.77
                 7/5/94    95.64       68.03      93.55       86.55
                 7/6/94    95.64       68.03      91.94       87.50
                 7/7/94    95.89       66.39      91.94       87.63
                 7/8/94    95.89       64.75      93.09       89.35
                 7/11/94   95.89       63.93      94.11       89.31
                 7/12/94   95.89       63.11      94.98       90.61
                 7/13/94   95.89       62.30      95.39       88.97
                 7/14/94   98.70       63.93      96.55       87.85
                 7/15/94   98.70       61.48      97.21       90.99
                 7/18/94   98.70       63.11      96.91       90.62
                 7/19/94   98.70       68.03      95.85       87.51
                 7/20/94   98.70       67.21      95.10       88.83
                 7/21/94   98.13       68.85      94.79       87.93
                 7/22/94   98.13       67.21      95.04       84.77
                 7/25/94   98.13       68.85      95.03       85.26
                 7/26/94   98.13       68.85      94.55       85.57
                 7/27/94   98.13       68.03      94.59       84.70
                 7/28/94   96.98       72.54      94.82       83.92
                 7/29/94   96.98       76.23      95.16       83.99
                 8/1/94    98.42       75.41      95.36       85.34
                 8/2/94    98.42       77.87      96.30       84.75
                 8/3/94    98.42       78.69      95.09       86.75
                 8/4/94    99.00       75.41      92.30       87.67
                 8/5/94    99.00       77.05      90.26       85.47
                 8/8/94    99.00       75.82      89.41       84.61
                 8/9/94    99.00       76.23      88.69       83.24
                 8/10/94   99.00       76.23      91.03       84.16
                 8/11/94  100.37       76.23      89.80       83.39
                 8/12/94  100.37       73.77      90.31       84.60
                 8/15/94  100.37       75.41      89.48       82.75
                 8/16/94  100.37       72.13      90.21       83.36
                 8/17/94  100.37       72.13      90.10       83.44
                 8/18/94  101.95       73.77      89.82       86.06
                 8/19/94  101.95       73.77      90.52       84.31
                 8/22/94  101.95       73.77      90.62       84.62
                 8/23/94  101.95       73.77      91.77       85.79
                 8/24/94  101.95       73.77      91.94       86.11
                 8/25/94  102.94       73.77      91.94       86.56
                 8/26/94  102.94       72.95      93.16       88.38
                 8/29/94  102.94       71.72      93.73       87.00
                 8/30/94  102.94       70.49      94.64       87.45
                 8/31/94  102.94       70.49      93.26       86.36
                 9/1/94   104.89       69.67      92.64       85.65
                 9/2/94   104.89       69.67      92.75       85.26
                 9/6/94   104.89       70.49      92.75       84.58
                 9/7/94   104.89       76.23      92.62       87.14
                 9/8/94   104.54       73.77      92.17       85.95
                 9/9/94   104.54       70.49      91.79       86.32
                 9/12/94  104.54       72.13      90.78       85.65
                 9/13/94  104.54       72.13      90.78       86.16
                 9/14/94  104.54       68.44      90.96       85.04
                 9/15/94  104.55       70.49      91.60       85.49
                 9/16/94  104.55       77.05      92.63       85.98
                 9/19/94  104.55       79.51      92.53       84.11
                 9/20/94  104.55       76.23      91.18       82.90
                 9/21/94  104.55       77.87      89.84       79.47
                 9/22/94  103.43       77.87      88.13       78.89
                 9/23/94  103.43       77.05      86.01       78.96
                 9/26/94  103.43       72.13      85.46       78.75
                 9/27/94  103.43       67.21      87.24       78.55
                 9/28/94  103.43       68.85      87.68       77.39
                 9/29/94  103.85       68.85      87.39       76.51
                 9/30/94  103.85       71.31      89.05       76.53
                10/3/94   104.13       68.85      88.58       74.91
                10/4/94   104.13       67.21      86.90       73.66
                10/5/94   104.13       65.57      85.57       74.34
                10/6/94   101.62       65.57      85.17       74.05
                10/7/94   101.62       64.75      85.65       74.62
                10/10/94  101.62       63.93      86.50       74.38
                10/11/94  101.62       66.39      89.03       75.81
                10/12/94  101.62       67.21      89.98       75.31
                10/13/94  104.27       64.75      89.30       77.71
                10/14/94  104.27       63.93      89.40       79.72
                10/17/94  104.27       63.93      89.82       75.58
                10/18/94  104.27       63.11      89.03       75.82
                10/19/94  104.27       62.30      88.42       75.91
                10/20/94  104.76       62.30      86.78       74.92
                10/21/94  104.76       59.43      87.23       75.05
                10/24/94  104.76       57.38      86.46       73.47
                10/25/94  104.76       58.20      86.54       72.06
                10/26/94  104.76       60.25      87.38       73.45
                10/27/94  103.06       63.11      86.56       73.78
                10/28/94  103.06       63.93      87.82       76.03
                10/31/94  103.06       59.02      88.35       75.20
                11/1/94   105.25       59.02      87.69       75.94
                11/2/94   105.25       59.02      88.89       76.01
                11/3/94   104.49       59.84      89.95       78.10
                11/4/94   104.49       59.84      89.24       77.21
                11/7/94   104.49       57.38      89.97       76.52
                11/8/94   104.49       55.74      90.31       77.01
                11/9/94   104.49       59.02      89.88       77.03
                11/10/94  103.67       57.38      89.13       76.48
                11/11/94  103.67       59.02      87.80       76.20
                11/14/94  103.67       59.02      88.62       76.82
                11/15/94  103.67       59.02      89.02       77.13
                11/16/94  103.67       60.66      88.37       76.75
                11/17/94  103.70       59.02      86.98       75.77
                11/18/94  103.70       59.02      85.19       76.02
                11/21/94  103.70       58.61      84.88       74.65
                11/22/94  103.70       55.74      83.52       73.84
                11/23/94  103.70       55.74      82.19       73.07
                11/25/94   98.55       57.38      83.44       72.31
                11/28/94   98.55       57.38      83.37       74.79
                11/29/94   98.55       57.38      83.90       74.29
                11/30/94   98.55       53.28      85.57       74.88
                12/1/94   100.26       54.10      84.80       75.90
                12/2/94   100.26       54.10      85.26       74.64
                12/5/94   100.26       50.82      86.30       74.67
                12/6/94   100.26       50.82      85.15       73.34
                12/7/94   100.26       49.18      85.04       72.36
                12/8/94    98.42       50.00      83.46       71.34
                12/9/94    98.42       52.46      83.44       69.80
                12/12/94   98.42       51.64      82.76       69.15
                12/13/94   98.42       48.36      82.11       68.64
                12/14/94   98.42       50.00      81.88       70.27
                12/15/94   97.85       52.46      83.49       70.79
                12/16/94   97.85       53.28      85.27       71.55
                12/19/94   97.85       59.02      86.76       67.45
                12/20/94   97.85       60.66      87.03       66.51
                12/21/94   97.85       60.66      85.96       66.86
                12/22/94   99.48       61.48      86.96       66.65
                12/23/94   99.48       62.30      88.09       67.48
                12/27/94   99.48       61.48      90.09       69.39
                12/28/94   99.48       60.66      88.78       67.88
                12/29/94  100.36       63.93      89.47       67.58
                12/30/94  100.36       65.57      90.31       68.07
                 1/3/95   101.37       63.11      91.31       68.42
                 1/4/95   101.37       60.66      91.08       68.42
                 1/5/95   100.56       61.48      90.61       69.10
                 1/6/95   100.56       61.48      92.21       71.23
                 1/9/95   100.56       62.30      92.90       72.44
                 1/10/95  100.56       62.70      92.52       76.25
                 1/11/95  100.56       62.30      92.00       73.22
                 1/12/95  101.54       60.66      91.40       74.14
                 1/13/95  101.54       63.11      90.44       73.85
                 1/16/95  101.54       63.11      92.35       76.15
                 1/17/95  101.54       61.48      92.63       74.91
                 1/18/95  101.54       63.93      92.02       74.62
                 1/19/95  103.39       65.57      91.19       74.03
                 1/20/95  103.39       67.21      89.73       74.51
                 1/23/95  103.39       69.67      90.00       74.90
                 1/24/95  103.39       71.31      89.88       76.15
                 1/25/95  103.39       71.31      89.11       77.11
                 1/26/95  101.75       68.03      87.23       78.51
                 1/27/95  101.75       67.21      87.01       77.43
                 1/30/95  101.75       67.21      86.15       76.42
                 1/31/95  101.75       63.11      85.56       75.26
                 2/1/95   100.78       64.75      85.29       75.10
                 2/2/95   101.15       65.57      85.77       75.74
                 2/3/95   101.15       66.39      85.35       76.27
                 2/6/95   101.15       64.75      85.81       77.55
                 2/7/95   101.15       60.25      85.29       78.62
                 2/8/95   101.15       59.84      85.05       79.52
                 2/9/95   104.22       63.93      86.11       80.04
                 2/10/95  104.22       65.16      87.49       79.94
                 2/13/95  104.22       65.57      87.05       80.45
                 2/14/95  104.22       66.39      88.38       80.12
                 2/15/95  104.22       66.39      88.11       80.37
                 2/16/95  105.57       63.93      87.72       80.05
                 2/17/95  105.57       63.93      88.49       78.36
                 2/21/95  105.57       59.84      88.30       77.71
                 2/22/95  105.57       62.30      88.54       77.46
                 2/23/95  105.01       57.79      89.67       77.87
                 2/24/95  105.01       57.38      89.92       77.53
                 2/27/95  105.01       55.74      88.38       76.87
                 2/28/95  105.01       53.28      91.31       78.04
                 3/1/95   106.13       51.64      89.79       77.71
                 3/2/95   105.81       52.05      88.13       77.75
                 3/3/95   105.81       52.46      86.86       76.62
                 3/6/95   105.81       53.59      87.01       78.24
                 3/7/95   105.81       52.87      85.89       77.73
                 3/8/95   105.81       52.87      85.98       77.81
                 3/9/95   105.81       52.46      85.89       76.56
                 3/10/95  105.81       52.46      86.45       77.95
                 3/13/95  105.81       52.46      86.65       77.55
                 3/14/95  105.81       53.28      86.10       77.87
                 3/15/95  105.81       52.46      85.65       78.13
                 3/16/95  107.59       52.46      86.67       78.01
                 3/17/95  107.59       53.28      86.77       75.73
                 3/20/95  107.59       51.64      85.73       75.45
                 3/21/95  107.59       50.00      86.42       75.37
                 3/22/95  107.59       51.64      86.82       75.02
                 3/23/95  107.34       54.92      85.65       75.05
                 3/24/95  107.34       52.87      86.07       76.47
                 3/27/95  107.34       52.87      87.30       76.53
                 3/28/95  107.34       52.46      87.40       77.07
                 3/29/95  107.34       52.46      87.28       76.85
                 3/30/95  109.00       51.64      89.77       76.18
                 3/31/95  109.00       52.46      89.14       75.91
                 4/3/95   109.03       52.46      88.87       75.82
                 4/4/95   109.03       52.46      87.37       75.26
                 4/5/95   109.03       52.46      87.28       75.46
                 4/6/95   109.27       51.64      87.72       75.57
                 4/7/95   109.27       52.46      87.16       74.78
                 4/10/95  109.27       50.41      86.48       74.78
                 4/11/95  109.27       51.64      86.11       75.04
                 4/12/95  109.27       52.46      88.68       75.19
                 4/13/95  110.28       52.46      87.29       75.79
                 4/17/95  110.28       51.64      87.28       75.91
                 4/18/95  110.28       52.46      87.37       75.40
                 4/19/95  110.28       53.28      86.68       74.77
                 4/20/95  108.06       52.46      86.89       76.45
                 4/21/95  108.06       51.64      86.99       76.14
                 4/24/95  110.16       52.46      88.31       76.45
                 4/25/95  110.18       53.28      88.50       76.20
                 4/26/95  110.37       53.28      87.58       77.16
                 4/27/95  110.97       53.28      87.57       77.53
                 4/28/95  111.28       53.28      88.15       78.10
                 5/1/95   110.97       55.74      88.12       77.45
                 5/2/95   110.91       54.51      87.88       76.39
                 5/3/95   111.73       52.46      88.66       77.20
                 5/4/95   111.03       50.82      87.26       77.59
                 5/5/95   110.36       53.28      85.50       79.63
                 5/8/95   110.79       51.64      87.20       82.68
                 5/9/95   111.03       52.46      87.06       85.09
                 5/10/95  111.25       51.64      88.74       85.45
                 5/11/95  112.00       52.46      88.64       84.69
                 5/12/95  112.56       50.82      89.71       84.74
                 5/15/95  113.44       50.00      90.85       86.59
                 5/16/95  113.88       50.00      92.87       87.95
                 5/17/95  113.97       50.00      93.15       86.67
                 5/18/95  112.70       52.46      91.95       84.02
                 5/19/95  112.37       51.23      91.65       84.61
                 5/22/95  113.19       50.82      91.53       86.27
                 5/23/95  114.38       50.82      92.15       86.62
                 5/24/95  113.71       50.82      92.06       86.78
                 5/25/95  113.75       49.18      92.27       87.08
                 5/26/95  112.92       50.00      92.24       86.40
                 5/30/95  111.93       50.82      92.39       85.66
                 5/31/95  112.58       49.18      94.01       87.18
                 6/1/95   113.21       47.54      94.31       87.10
                 6/2/95   113.18       47.54      94.61       86.63
                 6/5/95   114.02       42.62      95.93       85.24
                 6/6/95   114.02       46.72      97.75       87.20
                 6/7/95   114.07       47.13      97.14       87.07
                 6/8/95   114.68       50.00      97.16       86.67
                 6/9/95   114.44       47.54      96.47       85.35
                 6/12/95  115.10       46.72      97.61       85.37
                 6/13/95  116.06       45.08      98.22       85.27
                 6/14/95  116.27       44.26      97.45       84.43
                 6/15/95  116.90       46.72      98.70       85.13
                 6/16/95  117.63       46.31     100.19       84.92
                 6/19/95  118.64       48.36     100.52       84.34
                 6/20/95  118.96       46.31     100.24       82.99
                 6/21/95  118.61       46.72     100.21       83.81
                 6/22/95  119.84       45.90     100.03       84.17
                 6/23/95  119.53       46.72      99.97       81.97
                 6/26/95  117.75       46.72     100.16       82.64
                 6/27/95  116.99       47.54      98.70       83.09
                 6/28/95  117.09       46.72     100.00       82.42
                 6/29/95  117.75       45.90     100.77       84.38
                 6/30/95  118.19       47.95     103.43       84.34
                 7/3/95   118.59       49.18     103.69       85.47
                 7/5/95   119.23       50.00     103.69       86.12
                 7/6/95   120.45       49.18     106.67       88.75
                 7/7/95   122.18       50.82     108.39       92.82
                 7/10/95  122.60       50.00     109.83       93.79
                 7/11/95  122.14       52.87     109.96       93.50
                 7/12/95  123.96       56.56     110.00       94.39
                 7/13/95  124.14       55.74     108.80       93.97
                 7/14/95  124.09       58.20     108.22       93.28
                 7/17/95  124.41       61.48     109.88       94.02
                 7/18/95  122.87       59.84     109.91       93.51
                 7/19/95  119.41       55.74     107.50       93.98
                 7/20/95  120.52       56.56     109.93       93.00
                 7/21/95  120.95       59.02     109.47       92.13
                 7/24/95  122.42       60.66     110.17       93.75
                 7/25/95  123.45       59.84     110.42       94.16
                 7/26/95  124.16       59.84     110.12       94.47
                 7/27/95  125.85       59.84     110.15       96.03
                 7/28/95  125.47       59.84     109.93       95.72
                 7/31/95  125.65       58.20     110.60       94.83
                 8/1/95   124.57       58.20     110.19       95.38
                 8/2/95   123.73       57.38     110.62       95.50
                 8/3/95   123.18       54.92     111.05       95.74
                 8/4/95   123.71       55.74     111.51       95.60
                 8/7/95   124.20       55.74     112.83       96.17
                 8/8/95   124.17       56.56     112.77       95.26
                 8/9/95   124.87       63.11     112.93       96.19
                 8/10/95  124.67       60.66     114.22       95.36
                 8/11/95  124.65       62.30     113.97       95.28
                 8/14/95  125.59       61.48     113.19       94.38
                 8/15/95  125.49       61.48     113.27       94.12
                 8/16/95  127.13       62.30     112.92       94.82
                 8/17/95  128.05       64.75     112.56       95.85
                 8/18/95  127.98       64.75     112.35       96.72
                 8/21/95  127.05       63.11     111.68       96.89
                 8/22/95  127.49       62.30     111.87       96.12
                 8/23/95  127.79       62.30     112.61       94.83
                 8/24/95  127.07       61.48     112.66       95.06
                 8/25/95  126.95       60.66     113.14       96.34
                 8/28/95  125.78       62.30     111.44       97.23
                 8/29/95  125.35       60.66     111.62       98.96
                 8/30/95  126.04       61.48     110.89      100.10
                 8/31/95  126.85       62.30     111.21       98.58
                 9/1/95   127.05       62.30     112.91       99.06
                 9/5/95   129.09       63.11     115.04      100.76
                 9/6/95   130.00       62.30     116.35      102.00
                 9/7/95   130.26       60.66     115.58      101.53
                 9/8/95   131.28       65.57     115.26      102.20
                 9/11/95  131.84       64.75     115.42      103.05
                 9/12/95  131.51       63.11     115.37      102.98
                 9/13/95  131.72       61.07     115.27      101.61
                 9/14/95  131.48       64.75     115.93      102.34
                 9/15/95  130.30       65.57     114.54      101.96
                 9/18/95  130.41       68.85     113.92      101.25
                 9/19/95  131.27       68.03     113.52      101.18
                 9/20/95  131.70       71.31     114.37      100.30
                 9/21/95  130.72       71.31     113.36       98.60
                 9/22/95  130.14       70.49     113.09       98.63
                 9/25/95  128.62       70.08     112.98       96.88
                 9/26/95  127.91       66.39     113.32       95.86
                 9/27/95  127.19       69.67     112.89       95.80
                 9/28/95  129.23       72.13     113.38       96.01
                 9/29/95  128.84       68.03     113.58       95.61
                10/2/95   127.51       68.85     113.42       94.24
                10/3/95   126.17       67.21     113.13       92.24
                10/4/95   123.83       65.57     112.30       93.49
                10/5/95   124.96       64.75     112.37       92.69
                10/6/95   124.97       65.57     111.94       92.78
                10/9/95   121.89       63.93     111.40       91.56
                10/10/95  121.50       60.66     110.03       91.09
                10/11/95  123.58       64.34     110.15       90.07
                10/12/95  125.10       65.57     111.26       91.01
                10/13/95  125.59       63.93     113.47       92.47
                10/16/95  125.18       61.48     113.15       97.10
                10/17/95  127.15       56.56     112.33       96.14
                10/18/95  127.46       55.74     112.55       95.18
                10/19/95  127.31       54.92     111.80       95.77
                10/20/95  125.96       54.10     111.80       95.68
                10/23/95  125.85       52.46     111.55       95.42
                10/24/95  125.37       50.00     111.81       94.32
                10/25/95  123.76       48.36     110.52       93.36
                10/26/95  122.66       48.36     108.81       94.09
                10/27/95  123.11       48.36     109.03       95.26
                10/30/95  124.61       50.00     108.37       97.09
                10/31/95  123.96       49.18     106.95       97.53
                11/1/95   124.77       46.72     107.50       96.55
                11/2/95   127.01       46.72     108.94       97.99
                11/3/95   128.27       47.54     109.00       98.44
                11/6/95   128.16       48.36     109.23       99.36
                11/7/95   126.35       48.36     108.24       99.15
                11/8/95   126.50       47.13     107.73       99.06
                11/9/95   127.97       46.72     106.26      102.43
                11/10/95  128.17       48.36     106.98      102.79
                11/13/95  127.73       45.90     107.63      101.25
                11/14/95  126.08       45.90     107.47      103.28
                11/15/95  126.02       45.90     108.23      101.79
                11/16/95  126.93       46.31     108.25      101.83
                11/17/95  127.22       46.72     109.82      102.22
                11/20/95  125.42       46.72     108.94      103.61
                11/21/95  125.00       45.90     110.67      103.07
                11/22/95  125.08       47.54     112.65      102.82
                11/24/95  127.12       46.72     112.35      102.91
                11/27/95  126.19       45.90     112.96      102.11
                11/28/95  127.40       46.72     112.35      100.52
                11/29/95  128.47       46.72     112.49      100.33
                11/30/95  129.08       46.72     112.15      101.31
                12/1/95   128.17       46.72     112.82      101.30
                12/4/95   129.56       47.13     112.87      102.81
                12/5/95   129.29       45.90     113.66      104.48
                12/6/95   128.41       45.08     114.61      103.90
                12/7/95   127.61       43.44     113.32      103.90
                12/8/95   128.22       43.44     113.64      104.92
                12/11/95  128.03       45.08     114.83      105.18
                12/12/95  126.66       45.90     113.53      104.70
                12/13/95  127.25       47.54     113.13      105.21
                12/14/95  124.85       47.54     112.28      104.71
                12/15/95  124.09       50.00     112.28      104.33
                12/18/95  121.24       50.00     111.43      103.85
                12/19/95  123.55       48.36     112.31      103.37
                12/20/95  123.79       46.72     112.86      103.52
                12/21/95  125.31       46.72     112.31      103.12
                12/22/95  125.96       46.72     111.60      103.26
                12/26/95  126.52       46.72     112.65      101.54
                12/27/95  126.64       47.54     112.68      100.31
                12/28/95  126.42       47.54     112.33      100.81
                12/29/95  127.47       48.36     112.71      102.02
                 1/2/96   128.12       49.18     112.95      102.61
                 1/3/96   127.23       49.18     114.44      105.07
                 1/4/96   125.37       50.00     113.05      104.91
                 1/5/96   125.25       51.64     112.65      103.97
                 1/8/96   125.29       52.46     113.17      103.73
                 1/9/96   122.21       51.64     111.94      103.31
                 1/10/96  120.64       50.00     109.22      100.40
                 1/11/96  122.85       51.64     108.60      101.61
                 1/12/96  122.31       51.64     110.03      101.74
                 1/15/96  120.30       50.00     109.18      100.36
                 1/16/96  120.54       48.36     110.79      101.76
                 1/17/96  121.58       48.77     110.72      101.12
                 1/18/96  122.25       49.18     109.86       99.92
                 1/19/96  123.50       48.36     109.31       98.90
                 1/22/96  124.63       49.18     112.16       96.14
                 1/23/96  124.66       50.00     111.00       96.30
                 1/24/96  126.65       48.36     111.15       95.84
                 1/25/96  125.68       47.13     109.92       94.95
                 1/26/96  126.30       46.72     110.48       93.43
                 1/29/96  126.42       45.08     112.10       93.99
                 1/30/96  128.07       44.26     112.68       93.51
                 1/31/96  128.95       43.44     113.62       95.12
                 2/1/96   129.93       43.44     114.46       96.80
                 2/2/96   129.52       45.90     113.99       96.27
                 2/5/96   130.86       45.49     114.28       98.08
                 2/6/96   131.59       45.90     115.02       97.34
                 2/7/96   131.40       45.08     114.80       97.02
                 2/8/96   132.46       43.44     112.94       97.30
                 2/9/96   132.73       41.80     113.42       96.63
                 2/12/96  133.23       45.08     114.12       96.65
                 2/13/96  132.49       45.08     114.55       96.95
                 2/14/96  132.64       45.90     116.20       97.04
                 2/15/96  133.35       45.08     115.63       96.80
                 2/16/96  133.48       45.90     114.51       96.79
                 2/20/96  132.54       48.36     112.86       96.20
                 2/21/96  133.98       49.18     112.59       96.70
                 2/22/96  136.37       51.64     114.46       97.25
                 2/23/96  136.17       51.64     114.46       96.40
                 2/26/96  135.76       52.46     112.95       96.33
                 2/27/96  135.49       54.10     113.86       95.39
                 2/28/96  135.72       54.92     112.93       95.17
                 2/29/96  134.73       53.69     113.23       96.12
                 3/1/96   132.87       53.28     112.66       96.03
                 3/4/96   134.23       53.28     114.55       96.71
                 3/5/96   135.25       53.28     114.07      100.63
                 3/6/96   135.59       52.46     113.30      100.26
                 3/7/96   135.82       52.05     113.03       99.45
                 3/8/96   132.30       52.05     110.27       96.48
                 3/11/96  134.03       52.05     113.28       98.25
                 3/12/96  133.40       52.46     115.65       98.92
                 3/13/96  135.27       52.46     117.16       98.38
                 3/14/96  136.07       53.28     117.33      101.13
                 3/15/96  136.65       54.10     116.68      101.49
                 3/18/96  138.44       56.56     118.68      101.28
                 3/19/96  137.98       58.20     118.69      101.78
                 3/20/96  136.71       59.02     118.77      102.05
                 3/21/96  136.48       60.66     120.28      102.31
                 3/22/96  136.58       57.38     121.14      102.90
                 3/25/96  135.32       54.10     120.72      102.56
                 3/26/96  135.16       54.10     121.36      103.34
                 3/27/96  135.75       59.02     121.50      101.99
                 3/28/96  135.89       60.66     121.15      101.99
                 3/29/96  136.41       62.30     121.73      101.38
                 4/1/96   137.07       62.30     123.47       99.92
                 4/2/96   137.41       61.48     122.67       97.64
                 4/3/96   137.54       63.93     121.59       97.91
                 4/4/96   137.48       64.75     120.52       97.17
                 4/8/96   135.52       62.30     119.67       96.07
                 4/9/96   136.81       63.93     119.07       95.75
                 4/10/96  135.85       63.11     119.49       93.45
                 4/11/96  134.33       60.66     118.18       91.58
                 4/12/96  135.58       64.75     117.89       92.23
                 4/15/96  136.34       67.21     118.42       93.73
                 4/16/96  138.18       67.21     117.51       93.18
                 4/17/96  136.84       69.67     116.79       92.24
                 4/18/96  137.59       70.49     117.93       91.32
                 4/19/96  138.14       72.13     118.28       92.23
                 4/22/96  139.57       70.49     118.34       93.49
                 4/23/96  140.81       71.31     118.84       94.51
                 4/24/96  141.76       73.77     119.55       94.27
                 4/25/96  142.65       70.49     119.64       94.36
                 4/26/96  142.92       80.33     119.43       94.55
                 4/29/96  142.99       80.33     120.56       94.69
                 4/30/96  142.73       81.15     121.21       95.20
                 5/1/96   143.35       77.87     122.06       97.16
                 5/2/96   141.30       77.05     121.24       95.37
                 5/3/96   141.81       77.05     120.21       97.12
                 5/6/96   141.62       77.05     120.27       97.41
                 5/7/96   140.76       77.87     120.13       97.52
                 5/8/96   140.25       77.05     119.53       95.51
                 5/9/96   141.23       77.05     118.89       96.71
                 5/10/96  142.43       77.05     120.63       96.17
                 5/13/96  143.72       77.87     121.42       95.96
                 5/14/96  145.07       78.69     123.31       97.70
                 5/15/96  145.24       77.05     124.42       98.20
                 5/16/96  145.86       79.51     123.96       98.37
                 5/17/96  145.75       79.51     124.82       99.85
                 5/20/96  146.50       80.33     124.67       99.38
                 5/21/96  146.26       81.97     125.64      100.20
                 5/22/96  146.21       81.97     126.40      100.73
                 5/23/96  145.85       77.87     127.18      100.96
                 5/24/96  145.59       77.87     128.48      100.55
                 5/28/96  144.56       77.87     128.01       99.29
                 5/29/96  143.52       80.33     127.06       97.97
                 5/30/96  144.90       80.33     126.74       99.50
                 5/31/96  144.94       80.33     126.86      100.26
                 6/3/96   144.70       79.51     126.50      100.43
                 6/4/96   146.18       77.87     126.94       99.98
                 6/5/96   146.33       77.87     126.00      100.50
                 6/6/96   144.98       75.41     126.47      100.68
                 6/7/96   144.73       75.41     126.27       99.26
                 6/10/96  145.01       71.31     125.37       98.31
                 6/11/96  145.14       72.13     125.70       97.98
                 6/12/96  145.80       77.87     125.71       98.51
                 6/13/96  144.74       77.05     125.09       98.46
                 6/14/96  143.81       79.51     124.91       97.88
                 6/17/96  143.16       81.15     124.31       98.22
                 6/18/96  142.00       77.05     123.42       98.29
                 6/19/96  141.99       77.05     123.06       98.44
                 6/20/96  141.00       75.41     123.75       96.88
                 6/21/96  140.81       77.87     124.73       97.33
                 6/24/96  140.84       80.33     124.75       98.40
                 6/25/96  139.84       80.33     124.01       98.50
                 6/26/96  137.66       80.33     122.64       97.63
                 6/27/96  138.47       80.74     122.97       99.27
                 6/28/96  140.48       80.33     120.86       99.77
                 7/1/96   141.51       78.69     122.00       99.46
                 7/2/96   140.96       80.33     123.56       99.96
                 7/3/96   139.82       79.51     122.47      102.47
                 7/5/96   137.83       78.69     121.00      101.24
                 7/8/96   136.42       76.23     118.32       99.95
                 7/9/96   137.27       77.05     118.69      100.54
                 7/10/96  135.88       77.05     117.91      100.49
                 7/11/96  132.72       79.51     116.34      100.35
                 7/12/96  132.49       78.69     115.15      100.64
                 7/15/96  128.14       80.33     112.23       98.71
                 7/16/96  126.52       79.51     110.91       95.45
                 7/17/96  129.38       77.87     112.70       96.96
                 7/18/96  131.74       79.51     114.20       98.13
                 7/19/96  130.24       77.87     115.72       97.37
                 7/22/96  128.51       79.51     115.15       95.95
                 7/23/96  125.90       77.87     114.87       93.82
                 7/24/96  125.16       74.59     113.60       92.93
                 7/25/96  126.95       76.23     116.08       94.82
                 7/26/96  129.01       78.69     117.61       93.67
                 7/29/96  127.56       78.69     117.65       94.97
                 7/30/96  128.29       77.87     118.12       95.07
                 7/31/96  128.91       78.69     120.16       96.51
                 8/1/96   130.99       80.33     121.63       98.33
                 8/2/96   133.12       80.33     123.41       99.37
                 8/5/96   132.40       86.48     122.31      100.97
                 8/6/96   133.34       91.80     122.11      101.13
                 8/7/96   134.54       92.62     122.88      101.74
                 8/8/96   134.19       90.98     123.88      103.70
                 8/9/96   134.18       91.39     124.35      104.64
                 8/12/96  134.61       92.21     124.45      104.35
                 8/13/96  133.41       93.44     124.41      103.26
                 8/14/96  134.79       97.95     124.44      104.02
                 8/15/96  135.08      100.82     124.33      107.88
                 8/16/96  135.43      103.28     124.69      108.11
                 8/19/96  135.23      102.46     124.24      109.49
                 8/20/96  135.32      100.82     125.63      111.39
                 8/21/96  135.72       99.59     126.07      109.42
                 8/22/96  136.92      102.46     126.11      111.16
                 8/23/96  136.74      100.82     126.39      111.54
                 8/26/96  136.11       98.36     126.53      114.21
                 8/27/96  137.00      104.92     126.84      113.66
                 8/28/96  137.91      107.38     128.03      113.85
                 8/29/96  137.01      102.46     126.58      111.58
                 8/30/96  136.56      102.05     126.95      110.86
                 9/3/96   136.06      100.82     126.28      110.50
                 9/4/96   136.74      101.64     126.01      111.94
                 9/5/96   135.18      100.82     124.94      111.86
                 9/6/96   136.37      100.00     125.59      111.85
                 9/9/96   136.76      101.64     124.93      113.20
                 9/10/96  136.88      101.64     123.92      112.67
                 9/11/96  137.78      102.46     125.07      115.01
                 9/12/96  138.84       99.18     126.07      115.46
                 9/13/96  140.20       99.59     126.73      113.60
                 9/16/96  141.01      100.00     127.70      113.75
                 9/17/96  141.58      104.10     127.77      113.65
                 9/18/96  140.89      108.20     125.54      112.92
                 9/19/96  141.31      109.02     125.40      111.41
                 9/20/96  142.00      109.84     125.07      112.90
                 9/23/96  141.44      103.28     126.32      114.19
                 9/24/96  142.13      101.64     125.78      115.54
                 9/25/96  142.80      100.82     126.49      114.60
                 9/26/96  143.83       98.36     125.92      115.78
                 9/27/96  143.77       99.18     125.61      115.30
                 9/30/96  143.74      106.56     124.73      114.94
                10/1/96   142.92      104.10     125.95      115.58
                10/2/96   144.01      108.20     126.82      116.85
                10/3/96   143.74      105.74     126.84      117.21
                10/4/96   145.15      106.56     126.67      118.44
                10/7/96   145.22      107.38     124.77      118.20
                10/8/96   144.13      101.64     125.78      117.75
                10/9/96   143.76      102.46     124.93      116.95
                10/10/96  143.72      114.75     126.96      117.28
                10/11/96  144.42      111.48     127.27      119.49
                10/14/96  145.29      110.66     127.40      122.01
                10/15/96  145.13      111.48     128.71      121.25
                10/16/96  144.73      113.11     128.83      121.37
                10/17/96  145.03      113.11     129.14      120.78
                10/18/96  145.31      113.11     129.56      122.18
                10/21/96  144.35      112.30     129.59      122.80
                10/22/96  142.96      108.20     129.02      120.98
                10/23/96  143.60      102.46     128.62      120.37
                10/24/96  143.61      100.00     128.68      118.75
                10/25/96  143.37      100.00     129.63      118.05
                10/28/96  142.11      100.82     128.74      116.59
                10/29/96  140.78      109.02     129.03      119.51
                10/30/96  141.30      106.56     128.76      119.13
                10/31/96  141.84      102.46     128.29      118.93
                11/1/96   141.73      100.82     128.03      118.93
                11/4/96   141.51      100.82     128.03      120.41
                11/5/96   142.45       99.18     129.55      120.25
                11/6/96   144.43      100.41     130.32      121.94
                11/7/96   144.76       99.18     129.59      120.55
                11/8/96   145.20       94.26     130.08      122.36
                11/11/96  146.21       89.34     130.07      122.04
                11/12/96  146.21       86.89     129.66      121.74
                11/13/96  146.76       90.16     130.93      122.41
                11/14/96  147.92       92.62     131.92      122.87
                11/15/96  147.93       95.08     131.92      124.91
                11/18/96  147.71       94.26     131.33      123.30
                11/19/96  147.52      100.00     131.72      123.27
                11/20/96  148.26      101.64     133.57      124.19
                11/21/96  147.38      100.00     133.25      125.71
                11/22/96  149.39      101.64     132.82      125.58
                11/25/96  149.91      101.64     133.24      127.57
                11/26/96  149.55      104.10     134.44      128.01
                11/27/96  149.70      109.02     134.42      128.30
                11/29/96  149.68      109.02     134.80      129.91
                12/2/96   151.17      107.38     134.04      127.04
                12/3/96   151.06       94.26     134.30      127.89
                12/4/96   150.45       91.80     133.21      129.27
                12/5/96   150.52       93.44     133.57      129.00
                12/6/96   149.00      101.64     132.91      128.48
                12/9/96   151.12      104.10     136.89      128.79
                12/10/96  150.56      100.82     139.61      127.98
                12/11/96  148.90      104.10     138.35      126.84
                12/12/96  147.83      101.64     138.00      126.54
                12/13/96  146.69      100.82     137.66      124.35
                12/16/96  144.82      100.82     136.99      121.13
                12/17/96  144.96       98.36     135.53      123.05
                12/18/96  146.75      100.82     136.44      120.85
                12/19/96  148.17      101.64     134.79      121.02
                12/20/96  147.93      100.41     135.55      122.79
                12/23/96  146.80      100.82     136.22      121.74
                12/24/96  147.31      100.82     136.34      122.53
                12/26/96  148.13      100.00     136.30      122.06
                12/27/96  148.53      105.74     136.76      122.78
                12/30/96  148.74      104.92     136.30      122.35
                12/31/96  149.29      108.20     137.33      121.25
                 1/2/97   147.50      103.28     138.35      119.50
                 1/3/97   149.77       99.18     137.43      120.28
                 1/6/97   150.58      100.00     137.02      120.08
                 1/7/97   151.77      100.00     137.87      120.00
                 1/8/97   151.18      110.66     137.56      120.01
                 1/9/97   152.30      112.30     137.52      120.73
                 1/10/97  153.49      111.48     139.71      122.00
                 1/13/97  152.54      110.66     141.31      122.75
                 1/14/97  153.82      106.97     145.11      124.32
                 1/15/97  153.26      108.20     144.24      124.65
                 1/16/97  154.65      105.74     146.54      124.12
                 1/17/97  155.11      103.28     148.55      122.81
                 1/20/97  155.70      104.92     146.52      122.84
                 1/21/97  155.94      111.48     145.14      122.63
                 1/22/97  155.97      117.21     144.71      124.14
                 1/23/97  155.22      116.39     143.99      124.40
                 1/24/97  153.27      109.02     143.28      124.75
                 1/27/97  152.04      107.38     143.31      126.51
                 1/28/97  152.31      112.30     143.57      127.65
                 1/29/97  152.01      112.30     143.27      127.64
                 1/30/97  153.77      113.93     142.90      128.62
                 1/31/97  154.56      130.33     143.04      128.27
                 2/3/97   154.06      137.71     142.39      128.45
                 2/4/97   153.45      131.15     141.90      130.25
                 2/5/97   151.91      131.15     140.38      128.16
                 2/6/97   152.46      133.61     140.59      126.61
                 2/7/97   153.03      135.25     141.58      128.11
                 2/10/97  151.45      131.15     141.71      128.14
                 2/11/97  151.15      123.77     140.59      128.17
                 2/12/97  153.59      128.69     140.28      127.96
                 2/13/97  154.96      131.15     141.04      127.68
                 2/14/97  155.32      129.51     142.71      125.98
                 2/18/97  154.75      131.15     141.23      126.98
                 2/19/97  154.83      131.97     140.65      127.07
                 2/20/97  153.21      131.97     141.57      128.23
                 2/21/97  152.37      122.95     141.07      128.97
                 2/24/97  152.81      118.03     142.09      129.01
                 2/25/97  154.01      118.03     141.85      128.18
                 2/26/97  153.23      115.57     139.88      126.74
                 2/27/97  151.27      118.85     140.91      127.14
                 2/28/97  151.09      122.13     140.45      127.50
                 3/3/97   150.98      129.51     141.44      127.72
                 3/4/97   152.26      124.59     140.88      128.67
                 3/5/97   153.36      124.59     140.06      130.30
                 3/6/97   153.26      124.59     141.00      129.32
                 3/7/97   153.22      119.67     141.94      130.41
                 3/10/97  154.03      119.67     141.12      131.43
                 3/11/97  154.07      118.85     140.78      131.15
                 3/12/97  153.37      114.75     139.96      129.94
                 3/13/97  152.19      107.38     138.84      127.54
                 3/14/97  152.96      112.30     139.59      128.96
                 3/17/97  151.97      110.66     138.63      130.01
                 3/18/97  150.99      106.97     138.61      128.73
                 3/19/97  149.71      109.02     136.67      128.64
                 3/20/97  150.55      107.38     135.94      127.54
                 3/21/97  150.37      112.30     135.79      125.38
                 3/24/97  149.72      113.11     134.60      125.56
                 3/25/97  150.24      109.02     134.24      124.04
                 3/26/97  151.67      109.02     133.89      122.28
                 3/27/97  149.68      107.38     133.38      118.90
                 3/31/97  145.81      102.46     131.16      115.31
                 4/1/97   145.19       97.95     131.84      110.65
                 4/2/97   144.10       94.26     132.16      113.19
                 4/3/97   144.15       88.52     131.41      113.08
                 4/4/97   146.31       80.33     133.13      113.30
                 4/7/97   147.87       91.80     134.29      113.54
                 4/8/97   148.43       90.98     134.93      113.43
                 4/9/97   148.00       90.16     133.55      114.17
                 4/10/97  146.83       81.15     131.81      113.08
                 4/11/97  143.92       79.51     128.81      111.80
                 4/14/97  144.16       80.33     127.86      111.02
                 4/15/97  145.16       81.56     130.30      112.86
                 4/16/97  145.33       86.07     130.93      114.84
                 4/17/97  145.50       89.34     131.42      113.92
                 4/18/97  145.28       89.34     132.78      115.56
                 4/21/97  142.84       86.07     130.76      114.04
                 4/22/97  143.87       93.44     131.31      114.33
                 4/23/97  144.64       95.90     132.11      115.98
                 4/24/97  144.84       91.80     130.79      115.21
                 4/25/97  142.19       93.44     130.47      114.37
                 4/28/97  142.72       91.80     130.75      115.90
                 4/29/97  145.76       92.62     132.36      117.62
                 4/30/97  147.38       94.26     134.43      118.80
                 5/1/97   148.20       98.36     134.91      118.15
                 5/2/97   151.69      100.82     137.22      120.98
                 5/5/97   155.24       90.16     140.04      123.51
                 5/6/97   153.97       93.44     141.30      121.09
                 5/7/97   153.29       93.44     140.10      118.68
                 5/8/97   154.16       91.80     141.09      118.63
                 5/9/97   154.48       91.80     140.76      118.02
                 5/12/97  155.98       92.62     141.74      118.67
                 5/13/97  155.35       94.26     140.91      116.91
                 5/14/97  155.79       94.26     142.36      116.89
                 5/15/97  156.75       88.52     143.69      117.11
                 5/16/97  155.60       86.89     142.31      116.82
                 5/19/97  155.64       85.25     143.77      117.52
                 5/20/97  156.92       86.07     144.84      119.52
                 5/21/97  157.84       84.43     142.88      118.63
                 5/22/97  157.82       86.48     141.52      118.42
                 5/23/97  160.03       86.89     143.69      120.84
                 5/27/97  161.13       90.16     143.67      118.78
                 5/28/97  161.60       92.62     143.99      119.19
                 5/29/97  161.38       92.62     143.73      119.72
                 5/30/97  162.29       99.18     144.47      120.20
                 6/2/97   163.65       99.18     143.60      120.15
                 6/3/97   162.73       95.08     144.83      120.37
                 6/4/97   162.26       93.44     143.70      119.71
                 6/5/97   163.23       89.34     143.38      121.73
                 6/6/97   163.65       86.07     143.48      121.22
                 6/9/97   164.20       85.25     143.80      123.08
                 6/10/97  163.84       85.25     141.81      125.48
                 6/11/97  163.88       93.44     144.08      125.40
                 6/12/97  165.21       91.80     148.29      125.91
                 6/13/97  166.28       91.80     150.84      126.40
                 6/16/97  166.97       90.98     150.97      128.71
                 6/17/97  167.71       90.16     150.71      128.87
                 6/18/97  167.50       90.98     152.29      128.86
                 6/19/97  168.72       90.16     153.20      130.94
                 6/20/97  167.57       88.52     153.40      131.62
                 6/23/97  165.95       84.43     151.55      130.23
                 6/24/97  166.62       86.89     151.04      131.95
                 6/25/97  165.55       86.07     151.61      130.80
                 6/26/97  164.72       86.07     152.40      129.37
                 6/27/97  166.04       85.25     152.49      129.44
                 6/30/97  166.11       86.07     153.53      129.38
                 7/1/97   167.22       82.79     152.12      132.09
                 7/2/97   168.73       87.71     155.84      130.67
                 7/3/97   169.52       86.89     157.71      131.12
                 7/7/97   169.82       85.25     156.72      129.85
                 7/8/97   171.42       87.71     158.58      128.44
                 7/9/97   170.98       91.80     158.03      125.77
                 7/10/97  172.15       90.16     157.34      127.16
                 7/11/97  174.22       91.80     159.15      124.60
                 7/14/97  175.13       91.80     158.80      123.08
                 7/15/97  176.32       91.80     157.51      126.54
                 7/16/97  178.68       87.71     160.87      127.57
                 7/17/97  177.91       90.16     161.62      126.65
                 7/18/97  176.88       89.34     159.86      126.71
                 7/21/97  175.17       80.33     158.61      128.11
                 7/22/97  177.56       85.25     162.66      129.27
                 7/23/97  178.55       81.15     166.13      129.13
                 7/24/97  178.73       86.89     164.87      130.59
                 7/25/97  178.82       83.61     164.56      130.47
                 7/28/97  178.05       80.33     163.92      131.17
                 7/29/97  178.88       74.59     164.54      132.90
                 7/30/97  182.08       72.95     166.68      133.58
                 7/31/97  182.43       75.41     168.11      134.33
                 8/1/97   182.35       78.69     168.23      134.26
                 8/4/97   183.51       74.59     170.08      135.15
                 8/5/97   185.00       68.03     169.38      135.50
                 8/6/97   186.09       66.39     169.17      135.38
                 8/7/97   184.61       67.21     166.91      134.85
                 8/8/97   182.26       66.39     163.22      134.05
                 8/11/97  181.03       63.11     164.74      134.36
                 8/12/97  180.91       62.30     164.35      134.43
                 8/13/97  181.18       69.26     163.81      133.41
                 8/14/97  180.97       68.85     163.56      134.52
                 8/15/97  179.26       72.13     163.34      132.88
                 8/18/97  178.87       68.85     163.68      132.30
                 8/19/97  181.93       70.49     165.30      132.39
                 8/20/97  183.92       67.21     168.31      132.45
                 8/21/97  182.46       63.93     166.93      131.60
                 8/22/97  182.16       65.57     166.83      132.16
                 8/25/97  183.57       71.31     168.65      130.85
                 8/26/97  183.87       72.13     167.68      131.26
                 8/27/97  184.44       72.95     167.90      129.46
                 8/28/97  183.61       71.31     167.97      128.08
                 8/29/97  183.73       73.77     169.13      128.72
                 9/2/97   186.37       72.95     170.73      130.15
                 9/3/97   187.01       73.77     171.72      130.31
                 9/4/97   187.44       78.69     171.12      131.17
                 9/5/97   188.38       76.23     172.13      129.45
                 9/8/97   189.40       77.87     173.54      130.11
                 9/9/97   189.78       74.59     174.81      130.01
                 9/10/97  188.66       76.23     173.15      128.62
                 9/11/97  187.89       79.51     171.15      127.48
                 9/12/97  190.52       81.97     171.56      128.85
                 9/15/97  190.44       85.25     172.51      128.14
                 9/16/97  192.01       85.25     173.54      128.89
                 9/17/97  192.65       85.25     173.74      129.68
                 9/18/97  193.25       85.25     174.80      129.33
                 9/19/97  193.54       86.89     174.34      128.54
                 9/22/97  193.68       86.89     175.30      128.36
                 9/23/97  192.74       89.75     173.07      127.05
                 9/24/97  191.28       90.98     171.35      127.18
                 9/25/97  190.76       94.26     173.88      127.35
                 9/26/97  191.09       95.08     174.75      128.16
                 9/29/97  192.57       93.44     175.59      128.32
                 9/30/97  192.53       92.62     177.07      129.74
                10/1/97   192.63       90.98     177.87      129.39
                10/2/97   192.96       93.44     178.83      131.02
                10/3/97   193.71       92.62     179.63      131.56
                10/6/97   194.91       93.44     179.90      131.67
                10/7/97   195.90       92.62     180.88      131.70
                10/8/97   195.79       90.98     180.20      131.31
                10/9/97   196.72       85.25     181.32      130.96
                10/10/97  196.45       86.48     181.35      132.78
                10/13/97  196.70       85.25     182.42      135.12
                10/14/97  196.05       84.02     181.70      135.21
                10/15/97  196.17       86.07     181.47      135.55
                10/16/97  193.86       84.84     180.09      134.39
                10/17/97  190.54       85.25     177.26      132.93
                10/20/97  193.17       85.25     178.08      136.11
                10/21/97  195.90       84.43     181.40      134.79
                10/22/97  194.76       84.02     180.32      134.65
                10/23/97  190.76       79.51     178.72      132.36
                10/24/97  189.19       80.33     176.98      132.04
                10/27/97  176.07       76.23     168.57      128.41
                10/28/97  181.35       77.87     168.21      128.66
                10/29/97  181.99       77.87     171.30      130.34
                10/30/97  179.46       76.23     167.51      131.03
                10/31/97  181.62       75.82     166.46      131.81
                11/3/97   185.87       81.97     170.04      133.01
                11/4/97   186.60       74.59     170.50      135.36
                11/5/97   188.13       78.69     169.51      134.26
                11/6/97   186.82       77.87     167.03      132.61
                11/7/97   183.46       73.77     163.44      130.60
                11/10/97  183.16       76.23     162.89      131.04
                11/11/97  182.18       74.59     163.49      132.09
                11/12/97  178.19       70.49     161.75      128.71
                11/13/97  178.83       73.77     161.50      130.12
                11/14/97  181.66       72.13     162.06      131.07
                11/17/97  184.77       70.49     162.47      133.43
                11/18/97  182.91       71.31     160.64      132.85
                11/19/97  182.03       72.13     159.91      132.48
                11/20/97  184.53       72.13     162.51      133.16
                11/21/97  184.31       71.72     162.16      133.78
                11/24/97  181.17       72.13     161.02      133.80
                11/25/97  181.34       72.13     162.15      134.31
                11/26/97  182.12       72.13     161.17      134.76
                11/28/97  182.00       72.13     162.95      134.34
                12/1/97   183.76       70.90     162.99      136.63
                12/2/97   183.57       67.21     164.70      137.07
                12/3/97   185.07       66.39     163.53      138.36
                12/4/97   185.09       65.57     165.26      138.67
                12/5/97   187.46       63.11     166.30      139.70
                12/8/97   188.20       68.44     167.69      140.21
                12/9/97   186.11       68.03     168.43      139.36
                12/10/97  183.51       65.57     166.89      140.65
                12/11/97  179.97       63.11     164.82      139.24
                12/12/97  177.77       65.57     164.38      140.26
                12/15/97  177.24       63.93     164.88      141.84
                12/16/97  179.41       68.44     165.70      141.92
                12/17/97  179.75       69.67     167.09      140.89
                12/18/97  177.50       65.57     165.85      139.70
                12/19/97  176.88       64.75     162.51      139.40
                12/22/97  177.37       63.93     162.00      140.00
                12/23/97  175.97       63.52     160.87      137.63
                12/24/97  176.13       68.85     160.15      139.04
                12/26/97  176.67       72.95     160.31      137.88
                12/29/97  179.23       74.59     160.35      139.49
                12/30/97  182.79       71.31     162.10      142.04
                12/31/97  184.29       71.31     165.17      143.90
                 1/2/98   184.09       72.95     165.70      143.39
                 1/5/98   184.91       73.77     165.80      143.83
                 1/6/98   182.07       75.00     165.92      143.81
                 1/7/98   181.35       79.10     164.35      142.11
                 1/8/98   179.94       79.51     164.39      140.45
                 1/9/98   173.86       78.69     160.16      135.67
                 1/12/98  172.93       81.97     161.73      136.18
                 1/13/98  176.44       81.97     162.98      139.07
                 1/14/98  177.90       79.51     163.45      140.14
                 1/15/98  177.58       81.15     163.20      140.30
                 1/16/98  179.80       82.79     166.04      142.84
                 1/20/98  182.69       79.51     165.32      144.45
                 1/21/98  181.76       77.15     162.53      143.01
                 1/22/98  180.09       80.33     163.01      142.25
                 1/23/98  179.51       81.97     161.88      140.68
                 1/26/98  178.09       80.33     162.97      141.73
                 1/27/98  178.88       81.97     164.96      142.02
                 1/28/98  182.19       82.17     163.67      142.56
                 1/29/98  183.37       86.07     165.44      142.91
                 1/30/98  182.82       84.43     165.95      142.93
                 2/2/98   186.70       83.61     169.52      143.26
                 2/3/98   187.52       86.48     172.89      144.41
                 2/4/98   189.08       85.25     174.06      145.21
                 2/5/98   189.27       88.52     174.16      145.45
                 2/6/98   190.16       86.89     175.02      146.06
                 2/9/98   190.07       85.25     175.74      147.63
                 2/10/98  191.94       85.25     175.90      149.37
                 2/11/98  192.65       84.84     175.60      148.95
                 2/12/98  193.41       86.89     173.38      149.65
                 2/13/98  193.72       86.89     172.54      150.01
                 2/17/98  193.03       88.52     173.34      151.27
                 2/18/98  195.08       91.80     174.02      152.15
                 2/19/98  195.72       90.98     173.82      151.77
                 2/20/98  195.47       92.62     174.84      151.57
                 2/23/98  195.95       88.52     174.10      151.08
                 2/24/98  194.27       90.16     172.95      149.20
                 2/25/98  197.25       89.34     173.97      149.66
                 2/26/98  200.22       93.85     173.75      151.13
                 2/27/98  199.74       94.26     175.57      155.97
                 3/2/98   199.55       92.21     176.68      154.83
                 3/3/98   200.30       91.80     177.99      156.28
                 3/4/98   200.15       88.52     178.10      158.17
                 3/5/98   197.58       90.16     176.11      156.69
                 3/6/98   200.50       90.57     180.85      159.30
                 3/9/98   199.19       92.21     181.42      158.70
                 3/10/98  201.48       89.34     182.67      160.26
                 3/11/98  202.88       93.03     185.27      161.65
                 3/12/98  203.70       91.80     192.14      162.79
                 3/13/98  203.85       90.98     190.80      163.35
                 3/16/98  204.44       96.72     190.34      165.15
                 3/17/98  203.86      113.93     190.42      167.43
                 3/18/98  205.15      114.34     191.81      166.63
                 3/19/98  205.47      114.34     191.86      168.81
                 3/20/98  204.61      114.34     193.74      171.21
                 3/23/98  205.32      114.34     192.99      172.13
                 3/24/98  206.61      116.80     194.88      176.24
                 3/25/98  206.87      115.16     196.58      175.94
                 3/26/98  207.26      114.75     196.46      173.85
                 3/27/98  206.60      115.16     197.82      176.10
                 3/30/98  206.06      115.37     199.91      174.37
                 3/31/98  207.69      115.16     202.97      174.53
                 4/1/98   209.96      115.57     201.25      174.36
                 4/2/98   210.53      115.98     201.30      174.05
                 4/3/98   210.08      115.98     199.87      173.19
                 4/6/98   208.19      116.39     200.81      172.47
                 4/7/98   205.54      116.39     198.62      170.70
                 4/8/98   205.46      116.39     195.19      168.34
                 4/9/98   206.46      117.21     197.12      170.38
                 4/13/98  206.60      117.62     196.46      169.42
                 4/14/98  209.44      117.62     197.41      173.65
                 4/15/98  211.58      117.21     198.19      178.30
                 4/16/98  209.75      114.75     196.29      178.11
                 4/17/98  211.73      114.75     196.27      181.37
                 4/20/98  213.05      115.57     194.89      181.34
                 4/21/98  214.18      116.39     195.70      179.01
                 4/22/98  214.18      115.57     195.42      176.78
                 4/23/98  211.57      115.57     193.26      174.65
                 4/24/98  209.52      115.16     192.11      172.37
                 4/27/98  204.40      115.57     187.19      167.89
                 4/28/98  206.54      114.34     189.35      165.36
                 4/29/98  209.25      114.75     191.41      166.24
                 4/30/98  211.89      114.75     194.86      171.31
                 5/1/98   213.50      114.75     196.50      171.66
                 5/4/98   213.76      113.93     195.53      172.13
                 5/5/98   212.86      111.48     193.84      173.69
                 5/6/98   211.51      112.71     194.63      171.62
                 5/7/98   209.98      109.02     197.63      172.15
                 5/8/98   212.35      108.20     197.26      172.79
                 5/11/98  210.96      108.61     196.95      172.77
                 5/12/98  211.20      108.20     196.47      171.64
                 5/13/98  211.38      106.56     197.60      170.77
                 5/14/98  210.96      106.97     196.81      171.63
                 5/15/98  208.51      107.38     194.33      172.01
                 5/18/98  207.05      107.38     195.67      168.47
                 5/19/98  208.50      107.79     195.59      173.26
                 5/20/98  206.97      107.38     195.79      174.68
                 5/21/98  206.43      107.79     195.06      172.66
                 5/22/98  204.33      107.38     193.60      171.88
                 5/26/98  201.08      106.56     190.20      168.89
                 5/27/98  199.81      104.71     187.96      164.72
                 5/28/98  201.96      101.64     188.07      165.50
                 5/29/98  201.29      101.64     189.74      167.26
                 6/1/98   198.33      100.82     186.73      166.68
                 6/2/98   198.80      101.64     188.02      166.36
                 6/3/98   197.87      100.41     188.28      165.64
                 6/4/98   200.04      100.82     187.24      166.77
                 6/5/98   201.57      102.87     189.31      167.48
                 6/8/98   202.24      102.87     190.08      167.89
                 6/9/98   203.17      103.69     188.73      166.17
                 6/10/98  200.05      102.66     183.73      167.21
                 6/11/98  197.48      102.46     182.23      164.06
                 6/12/98  196.54      101.23     180.10      161.97
                 6/15/98  192.69       98.36     178.04      159.14
                 6/16/98  195.17      100.00     178.92      158.67
                 6/17/98  197.49      101.64     180.99      158.43
                 6/18/98  195.97      100.82     180.38      157.79
                 6/19/98  195.20      100.41     179.90      156.38
                 6/22/98  197.75      100.82     179.64      156.07
                 6/23/98  200.10      104.92     181.63      156.62
                 6/24/98  201.02      106.15     181.97      153.80
                 6/25/98  200.57      106.56     181.89      146.68
                 6/26/98  200.58      116.50     181.18      143.43
                 6/29/98  201.81      113.52     181.48      145.14
                 6/30/98  201.54      114.34     183.84      145.00
                 7/1/98   204.05      113.93     187.44      146.40
                 7/2/98   203.88      113.93     186.80      146.97
                 7/6/98   204.59      115.16     188.86      148.78
                 7/7/98   204.47      114.75     188.67      144.54
                 7/8/98   206.38      115.16     188.52      145.30
                 7/9/98   206.26      115.57     190.57      146.67
                 7/10/98  205.61      114.75     188.01      146.64
                 7/13/98  205.59      115.16     186.62      145.46
                 7/14/98  206.49      114.55     188.27      146.25
                 7/15/98  208.28      114.75     186.81      145.89
                 7/16/98  209.79      114.75     187.46      146.29
                 7/17/98  210.01      115.16     186.19      146.91
                 7/20/98  209.91      114.75     187.51      147.25
                 7/21/98  206.06      114.75     182.75      147.58
                 7/22/98  203.93      114.75     181.83      146.06
                 7/23/98  199.46      113.52     180.28      143.93
                 7/24/98  197.80      113.73     178.54      143.03
                 7/27/98  197.01      114.75     178.61      141.18
                 7/28/98  193.20      111.07     178.06      140.32
                 7/29/98  192.12      113.93     180.95      140.98
                 7/30/98  196.41      113.12     181.29      138.83
                 7/31/98  192.28      113.12     178.61      135.54
                 8/3/98   190.59      113.12     179.22      133.16
                 8/4/98   184.25      113.52     177.18      130.49
                 8/5/98   182.31      112.50     176.70      130.05
                 8/6/98   186.26      111.48     176.00      130.70
                 8/7/98   189.95      115.57     178.50      130.98
                 8/10/98  187.78      113.52     175.89      131.29
                 8/11/98  182.60      111.89     171.97      128.75
                 8/12/98  186.37      113.93     174.51      132.27
                 8/13/98  184.68      113.52     173.50      132.11
                 8/14/98  183.15      114.34     172.42      130.87
                 8/17/98  184.31      114.34     173.41      133.40
                 8/18/98  188.43      114.96     175.63      133.48
                 8/19/98  186.95      113.93     174.67      131.83
                 8/20/98  185.00      113.93     173.65      129.45
                 8/21/98  181.47      113.12     170.48      127.12
                 8/24/98  180.54      113.12     167.08      126.61
                 8/25/98  180.40      113.12     168.08      127.07
                 8/26/98  176.20      108.61     164.07      123.49
                 8/27/98  167.95      104.92     159.75      119.38
                 8/28/98  164.76      104.10     158.22      114.11
                 8/31/98  153.44       98.36     148.94      111.32
                 9/1/98   158.84       92.62     152.48      114.12
                 9/2/98   160.79      100.62     152.72      113.34
                 9/3/98   159.04       98.36     150.70      112.28
                 9/4/98   160.09       99.18     149.64      112.38
                 9/8/98   168.41       96.72     151.05      113.57
                 9/9/98   165.06       91.80     146.70      110.29
                 9/10/98  161.98       92.62     143.86      107.65
                 9/11/98  165.71       93.44     146.10      109.17
                 9/14/98  168.94      105.33     149.15      112.02
                 9/15/98  169.17      108.20     150.02      111.99
                 9/16/98  171.18      104.92     151.49      113.28
                 9/17/98  167.69      104.92     148.29      108.92
                 9/18/98  168.89      104.51     148.96      112.00
                 9/21/98  168.86       98.77     147.86      114.02
                 9/22/98  170.37      104.92     150.65      116.71
                 9/23/98  175.60      105.33     155.30      120.59
                 9/24/98  172.21       95.08     154.70      121.10
                 9/25/98  172.29       93.44     154.15      120.44
                 9/28/98  173.11       96.72     154.29      119.86
                 9/29/98  171.37       95.90     154.96      119.81
                 9/30/98  168.08       95.49     154.30      119.08
                10/1/98   160.65       92.21     149.03      116.25
                10/2/98   162.21       91.80     150.70      119.20
                10/5/98   155.99       89.75     147.52      115.94
                10/6/98   156.07       81.97     146.27      115.53
                10/7/98   153.68       74.59     145.63      114.53
                10/8/98   147.83       72.13     141.57      108.83
                10/9/98   152.68       75.41     144.09      110.80
                10/12/98  157.66       78.69     146.58      114.82
                10/13/98  155.28       72.13     146.34      112.16
                10/14/98  158.40       71.31     148.81      113.02
                10/15/98  165.24       68.85     151.87      119.10
                10/16/98  168.49       70.49     154.54      126.85
                10/19/98  171.99       66.80     146.71      130.80
                10/20/98  173.22       67.21     146.53      133.37
                10/21/98  174.06       68.85     143.71      131.57
                10/22/98  176.34       70.49     147.06      134.22
                10/23/98  175.79       71.31     148.50      132.32
                10/26/98  178.15       70.90     151.93      132.06
                10/27/98  177.92       72.13     153.48      131.36
                10/28/98  178.92       72.13     152.40      131.20
                10/29/98  181.73       71.93     152.19      135.51
                10/30/98  185.17       71.72     159.14      133.42

Notes:

(a) Index consisting of domestic companies chosen by Standard & Poors for market size, liquidity and industry group representation and generally ranging in market capitalization between $200 million and $15 billion

(b) "Automotive Peer Group" is composed of Collins & Aikman Corporation, Johnson Controls Inc., Lear Corporation, and Magna International

(c) "Home Furnishings Peer Group" is composed of Armstrong World Industries Inc., Culp, Inc., Mohawk Industries Inc. and Synthetic Industries L.P.

--------------------------------------------------------------------------------
November 2, 1998               23         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Summary Description of Suds Valuation Methodologies

Comparable Company Analysis

[ ] Analysis of valuation parameters for two groups of public companies Beacon considers relevant to Suds from the standpoint that they serve similar customers and markets and in many instances sell products complementary to those of Suds. (See Appendix for additional detail on comparable companies)

    o Home Furnishings: Armstrong World Industries Inc., Culp, Inc., Mohawk Industries Inc., Synthetic Industries L.P.

    o Automotive Interior Components: Collins & Aikman Corporation, Johnson Controls Inc., Lear Corporation, Magna International

[ ] Comparable companies' Aggregate Values (market equity plus net debt) were compared to trailing 12 month results excluding one-time items, including Sales, EBITDA, EBIT and Net Book Capital, to derive valuation multiples. Equity values for the comparable companies were compared to trailing 12 month and analyst consensus forecast Earnings per Share to derive valuation multiples. Beacon believes equity market investors focus most closely on Aggregate Value to EBITDA and EBIT multiples and Equity Value to Earnings per Share multiples in forming views on appropriate valuation levels for specific companies, and these parameters were applied to Suds Management forecast results

[ ] Extensive historical Aggregate Value to trailing twelve month EBITDA multiple data for the Home Furnishings and Automotive Interior Components comparable companies were also evaluated

--------------------------------------------------------------------------------
November 2, 1998               24         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Summary Description of Suds Valuation Methodologies (Continued)

Comparable Transactions Analysis

[ ] Analysis of valuation parameters for transactions involving home furnishings companies and automotive interior components companies (See pages 28 and 31 for transactions reviewed)

[ ] Aggregate Consideration paid (price paid for equity plus net debt assumed) for each comparable transaction target was compared to trailing 12 month (prior to the transaction announcement) results excluding one-time items, including Sales, EBITDA, EBIT and Net Book Capital, to derive valuation multiples. Equity values for the comparable transaction targets were compared to trailing 12 month Net Income to derive valuation multiples. As with the Comparable Company Analysis, Aggregate Value to EBITDA and EBIT multiples and Equity Value to Net Income were applied to Suds Management forecast 1998 results

Discounted Value Of Potential Future Equity Market Prices

[ ] Estimate of potential Suds equity market prices at the beginning of 1999 and 2000 assuming the Company were to trade in a range of Aggregate Value to trailing EBITDA multiples determined by reviewing historical valuation multiple data for comparable companies and Suds. Forecast future values were discounted to the present using a 14% equity discount rate. Beacon utilized Suds Management 1998 and 1999 forecast EBITDA and year-end net debt figures in its analysis

Premiums Paid Analysis

[ ] Premiums paid in "going private" transactions announced since 1994 were analyzed by examining offer prices compared to prior day and one-month prior closing prices. Beacon applied these premiums to implied Suds equity values derived from 1998 and 1999 forecast EPS-based valuations for the comparable companies

--------------------------------------------------------------------------------
November 2, 1998               25         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Summary Description of Valuation Methodologies (Continued)

Discounted Cash Flow ("DCF") Analysis

[ ] Calculates the present value of i) Suds' free cash flows between 1999 and 2003 and ii) a terminal value which is estimated as a multiple of year 2003 EBITDA. Beacon used both the Contingency and No Contingency Suds Management forecasts in its analysis. The rate of return, or the discount rate, used to discount the unlevered free cash flows is determined by using a weighted average cost of capital analysis. Beacon considered weighted average cost of capital analyses for the comparable companies and Suds' current equity beta in estimating an appropriate cost of capital range

    o Key DCF valuation parameters used include: Weighted average cost of capital discount rates of 10% to 12% and EBITDA terminal multiples of 5.5x to 7.5x

Leveraged Buyout Analysis ("LBO")

[ ] Analyzes forecasts of income statements, balance sheets and cash flows in order to determine the price a third-party financial buyer could potentially afford to pay based on assumptions regarding capital structure, interest rates, debt repayment requirements and required equity rates of return. LBO analyses were performed using Suds Management projections and do not contemplate the impact of Trace-specific financing structures or management fees

    o Key LBO valuation parameters include: Target equity return of approximately 25% to 30% and EBITDA exit multiples of 6.0x to 7.0x, examining both the Contingency and No Contingency Cases

--------------------------------------------------------------------------------
November 2, 1998               26         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Comparable Companies Analysis - Home Furnishings Industry

($ in millions, except per share amounts)


                                                                                           Equity Value
                                                Share Price                               As a Multiple of:
                                                                                   -----------------------------------------
                                       LTM        as of      Equity   Aggregate             Net Income                Book
Company                                Ended    10/30/98      Value    Value(a)      LTM     1998E(b)   1999E(b)      Value
-------                                -----    --------      -----   ----------   -------   --------   ---------    -------
Armstrong World Industries Inc.(d)   9/30/98     $62.00      $2,492     $2,834      11.9x     11.6x       10.7x       2.90x
Culp, Inc.                            8/2/98       7.25          96        252       9.4      10.2         9.3        0.75
Mohawk Industries Inc.               9/26/98      30.19       1,604      1,904      16.5      15.1        13.6        3.29
Synthetic Industries, Inc.           6/30/98      14.13         128        414        NM       6.8         6.0        1.70

                                                  Offer
Memo:                                             Price
Suds Pro Forma LTM(e)                9/30/98     $12.00        $304     $1,086      10.4x      7.0x        5.0x         NM
Suds Management 1998F(f)                  --      12.00         304      1,086      10.4       7.0x        5.0x         NM

Statistics:
Mean:                                                                               12.6x     10.9x        9.9x       2.16x
Median:                                                                             11.9      10.9        10.0        2.30
High:                                                                               16.5      15.1        13.6        3.29
Low:                                                                                 9.4       6.8         6.0        0.75


                                                Aggregate Value                                          Capital.
                                                As a Multiple of:              LTM Margin Comparisons:     Data:
                                      --------------------------------------  ----------------------   ----------
                                        LTM       LTM      LTM    Net Book                             Net Debt/
Company                                Sales     EBITDA    EBIT   Capital(c)  Gross   EBITDA   EBIT    Agg. Value
-------                               -------    ------   -----   ----------  -----   ------  ------   ----------
Armstrong World Industries Inc.(d)      1.16x     5.7x     7.7x      2.36x    33.4%    20.3%   15.0%      12.1%
Culp, Inc.                              0.52      6.1     10.5       0.89     16.5%     8.5%    4.9%      62.0%
Mohawk Industries Inc.                  0.91      7.7     10.3       2.42     24.3%    11.8%    8.8%      15.8%
Synthetic Industries, Inc.              1.15      6.1      8.7       1.15     32.8%    18.8%   13.1%      69.0%

Memo:
Suds Pro Forma LTM(e)                   0.87x     6.8x     8.9x      1.57x    16.6%    12.7%    9.7%      72.0%
Suds Management 1998F(f)                0.84      5.9      7.4       1.60     17.8%    14.3%   11.4%         --

Statistics
Mean:                                   0.93x     6.4x     9.3x      1.70x    26.7%    14.8%   10.4%      39.7%
Median:                                 1.03      6.1      9.5       1.75     28.5%    15.3%   11.0%      38.9%
High:                                   1.16      7.7      10.5      2.42     33.4%    20.3%   15.0%      69.0%
Low:                                    0.52      5.7      7.7       0.89     16.5%     8.5%    4.9%      12.1%


--------------------------------------------------------------------------------
November 2, 1998               27         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Comparable Transactions Analysis - Home Furnishings Industry

($ in millions, except per share amounts)

                                                                                                           Equity Consideration
                                                                                                           as a Multiple of LTM:
                                                                                         Consideration     ---------------------
Effective                                                                              -----------------        Net     Book
 Date    Target/Acquiror                                                               Equity  Aggregate      Income   Value
 ----    ---------------                                                               ------  ---------      ------   -----

Pending  World Carpets Inc. / Mohawk Industries Inc.                                    $150     $150             NA      NA
           (Manufacturer of Carpets)
Oct-98   Simmons Co. / Fenway Partners Inc. (b)                                         $400     $596          61.3x*  4.42x*
           (Manufacturer of bedding products)
Oct-98   Queen Carpet Corp. / Shaw Industries Inc.                                      $470     $690             NA      NA
           (Manufacturer of carpets)
Dec-97   Crain Industries, Inc. / Foamex International Inc.(c)                          $115     $214             NM    3.15
           (Manufactures flexible polyurethane foam and foam products)
Jul-97   Mastercraft Group (Collins & Aikman Corp.) / Joan Fabrics Corp.                 310      310             NA      NA
           (Manufacturer of flat-woven upholstery fabrics)
Feb-97   Floorcoverings Division (Collins & Aikman Corp.) / Investor Group               196      196             NA      NA
           (Manufacturer of various floorcoverings)
Aug-96   Home Furnishings Group (Masco) / Furnishings International Inc.                 765    1,050             NA      NA
           (Manufacturer of residential furniture and decorative fabrics)
Apr-96   Graniteville Company (Triarc Co.) / Avondale Mills Inc.                         255      255             NA      NA
           (Manufacturer of various textiles)
Dec-95   Thomasville Furniture Industries, Inc.(d) / INTERCO                             331      339          14.3x   10.54*
           (Manufacturer of various home furnishings)
Nov-95   Syroco Inc. (Syratceh Corp.) / Marley PLC                                       140      140             NA      NA
           (Manufacturer of household furniture and accessories)
Jan-95   Corsair Inc. / La-Z-Boy Chair Company                                            73       73             NA      NA
           (Manufacturer of upholstered furniture)
Jan-95   Galaxy Carpet Mills, Inc. (Peerless Carpet Corp.) / Mohawk Industries, Inc.      43       92             NM    1.32
           (Manufactures tufted carpets primarily for residential use)
Dec-94   Raylex Division (Golding Industries, Inc.) / Cone Mills Corp.                    58       64             NA      NA
           (Manufacturer of fabrics used in home furnishings)
Fcb-94   Aladdin Mills, Inc. / Mohawk Industries, Inc.                                   310      397           16.0    4.12
           (Manufactures carpets and rugs for residential and commercial use)
Nov-93   Perfect Fit / Foamex International Inc.                                          21       69             NA      NA
           (Manufacturer of home comfort and furnishings products)
Sep-93   Hanes Holding Company(e) / Legget & Platt                                        63      116           14.8    3.67
           (Manufacturer of woven fabrics and dies mainly for the furniture industry)
Jul-93   Carpet Division (Fieldcrest Cannon, Inc.) / Mohawk Industries, Inc.             140      140             NA    0.93
           (Manufacturer of carpets and rugs)
May-93   Great Western Foam Products Corp. / Foamex International Inc.                    28       38             NA      NA
           (Manufacturer and distributor of foam and foam products in the western U.S.)
Apr-93   Vintage Yarns, Inc. / Unifi. Inc.(f)                                            275      342            4.9*   3.74
           (Manufacturer of yarns)
Mar-93   General Felt Industries, Inc. / Foamex International Inc.                        30       96             NA      NA
           (Distributor and manufacturer of carpet cushion)
Oct-92   Horizon Industries, Inc. / Mohawk Industries, Inc.                               87      130           24.9*   1.53
           (Manufacturer of residential carpets and rugs)

Statistics
----------
Mean:                                                                                                           15.0x   2.37x
Median:                                                                                                         14.8    3.15
High:                                                                                                           16.0    4.12
Low:                                                                                                            14.3    0.93


                                                                                            Aggregate Consideration
                                                                                             as a Multiple of LTM:
                                                                                       ------------------------------------    LTM
Effective                                                                                                     Net Book        EBITDA
 Date    Target/Acquiror                                                               Sales  EBITDA     EBIT    Capital(d)   Margin
 ----    ---------------                                                               -----  ------     ----    ----------   ------

Pending  World Carpets Inc. / Mohawk Industries Inc.                                    0.35x    NA        NA        NA          NA
           (Manufacturer of Carpets)
Oct-98   Simmons Co. / Fenway Partners Inc. (b)                                         1.04*  12.1x*   17.6x*    2.01x*       8.6%*
           (Manufacturer of bedding products)
Oct-98   Queen Carpet Corp. / Shaw Industries Inc.                                      0.86     NA        NA        NA          NA
           (Manufacturer of carpets)
Dec-97   Crain Industries, Inc. / Foamex International Inc.(c)                          0.66    7.4      14.3      1.58        8.9%
           (Manufactures flexible polyurethane foam and foam products)
Jul-97   Mastercraft Group (Collins & Aikman Corp.) / Joan Fabrics Corp.                1.08     NA        NA        NA          NA
           (Manufacturer of flat-woven upholstery fabrics)
Feb-97   Floorcoverings Division (Collins & Aikman Corp.) / Investor Group              1.43     NA        NA        NA          NA
           (Manufacturer of various floorcoverings)
Aug-96   Home Furnishings Group (Masco) / Furnishings International Inc.                1.88     NA        NA        NA          NA
           (Manufacturer of residential furniture and decorative fabrics)
Apr-96   Graniteville Company (Triarc Co.) / Avondale Mills Inc.                        0.51     NA        NA        NA          NA
           (Manufacturer of various textiles)
Dec-95   Thomasville Furniture Industries, Inc.(d) / INTERCO                            0.64     NA       8.7      8.60*         NA
           (Manufacturer of various home furnishings)
Nov-95   Syroco Inc. (Syratceh Corp.) / Marley PLC                                      1.47     NA      l0.9        NA          NA
           (Manufacturer of household furniture and accessories)
Jan-95   Corsair Inc. / La-Z-Boy Chair Company                                          0.73     NA        NA        NA          NA
           (Manufacturer of upholstered furniture)
Jan-95   Galaxy Carpet Mills, Inc. (Peerless Carpet Corp.) / Mohawk Industries, Inc.    0.46   12.5*       NM      1.13        3.7%*
           (Manufactures tufted carpets primarily for residential use)
Dec-94   Raylex Division (Golding Industries, Inc.) / Cone Mills Corp.                    NA     NA        NA        NA          NA
           (Manufacturer of fabrics used in home furnishings)
Fcb-94   Aladdin Mills, Inc. / Mohawk Industries, Inc.                                  0.84    7.7      10.1      2.54       10.8%
           (Manufactures carpets and rugs for residential and commercial use)
Nov-93   Perfect Fit / Foamex International Inc.                                        0.79   10.3      17.3      1.43        7.7%
           (Manufacturer of home comfort and furnishings products)
Sep-93   Hanes Holding Company(e) / Legget & Platt                                      0.75    6.0       7.2      1.66       12.5%
           (Manufacturer of woven fabrics and dies mainly for the furniture industry)
Jul-93   Carpet Division (Fieldcrest Cannon, Inc.) / Mohawk Industries, Inc.            0.59     NA       6.1      0.93        9.7%
           (Manufacturer of carpets and rugs)
May-93   Great Western Foam Products Corp. / Foamex International Inc.                  0.42    5.2       6.9      3.73        8.1%
           (Manufacturer and distributor of foam and foam products in the western U.S.)
Apr-93   Vintage Yarns, Inc. / Unifi. Inc.(f)                                           2.01     NA       5.4      2.44       37.1%
           (Manufacturer of yarns)
Mar-93   General Felt Industries, Inc. / Foamex International Inc.                      0.50    4.7       7.4      1.46       10.6%
           (Distributor and manufacturer of carpet cushion)
Oct-92   Horizon Industries, Inc. / Mohawk Industries, Inc.                             0.42    7.5      15.4      1.30        5.6%
           (Manufacturer of residential carpets and rugs)

Statistics
----------
Mean:                                                                                   0.86x   7.0x     10.0x     1.82x     12.3%
Median:                                                                                 0.73    7.4       8.7      1.52       9.7%
High:                                                                                   2.01   10.3      17.3      3.73      37.1%
Low:                                                                                    0.35    4.7       5.4      0.93       5.6%


See notes on following page

--------------------------------------------------------------------------------
November 2, 1998               28         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Notes To Comparable Transactions Analysis - Home Furnishings Industry (Previous
Page)

* Multiples excluded from calculation of the mean and the median. LTM = Latest Twelve Months. Aggregate Consideration is Equity Consideration plus Net Debt (Total Debt less Cash) assumed by the acquiror

(a) Net Book Capital is book value plus net debt

(b) Results as of June 27, 1998. Assumes purchase price of $483.5 million included refinancing of $195 million of debt plus the acquisition of 72% of the Company's capital stock

(c) Based on audited results for January 1 through December 23, 1997 annualized

(d) Results calculated by annualizing nine months ended September 30, 1995

(e) Results calculated by annualizing six months ended July 3, 1993

(f) Results calculated by annualizing six months ended March 31, 1993

--------------------------------------------------------------------------------
November 2, 1998               29         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Comparable Companies Analysis - Automotive Interior Components Industry

($ in millions, except per share amounts)

                                                                               Equity Value
                                                                             As a Multiple of:
                                                                   --------------------------------
                                    Share Price                           Net Income
                              LTM      as of   Equity   Aggregate  ------------------------   Book
Company                       Ended  10/30/98  Value     Value(a)   LTM    1998E(b) 1999E(b)  Value
---------------------------- -------   -----    -----    ------    -----  --------   ------  -------
Collins & Aikman Corporation 6/27/98   $6.94    $444     $1,224     NM      53.4 x*  9.5 x     NM
Johnson Controls Inc. (d)    9/30/98   56.25    4,764     6,041     17.0    16.4    13.6     2.58 x
Lear Corporation             9/26/98   32.38    2,173     3,663     10.6    10.7     9.0     1.66
Magna International Inc. (e) 7/31/98   62.06    5,410     5,201     23.3    13.4    11.5     2.00

Statistics
----------
Mean:                                                               17.0 x  13.5 x  10.9 x   2.08 x
Median:                                                             17.0    13.4    10.5     2.00
High:                                                               23.3    16.4    13.6     2.58
Low:                                                                10.6    10.7     9.0     1.66

                                         Aggregate Value                                       Capital.
                                         As a Multiple of:           LTM Margin Comparisons:     Data:
                              ----------------------------------     ----------------------   ----------
                              LTM         LTM    LTM     Net Book                             Net Debt/
Company                       Sales     EBITDA   EBIT    Capital (c) Gross  EBITDA   EBIT    Agg. Value
-------                       -----     ------   ----    ----------- ----- --------------    ----------
Collins & Aikman Corporation    0.70 x    7.8 x  13.9 x   1.72 x     13.2%    9.0%   5.1%     63.7%
Johnson Controls Inc. (d)       0.48      5.8     9.1     1.93       14.4%    8.2%   5.3%     21.1%
Lear Corporation                0.44      5.4     7.8     1.31       10.1%    8.2%   5.6%     40.7%
Magna International Inc. (e)    0.87      8.1    11.7     2.08       17.5%   10.8%   7.4%     -4.0%

Statistics
----------
Mean:                           0.62 x    6.8 x  10.6 x   1.76 x     13.8%    9.1%   5.9%     30.4%
Median:                         0.59      6.8    10.4     1.82       13.8%    8.6%   5.5%     30.9%
High:                           0.87      8.1    13.9     2.08       17.5%   10.8%   7.4%     63.7%
Low:                            0.44      5.4    7.8      1.31       10.1%    8.2%   5.1%     -4.0%

                                       Offer
Memo:                                  Price
---------------------------------------------------------------------------------------------------------------------------------
Suds Pro Forma LTM (f)       9/30/98  $12.00     $304    $1,086      10.4 x   7.0 x    5.0 x   NM     0.87 x    6.8 x    8.9 x
Suds Management 1998F (g)      --      12.00      304     1,086      10.4     7.0      5.0     NM     0.84      5.9      7.4

Suds Pro Forma LTM (f)       1.57 x  16.6%    12.7%   9.7%   72.0%
Suds Management 1998F (g)    1.60    17.8%    14.3%  11.4%    --


Notes: * Multiples excluded from the calculation of the mean and median. LTM = Latest Twelve Months

(a) Aggregate Value = Equity Value plus Net Debt, where Net Debt equals Debt, Preferred Stock, and Minority Interest, less Cash

(b) Source: I/B/E/S Mean Earnings Estimates

(c) Net Book Capital = Book Value plus Net Debt

(d) In July 1998, the Company completed the acquisition of Becker Group, Inc. for approximately $548 million plus the assumption of debt. Pro forma results are not yet available

(e) Includes the effect of various transactions from the time of the acquisitions. Also includes the conversion of $435.0 million of convertible subordinated debentures which became convertible in July and October 1998

(f) Pro forma for the acquisition of Crain and sale of Dalton

(g) Multiples of Net Income are based on LTM, 1998E and 1999E. All other multiples are based on Suds Management 1998 No Contingency forecast. EPS based on fully diluted estimates

--------------------------------------------------------------------------------
November 2, 1998               30         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Comparable Transactions Analysis - Automotive Interior Components Industry ($ in millions, except per share amounts)

                                                                                                               Equity Consideration
                                                                                                                 As a Multiple of:
                                                                                     Consideration              --------------------
Effective  Target/Acquirer                                                     --------------------------            Net        Book
Date                    (Target's Major Products)                                 Equity     Aggregate(a)          Income      Value
                                                                               -----------   ------------          ------      -----

Jul-98    Becker Group / Johnson Controls Inc.                                 $  548       $  848                 NA          NA
            (Automotive interior supplier)

Nov-97    AlliedSignal's Safety Restraint Systems Division/Breed
          Technologies Inc.                                                       710          688               21.8x        3.1x
           (Manufactures seat-belts and airbags)

Jul-97    JPS Automotive L.P. (Collins & Aikman)/Safety                            56           57               13.3         1.0
          Components International, Inc.
           (Manufacturer and supplier of fabric to the airbag industry)

May-97    Keiper Car Seating Gmbh / Lear Corporation                               NA          237                 NA          NA
            (Manufactures seating systems for Mercedes, Audi & VW)

Dec-96    JPS Automotive L.P. / Collins & Aikman Corporation(a)                    28          220                 NM         0.3
           (Manufactures automotive carpets and synthetic industrial
           fabrics)

Aug-96    Douglas & Lomason/Magna International                                   139          222               12.5         1.5
           (Automotive seating systems, frames, covers and mechanisms)

Aug-96    Foamex(JPS Automotive)/Collins & Aikman                                  22          220                2.5*        0.2*
           (Automotive interior textile and plastic interior trim)

Jul-96    Prince Automotive/Johnson Control Inc.                                1,269        1,350               18.6        10.1
           (Automotive interior floor and ceiling consoles, door panels and arm rests)

May-96    Masland Corp./Lear Corp.                                                385          483               21.3         3.9
           (Automotive interior components)

Jan-96    Larizza Industries/Collins & Aikman Corporation                         144          178               10.3         6.6*
           (Door panels, headrests, floor console and instrument panel components)

Jul-95    Automotive Industries/Lear Corp.                                        644          926               17.0         2.7
           (Automotive interiors)

Jan-95    Bostrom Seating Inc./Johnstown America Industries                        19           32                9.0          NM
           (Seating for trucks)


                                                                                                 Aggregate Consideration
                                                                                                    As a Multiple of:
                                                                                ----------------------------------------------------
                                                                                 Net                                     Net Book
                                                                                Sales          EBITDA         EBIT      Capital(b)
                                                                                -----          ------         ----      ----------
Jul-98    Becker Group / Johnson Controls Inc.                                  0.65x          NA               NA        NA
           (Automotive interior supplier)

Nov-97    AlliedSignal's Safety Restraint Systems Division/Breed
          Technologies Inc.                                                     0.75         9.2x             14.9x     3.3x
           (Manufactures seat-belts and airbags)

Jul-97    JPS Automotive L.P. (Collins & Aikman)/Safety                         0.76          7.2             11.0       1.0
          Components International, Inc.
           (Manufacturer and supplier of fabric to the airbag industry)

May-97    Keiper Car Seating Gmbh / Lear Corporation                            0.44           NA               NA        NA
           (Manufactures seating systems for Mercedes, Audi & VW)

Dec-96    JPS Automotive L.P. / Collins & Aikman Corporation(a)                 0.75          5.6              9.6       0.7
           (Manufactures automotive carpets and synthetic industrial fabrics)

Aug-96    Douglas & Lomason/Magna International                                 0.39          8.5             16.6        NA
           (Automotive seating systems, frames, covers and mechanisms)

Aug-96    Foamex(JPS Automotive)/Collins & Aikman                               1.03          5.0              7.1        NA
           (Automotive interior textile and plastic interior trim)

Jul-96    Prince Automotive/Johnson Control Inc.                                1.63         10.1             12.3       9.8*
           (Automotive interior floor and ceiling consoles, door panels and arm rests)

May-96    Masland Corp./Lear Corp.                                              1.04          8.6             12.3       2.5
           (Automotive interior components)

Jan-96    Larizza Industries/Collins & Aikman Corporation                       0.90          6.9              8.5       3.2
           (Door panels, headrests, floor console and instrument panel components)

Jul-95    Automotive Industries/Lear Corp.                                      1.42          8.9             11.9       1.8
           (Automotive interiors)

Jan-95    Bostrom Seating Inc./Johnstown America Industries                     0.57          5.3              6.3       2.4
           (Seating for trucks)

Mean:            15.5x           2.1x           0.86x         7.5x            11.0x      2.1
Median:          15.1            2.1            0.76          7.9             11.5       2.4
High:            21.8            3.9            1.63         10.1             16.6       3.3
Low:              9.0            0.3            0.39          5.0              6.3       0.7

Notes:
------
* Excludes from the calculation of the mean and median
(a) Results calculated by annualizing nine months ended September 29, 1996
(6) Net Book Capital = Book Value plus Net Debt

--------------------------------------------------------------------------------
November 2, 1998               31         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Suds' Five-Year Growth Rates, Average Margins And Returns Appear To Be In In The Range Of Or Higher Than Those Of Comparable Home Furnishings Companies

                                                                           Average      Average
                                                Sales        EBITDA        EBITDA        EBIT            Average          Average
                  Company:                     Growth        Growth        Margin       Margin            ROE(a)          ROIC(b)
--------------------------------------         ------        -------       -------      -------          -------          -------
Armstrong World Industries Inc.(c)              (3.4%)         6.9%         18.2%        12.5%            24.1%            24.2%
Culp, Inc. (d)                                  18.7%         28.7%          9.7%          61%            12.1%            13.5%
Mohawk Industries Inc.(c)                       12.5%         14.1%          9.5%         6.4%            15.7%            17.0%
Synthetic Industries Inc.(c)                    13.2%         13.5%         19.2%        14.0%            13.5%            15.2%


              Mean:                             10.2%         15.8%         14.1%         9.7%            16.4%            17.5%
            Median:                             12.8%         13.8%         13.9%         9.5%            14.6%            16.1%
Memo 1:
            Suds(e)                             15.8%         17.7%         11.1%         8.0%              NM             14.5%

Memo 2:
            Crain(f)                             9.9%          7.7%          8.7%         5.6%             4.3%             9.2%

Notes:

NM = Not Meaningful
All data excludes one-time charges but does not give pro forma effect to all transactions

(a) Return on Equity is Net Income divided by average Shareholders' Equity

(b) Return on Invested Capital is EBIT divided by average Invested Capital (Total Debt plus Shareholders' Equity)

(c) Five-year results based on FY December 31, 1993 - December 31, 1997

(d) Five-year results based on FY ended late April or early May, 1993 - 1997

(e) Four-year results ending December 31, 1997

(f) Three and one-third-year results for the years ended August 24, 1994 and 1995 and December 31, 1996 and 1997

--------------------------------------------------------------------------------
November 2, 1998               32         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Relative To Comparable Automotive Interior Component Companies, Suds' Five-Year Growth Rates And Returns Are Lower, Though Its Margins Are In Line


                                                                           Average      Average
                                                Sales        EBITDA        EBITDA        EBIT            Average          Average
                  Company:                     Growth        Growth        Margin       Margin            ROE(a)          ROIC(b)
--------------------------------------         ------        -------       -------      -------          -------          -------
Collins & Aikman Corporation(c)                  5.7%          4.4%         13.4%         9.5%              NM             37.4%
Johnson Controls Inc.(d)                        15.9%         15.4%          8.7%         5.2%            14.8%            20.2%
Lear Corporation(c)                             39.3%         47.6%          7.8%         5.6%            25.3%            21.0%
Magna International Inc.(e)                     31.1%         27.1%         12.1%         8.7%            20.2%            22.7%



                                    Mean:       23.0%         23.6%         10.5%         7.3%            20.1%            25.3%
                                  Median:       23.5%         21.3%         10.4%         7.2%            20.2%            21.8%
                      Memo 1:
                                  Suds(f)       15.8%         17.7%         11.1%         8.0%              NM             14.5%
                      Memo 2:
                                  Crain(g)       9.9%          7.7%          8.7%         5.6%             4.3%             9.2%

Notes:

NM = Not meaningful

All data excludes one-time charges but does not give pro forma effect to all transactions

(a) Return on Equity is Net Income divided by average Shareholders' Equity

(b) Return on Invested Capital is EBIT divided by average Invested Capital (Total Debt plus Shareholders' Equity)

(c) Five-year results based on FY December 31, 1993 - December 31, 1997

(d) Five-year results based on FY September 30, 1993 - September 30, 1997

(e) Five-year results based on FY July 31, 1993 - July 31, 1997

(f) Four-year results ending December 31, 1997

(g) Three and one-third-year results for the years ended August 24, 1995 and 1996 and December 31, 1996 and 1997

--------------------------------------------------------------------------------
November 2, 1998               33         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Discounted Future Equity Values Analysis

($ in millions, except per share amounts)

                                                              Suds Management Forecasts
                                               ------------------------------------------------------------------
                                                             Equity Value as a Function of
                                                                 1998 Forecast EBITDA
                                                      Contingency                            No Contingency
                                               ----------------------                   -------------------------
        EBITDA Multiple:                            5.5x       6.5x       7.5x           5.5x      6.5x      7.5x
        Forecast EBITDA                        $  182.5   $  182.5   $  182.5       $  184.5  $  184.5  $  184.5
                                               --------   --------   --------       --------  --------  --------
        Aggregate Value (a)                    $1,003.8   $1,186.3   $1,368.8       $1,014.8  $1,199.3  $1,383.8
        Less: Forecast Net Debt (h)               751.9      751.9      751.9          751.9     751.9     751.9
                                               --------   --------   --------       --------  --------  --------
        Implied Equity Valuation               $  251.9   $  434.4   $  616.9       $  262.9  $  447.4  $  631.9

        Shares & Equivalents (MM)                 25.11      26.16      26.76          25.16     26.21     26.79

        Future Per Share Equity Value          $  10.03   $  16.61   $  23.05       $  10.45  $  17.07  $  23.58

Present Value of Future Per Share Equity
Value At a Discount Rate of 14.0%:(c)          $   9.71   $  16.07   $  22.31       $  10.11  $  16.52  $  22.82
        As a Multiple of: (d)
               Suds 1998F Net Income                5.8x       9.6x      13.3x           5.9x      9.6x     13.3x
               Suds 1999F Net Income                4.9        8.1       11.3            4.2       6.8       9.4


                                                              Suds Management Forecasts
                                               ------------------------------------------------------------------
                                                             Equity Value as a Function of
                                                                 1999 Forecast EBITDA
                                                      Contingency                            No Contingency
                                               ----------------------                   -------------------------
        EBITDA Multiple:                           5.5x       6.5x        7.5x           5.5x      6.5x      7.5x
        Forecast EBITDA                        $  193.8   $  193.8   $  193.8       $  210.8  $  210.8  $  210.8
                                               --------   --------   --------       --------  --------  --------
        Aggregate Value (a)                    $1,065.9   $1,259.7   $1,453.5       $1,159.4  $1,370.2  $1,581.0
        Less: Forecast Net Debt (h)               655.0      655.0      655.0          655.0     655.0     655.0
                                               --------   --------   --------       --------  --------  --------
        Implied Equity Valuation               $  410.9   $  604.7   $  798.5       $  504.4  $  715.2  $  926.0

        Shares & Equivalents (MM)                 26.04      26.73      27.10          26.44     26.96     27.26

        Future Per Share Equity Value          $  15.78   $  22.62   $  29.47       $  19.08  $  26.52  $  33.97

Present Value of Future Per Share Equity
Value At a Discount Rate of 14.0%:(c)          $  13.39   $  19.20   $  25.02       $  16.20  $  22.52  $  28.84
        As a Multiple of: (d)
               Suds 1998F Net Income                8.0x      11.5x      15.0x           9.4x     13.1x     16.8x
               Suds 1999F Net Income                6.8        9.7       12.7            6.7       9.3      11.9

Notes:
(a) Aggregate Value is the total enterprise value and is calculated by multiplying the indicated multiple by Suds Management's estimated EBITDA for 1998 and 1999

(b) Net Debt is forecast to be $751.9 million and $655.0 million at the end of 1998 and 1999

(c) Per share equity values discounted back approximately three months (for 1998 EBITDA-based valuation) and fifteen months (for 1999 EBITDA-based valuation) to the present using an equity discount rate determined by a cost of equity capital analysis for the comparable companies adjusted for Suds' current debt level

(d) Calculated by dividing total equity valuation by Suds Management's forecast fully diluted EPS (Contingency and No Contingency cases) for 1998 and 1999, respectively


--------------------------------------------------------------------------------
November 2, 1998               34         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Review Of Discounted Cash Flow Analysis Based On Suds Management Projections

[ ] Discount rates were assumed to be 10% to 12%

    o Risk free rate assumed to be approximately 4.8%, the current yield on 10-year Treasury notes

    o Unlevered beta of approximately 0.7, the mean beta for the home furnishings and automotive interior components comparable companies

    o Market risk premium (defined as the average premium of the overall U.S. equity market to the risk-free rate of return, which in turn is defined as the current rate of return on a 10-year U.S. Treasury Bond) of 7.5% per Ibbotson & Associates

    o Equity value as 28% of Suds aggregate value based on current company capitalization

[ ] The analysis employed a terminal EBITDA multiple range of 5.5x to 7.5x, based on historical and current mean EBITDA multiples for the home furnishings and automotive interior components comparable companies and Suds

[ ] Based on estimated December 31, 1998 balance sheet prepared by Management;
    "Year One" cash flow is based on operating forecasts for 1999

[ ] Current Suds tax NOL of $120 million consumed in shielding year-one operating income

--------------------------------------------------------------------------------
November 2, 1998               35         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Discounted Cash Flow Analysis: Implied Per Share Valuations(a)

($in millions, except per share amounts)

CONTINGENCY CASE                                                            Terminal EBITDA Multiple
                                                          5.5x             6.0x            6.5x             7.0x          7.5x
                                                         ------          ------           ------           ------        ------

                                        10.0%            $21.50          $24.28           $27.07           $29.86        $32.64
                         Discount
                           Rate         11.0%             19.95           22.62            25.30            27.97         30.65
                                        12.0%             18.47           21.04            23.61            26.18         28.75

NO CONTINGENCY CASE                                                         Terminal EBITDA Multiple
                                                          5.5x             6.0x           6.5x             7.0x           7.5x
                                                         ------          ------           ------           ------        ------
                                       10.0%            $22.97           $25.80          $28.63           $31.47          $34.30
                        Discount
                          Rate         11.0%             21.39            24.11           26.83            29.54           32.26
                                       12.0%             19.88            22.49           25.10            27.71           30.32

Note:
(a) Fully Diluted Per Share Equity Values equal Aggregate Value less estimated December 31, 1998 net debt of $751.9

--------------------------------------------------------------------------------
November 2, 1998               36         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Third Party Leveraged Buyout Analysis Assumptions

($ in  millions)

[ ] Analysis assumes that a transaction is financed with a capital structure deemed to be available to third party private equity investors and excludes certain Trace-specific aspects of the Trace proposed financing structure

    o $75 million in cash payments to Trace eliminated completely; no benefit associated with the Trace $185 million NOL is included

    o Holding company LBO discount notes (and associated warrants) eliminated from capital structure completely

    o Transaction assumed to be financed with a new senior debt facility (capped at 3.5x 1998 pro forma EBITDA and priced identical to the Scotiabank facility negotiated by Trace) and with the existing $248 million of notes that Trace offered to exchange in a consent solicitation; consent and transaction fees were assumed to be equivalent to those estimated by Trace; all incremental funds invested by LBO investor as equity

[ ] LBO investor management fee assumed to be $3 million annually, which is included in calculation of equity returns

[ ] Required amount of financing based on debt levels estimated by Suds management for December 31, 1998

--------------------------------------------------------------------------------
November 2, 1998               37         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Third Party Equity Internal Rate Of Return Assuming Various Per Share Purchase Prices and Various Terminal EBITDA Multiples(a)

CONTINGENCY CASE                                                            Terminal EBITDA Multiple
                                                          5.5x             6.0x            6.5x             7.0x          7.5x
                                                         ------          ------           ------           ------        ------
                                      $12.00             37.4%            42.0%            46.1%            49.8%         53.1%
                           Purchase    14.00             28.6%            32.9%            36.7%            40.1%         43.2%
                           Price       16.00             22.3%            26.4%            30.0%            33.2%         36.1%
                                       17.00             19.7%            23.7%            27.2%            30.4%         33.3%
                                       18.75             15.9%            19.7%            23.1%            26.2%         29.0%

NO CONTINGENCY CASE                                                         Terminal EBITDA Multiple
                                                          5.5x             6.0x           6.5x              7.0x           7.5x
                                                         ------          ------           ------           ------        ------
                                      $12.00             40.9%            45.4%            49.4%            53.0%         56.3%
                         Purchase      14.00             31.4%            35.6%            39.3%            42.6%         45.7%
                         Price         16.00             24.8%            28.7%            32.2%            35.4%         38.3%
                                       17.00             22.1%            25.9%            29.4%            32.5%         35.3%
                                       18.75             18.1%            21.8%            25.1%            28.1%         30.8%

Note:

(a) Assumes that transaction is financed with senior debt equivalent to 3.5x 1998 pro forma EBITDA and that $248 million of the Crain 13 1/2% and the 9 7/8% notes are refinanced in an exchange offer and consent solicitation

--------------------------------------------------------------------------------
November 2, 1998               38         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Leveraged Buyout Analysis Assuming A Per Share Price Of $12.00(a)

($ in millions)


Contingency Case
Terminal Year EBITDA (2003E)                       $242.3                      $242.3                      $242.3

Terminal Multiple                                     6.0x                        6.5x                        7.0x

Five-Year Internal Rate of Return                    42.0%                       46.1%                       49.8

No Contingency Case
Terminal Year EBITDA (2003E)                       $246.3                      $246.3                      $246.3

Terminal Multiple                                     6.0x                        6.5x                        7.0x

Five-Year Internal Rate of Return                    45.4%                       49.4%                       53.0%

Note:

(a) Assumes that transaction is financed with senior debt equivalent to 3.5x 1998 pro forma EBITDA and that $248 million of the Crain 13 1/2% and the 9 7/8% notes are refinanced in an exchange offer and consent solicitation

--------------------------------------------------------------------------------
November 2, 1998               39         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Premiums Paid Analysis - Going Private Transactions Between
$0.2 and $1.5 Billion(a)

($ in millions, except per share amounts)

                                                                               % Held
   Date                                                                       Prior to    Aggregate  Initial Bid  Per Share
 Announced               Target                          Acquiror            Acquisition     Value    Per Share   Price Paid
----------  -----------------------------    ------------------------------  -----------  ---------  -----------  ----------
  11/17/97  Shared Technologies Fairchild    Intermedia Communications Inc.       20.1%      $503.6   $11.25        $15.00
   9/12/97  Western National Corp.           American General Corp.               44.7%     1,215.0    28.75         29.75
   7/30/97  Amdahl Corp.                     Fujitsu Ltd.                         42.0%       924.8    10.57         12.40
   1/30/97  AST Research Inc.                Samsung Electronics Co. Ltd.         49.0%       495.8     5.10          5.40
  10/30/96  Vons Cos Inc.                    Safeway Inc.                         32.3%     2,251.6    58.12         61.81
   7/17/96  New World Commun Grp (Mafco)     News Corp. Ltd.                      18.4%     2,173.0    23.00         26.83
    6/3/96  Univar Corp                      Pakhoed Holding NV                   28.1%       425.0    17.00         19.45
   5/10/96  Transnational Re Corp.           PXRE Corp.                           22.0%       133.1    23.52         25.91
  10/26/95  Maxtor Corp.                     Hyundai Electronics Industries       33.1%       228.2     5.15          6.70
   8/29/95  Turner Broadcasting System Inc.  Time Warner                          17.8%     6,880.7    29.81         31.78
   7/24/95  AMFED Financial Inc.             Norwest Corp., Minneapolis, MN       21.4%       156.9    30.00         32.00
   4/24/95  Viagene Inc.                     Chiron Corp.                         17.0%       118.8     7.50          9.00
   2/27/95  CCP Insurance Inc.               Conseco Inc.                         48.1%       273.7    22.50         23.25
   1/18/95  Arcadian Partners LP             Arcadian Corp                        45.0%       428.4    26.00         29.00
  11/16/94  National Gypsum Co.              Detect Inc. (Golden Eagle Ind.)      19.5%       937.6    43.50         54.00
   9/12/94  Borden Inc.                      Kohlberg Kravis Roberts & Co.        16.5%     4,643.4    13.50         14.25
   6/29/94  Santa Fe Pacific Corp            Burlington Northern Inc.             36.6%     3,747.5    22.57         28.56
    3/9/94  Dr Pepper/Seven-Up Cos. Inc      Cadbury Schweppes PLC                22.7%     2,366.5    29.00         33.00

                                             Mean                                 29.7%
                                             Median                               25.4%


                                                                                                              Premiums Paid
                                                                              $ Difference/   Premium of   -------------------
   Date                                                                        Unaffected    Final Price/  One-Week  One-Month
 Announced               Target                          Acquiror             Share Price(b) Initial Bid    Prior      Prior
----------  -----------------------------    ------------------------------   -------------- -----------   --------  ---------
  11/17/97  Shared Technologies Fairchild    Intermedia Communications Inc.       32.6%          33.3%       30.4%     22.4%
   9/12/97  Western National Corp.           American General Corp.                3.4%           3.5%        2.4%      1.5%
   7/30/97  Amdahl Corp.                     Fujitsu Ltd.                         18.1%          17.3%       22.5%     40.7%
   1/30/97  AST Research Inc.                Samsung Electronics Co. Ltd.          6.0%           5.9%        8.0%      29.0%
  10/30/96  Vons Cos Inc.                    Safeway Inc.                          8.2%           6.3%       37.4%     44.2%
   7/17/96  New World Commun Grp (Mafco)     News Corp. Ltd.                      25.0%          16.7%       75.2%     65.1%
    6/3/96  Univar Corp                      Pakhoed Holding NV                   19.4%          14.4%       54.1%     65.5%
   5/10/96  Transnational Re Corp.           PXRE Corp.                           11.4%          10.2%       24.1%     15.8%
  10/26/95  Maxtor Corp.                     Hyundai Electronics Industries       38.2%          30.1%       64.9%     46.8%
   8/29/95  Turner Broadcasting System Inc.  Time Warner                           8.8%           6.6%       41.2%     51.3%
   7/24/95  AMFED Financial Inc.             Norwest Corp., Minneapolis, MN        7.9%           6.7%       26.7%     32.6%
   4/24/95  Viagene Inc.                     Chiron Corp.                         26.1%          20.0%       56.5%     45.5%
   2/27/95  CCP Insurance Inc.               Conseco Inc.                          4.2%           3.3%       29.2%     21.6%
   1/18/95  Arcadian Partners LP             Arcadian Corp                        12.6%          11.5%       21.5%     26.1%
  11/16/94  National Gypsum Co.              Detect Inc. (Golden Eagle Ind.)      30.9%          24.1%       58.8%     59.4%
   9/12/94  Borden Inc.                      Kohlberg Kravis Roberts & Co.         6.2%           5.6%       17.5%     14.0%
   6/29/94  Santa Fe Pacific Corp            Burlington Northern Inc.             29.4%          26.5%       40.2%      NA
    3/9/94  Dr Pepper/Seven-Up Cos. Inc      Cadbury Schweppes PLC                16.7%          13.8%       37.5%     36.8%

                                             Mean                                 16.9%          14.2%       36.0%     36.4%
                                             Median                               14.6%          12.7%       33.9%     36.8%

Notes:

(a) A going private transaction in this analysis is defined as one in which the pre-transaction ownership stake held by the acquirer is at least 15% and the post-transaction ownership stake held by the acquiror is 80% or more of the target company. Source of transactions is Securities Data Corporation

(b) Dollar difference divided by the share price prior to any announcement of the transaction

--------------------------------------------------------------------------------
November 2, 1998               40         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Overview Of Financing For The Proposed Transaction

[ ] Letters signed on October 16, 1998 by The Bank of Nova Scotia ("TBNS") outline the following proposed debt structure

    o   Bank Debt

        -   $800 million of borrowings under a term loan facility

        - $150 million revolving credit facility, primarily for post-closing general corporate and working capital purposes of Suds and Suds Carpet Cushion; up to $25 million permitted to be drawn down to finance various fees and expenses associated with the Transaction

    o   Operating Company Notes

        - $150 million of the 9 7/8% notes exchanged for new notes in a consent solicitation

        - $98 million of the Crain 13 1/2% notes exchanges for new notes in a consent solicitation

    o   Holding Company Notes

        - $135 million in initial accreted value of senior discount notes (non-cash paying securities) with warrants attached to purchase up to 19.9% of the Company's stock

[ ] TBNS has committed to providing 50% of the credit facilities and pledged its best efforts to arrange syndication of the remaining amount

[ ] Equity to be composed of rollover of Trace's existing shareholdings in Suds
    (11.5 million shares)

--------------------------------------------------------------------------------
November 2, 1998               41         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Overview Of Financing For The Proposed Transaction (Continued)

[ ] Interest Coverage Ratios based on Suds Management Forecast and Trace's
    Proposed Capital Structure


                                                              No Contingency Case                           Contingency Case
                                                    ------------------------------------         ----------------------------------
                                                     Actual        Pro Forma                    Actual      Pro Forma
                                                    Forecast       Forecast                    Forecast     Forecast
                                                      1998          1998(a)       1999           1998        1998(a)       1999
                                                    --------       ---------      ----         --------     ---------      ----

EBITDA/Pro Forma Total Interest                       1.7x             1.8x         1.9x          1.7x          1.8x        1.8x
EBITDA - Cap. Exp./Pro Forman Total Int.              1.3              1.5          1.7           1.3           1.5         1.5

Memo ($MM)
----------
EBITDA                                             $184.5           $203.3       $210.8        $182.5        $201.3      $193.8
Pro Forma Total Interest                            110.2            110.2        110.2         110.2         110.2       110.2


[ ] Capitalization Ratio based on Suds Management Forecast and Trace's Proposed
    Capital Structure

                                                                     Net Senior       Net Total
                                                                        Debt (b)        Debt(c)
                                                                     -----------      ---------
                 No Contingency Case
                 Forecast Actual EBITDA                                 4.3x            5.7x
                 Pro Forma Forecast EBITDA                              3.9             5.2

                 Contingency Case
                 Forecast Actual EBITDA                                 4.4x             5.8x
                 Pro Forma Forecast EBITDA                              4.0              5.2

Notes:

(a) Pro forma Forecast EBITDA for 1998 includes credit for annualizing current run rate savings associated with the Crain acquisition

(b) Does not reflect certain changes to Suds' estimated year-end balance sheet developed following Trace's October 16, 1998 offer; net senior debt includes $800 million of term loans, $17 million drawn against the $150 million revolver, $21.2 million of assumed debt less $36.5 million of post-transaction estimated cash balance

(c) Net total debt is net senior debt plus $248 million of subordinated notes

--------------------------------------------------------------------------------
November 2, 1998               42         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Sources And Uses Of Incremental Funds In Trace's Contemplated Transaction Structure(a)

                           USES                                                     SOURCES
------------------------------------------------------            -------------------------------------
Payment to non-Trace Shareholders               $162.5            Excess cash in Company          $13.7
Payment to option/warrant holders                  4.1            Senior credit facility          800.0
Refinance Suds 9 7/8% notes                      150.0            Revolver draw down               17.0
Refinance Crain 13.5% notes                       98.0            Subordinated notes              248.0
Refinance senior credit facility                 406.2            Assume other debt                21.2
Refinance GFI related party debt                 104.2
Transaction fees                                  45.2
Pre-payment penalties/consent fees                23.8
Assume other debt                                 21.2
Accrued interest and other                         9.8
Tax sharing payment to Trace                      75.0
                                              --------                                           --------
Total Uses                                    $1,100.0              Total Sources                $1,100.0
                                              --------                                           --------

Notes:

(a) Does not reflect certain changes to Suds' estimated year-end balance sheet developed following Trace's October 16, 1998 offer

--------------------------------------------------------------------------------
November 2, 1998               43         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Financing Considerations Concerning The Proposed Transaction

[ ] The syndication of the bank debt by TBNS is subject to conditions which include the following:

    o the Purchase Price and other terms and conditions of the Transaction must be substantially the same as originally presented by Trace to TBNS

    o no material adverse change in the business conditions, results of operations or prospects of Trace or Suds

    o   satisfactory completion of due diligence

    o   satisfactory market conditions for bank syndication

[ ] $75 million of cash raised in the debt financing is being paid to Trace o

    o Payment as compensation for the present value of tax savings benefits to be derived from the future utilization of Trace's $185 million tax NOL as a result of Trace consolidating Suds for tax filing purposes

[ ] Much of the transaction's complexity results from past actions of Trace and Suds and a desire to achieve favorable tax treatment

--------------------------------------------------------------------------------
November 2, 1998               44         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Appendix

A.  Comparable Company Summary Descriptions

--------------------------------------------------------------------------------
November 2, 1998               45         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Review Of Comparable Home Furnishings Companies

[ ] Armstrong World Industries Inc.

[ ] Culp, Inc.

[ ] Mohawk Industries Inc.

[ ] Synthetic Industries, Inc.

--------------------------------------------------------------------------------
November 2, 1998               46         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Armstrong World Industries Inc.

($ in millions, except per share amounts)

Business Description

[ ] Armstrong is a manufacturer of interior furnishings, including floor coverings and building products which are sold primarily for use in the furnishings, refurbishing, repair, modernization and construction of residential, commercial and institutional buildings

($ in millions, except per share amounts)                            Market Information
                                                      Current Trading Price                           $62.00
                                                      Market Cap.                                    2,492.4
                                                      52-Week Stock Price Change                        (4.4%)
                                                      Current Aggregate Value/EBITDA                     5.7x

                                                               FY 1997 Segment Information
                                                                                          Sales      % of Total
                                                      Floor Coverings                  $1,116.0         50.8%
                                                      Building Products                   754.5         34.3%
                                                      Industry Products                   328.2         14.9%
                                                      Ceramic Tile                          0.0          0.0%
                                                                                       --------        ------
                                                                 Total                 $2,198.7        100.0%
                                                                                       ========        ======


                                                               Summary Financial Information

                                                     Fiscal Years Ended December 31,                  LTM
                                    ------------------------------------------------------------     Ended
                                       1993        1994         1995         1996         1997      9/30/98     CAGR(d)  Average(d)
                                    --------     --------     --------     --------     --------    --------    -------  ----------
Sales                               $2,525.4     $2,752.7     $2,084.9     $2,156.4     $2,198.7    $2,447.7      (3.4%)
  % Growth                              (1.0%)        9.0%       (24.3%)        3.4%         2.0%       11.3%
EBITDA                              $  348.1     $  466.6     $  429.2     $  407.0     $  454.7    $  497.6       6.9%
  % Margin                              13.8%        17.0%        20.6%        18.9%        20.7%       20.3%              18.2%
EBIT                                $  218.1     $  333.2     $  293.1     $  283.3     $  322.0    $  366.1      10.2%
  % Margin                               8.6%        12.1%        14.1%        13.1%        14.6%       15.0%              12.5%
Earnings Per Share                  $   2.33     $   4.64     $   3.53     $   4.37     $   4.50    $   5.33      17.9%
  % Growth                             107.5%        99.1%       (23.9%)       23.7%         3.1%       18.4%
Return on Equity(a)                     20.6%        32.3%        21.6%        23.2%        23.1%       25.2%              24.1%
Return on Invested Capital(b)           17.2%        27.0%        22.9%        24.4%        29.7%       30.5%              24.2%

Net Debt/Total Capitalization(c)        52.2%        41.6%        24.6%        18.7%        24.6%       28.4%              32.3%

Notes:

(a) Return on Equity is Net Income divided by average Shareholders' Equity

(b) Return on Invested Capital is EBIT divided by average Shareholders' Equity

(c) Net Debt is total debt less cash and Total Capitalization is Net Debt plus Shareholders' Equity

(d) CAGR = Compound Annual Growth Rate. Average is the average of the margins over the stated period

--------------------------------------------------------------------------------
November 2, 1998               47         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Culp, Inc.
Business Description

[ ] Culp manufactures and markets upholstery fabrics and mattress tickings primarily for use in the furniture (residential, commercial and juvenile) and bedding industries on a worldwide basis

($ in millions, except per share amounts)                            Market Information
                                                      Current Trading Price                             $7.25
                                                      Market Cap.                                        95.7
                                                      52-Week Share Price Change                      (61.4%)
                                                      Current Aggregate Value/EBITDA                     6.1x

                                                                   Segment Information
                                                                                          Sales      % of Total

                                                      Textures                            $88.2         22.1%
                                                      Rossville/Chromatex                  79.5         19.9%
                                                      Velvets/Prints                      156.5         39.2%
                                                      Home Fashions                        74.7         18.7%
                                                                                         ------         ----

                                                                         Total           $398.9        100.0%
                                                                                         ======        =====

                                                               Summary Financial Information

                                                     Fiscal Years Ended April or May,                 LTM
                                    ------------------------------------------------------------     Ended
                                       1993        1994         1995         1996         1997      8/2/98      CAGR(d)  Average(d)
                                    --------     --------     --------     --------     --------    ------      -------  ----------

Sales                                $  200.8    $  245.0     $  308.0     $  351.7     $  476.7    $  487.9      24.1%
  % Growth                                5.0%       22.0%        25.7%        14.2%        35.6%        2.3%
EBITDA                               $   14.9    $   23.6     $   33.1     $   36.6     $   44.1    $   41.4      31.1%
  % Margin                                7.4%        9.6%        10.8%        10.4%         9.2%        8.5%               9.5%
EBIT                                 $    8.0    $   14.8     $   21.2     $   23.5     $   30.6    $   23.9      39.9%
  % Margin                                4.0%        6.0%         6.9%         6.7%         6.4%        4.9%               6.0%
Earnings Per Share                   $   0.62    $   0.69     $   0.87     $   0.98     $   1.18    $   0.77      17.5%
  % Growth                               51.2%       11.3%        26.1%        12.6%        20.4%      (34.8%)
Return on Equity (a)                      8.6%       13.1%        14.6%        14.4%        16.1%        8.4%              12.5%
Return on Invested Capital(b)            10.7%       14.4%        15.8%        15.2%        17.4%       10.1%              13.9%

Net Debt/Total Capitalization(c)         26.2%       48.4%        50.3%        50.0%        40.6%       54.9%              45.1%

Notes:

(a) Return on Equity is Net Income divided by average Shareholders' Equity

(b) Return on Invested Capital is EBIT divided by average Shareholders' Equity

(c) Net Debt is total debt less cash and Total Capitalization is Net Debt plus Shareholders' Equity

(d) CAGR = Compound Annual Growth Rate. Average is the average of the margins over the stated period

--------------------------------------------------------------------------------
November 2, 1998               48         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Mohawk Industries Inc.

($ in millions, except per share amounts)

Business Description

[ ] Mohawk designs, manufactures and markets carpet and rugs in a broad range of colors, textures and patterns

[ ] Mohawk's operations are vertically integrated from the extrusion of resin into fiber, to the conversion of fiber into yarn and to the manufacture and shipment of finished carpet and rugs

                               Market Information

 Current Trading Price                                      $30.19
 Market Cap.                                               1,603.6
 52-Week Stock Price Change                                  47.3%
 Current Aggregate Value/EBITDA                               7.7x


                                                   Summary Financial Information

                                             Fiscal Years Ended December 31,                    LTM
                                 --------------------------------------------------------      Ended
                                   1993        1994        1995        1996        1997        9/26/98      CAGR(d)    Average(d)
                                 --------    --------    --------    --------    --------     --------      -------    ----------
Sales                            $1,188.2    $1,437.4    $1,648.6    $1,795.1    $1,901.4     $2,098.6       12.5%
  % Growth                          56.1%       21.0%       14.7%        8.9%        5.9%        10.4%
EBITDA                             $120.0      $148.0      $112.9      $175.5      $200.8       $247.4       13.7%
  % Margin                          10.1%       10.3%        6.8%        9.8%       10.6%        11.8%                   9.5%
EBIT                                $85.2       $98.5       $60.3      $120.4      $141.6       $184.0       13.5%
  % Margin                           7.2%        6.9%        3.7%        6.7%        7.4%         8.8%                   6.4%
Earnings Per Share                  $0.80       $0.66       $0.26       $0.95       $1.30        $1.83       13.0%
  % Growth                          12.4%     (17.1%)     (59.8%)      260.3%       36.1%        41.3%

Return on Equity(a)                 25.0%       13.4%        5.1%       16.3%       18.4%        21.8%                  15.6%
Return on Invested Capital(b)       22.4%       16.1%        9.0%       17.2%       19.9%        24.7%                  16.9%

Net Debt/Total Capitalization(c)    58.6%       60.2%       59.5%       53.8%       41.9%        38.2%                  54.8%

Notes:

(a) Return on Equity is Net Income divided by average Shareholders' Equity

(b) Return on Invested Capital is EBIT divided by average Shareholders' Equity

(c) Net Debt is total debt less cash and Total Capitalization is Net Debt plus Shareholders' Equity

(d) CAGR = Compound Annual Growth Rate. Average is the average of the margins over the stated period

--------------------------------------------------------------------------------
November 2, 1998               49         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Synthetic Industries, Inc.

($ in millions, except per share amounts)

Business Description

[ ] Synthetic Industries manufactures and markets a wide range of primarily polypropylene-based materials designed for support, strength and stabilization applications

[ ] The company's products replace commonly used materials in diverse applications including: floor coverings, geotextiles, erosion control, concrete reinforcement and furniture construction fabrics

                               Market Information

Current Trading Price                                       $14.13
Market Cap.                                                  128.3
52-Week Stock Price Change                                 (49.6%)
Current Aggregate Value/EBITDA                                6.1x


                              Segment Inforamtion

                                               Sales       % of Total
                                               -----       ----------
Carpet Backing                                $166.2           48.1%
Construction/Engineering                       114.6           33.2%
Technical Textiles                              64.7           18.7%
                                              ------          -----
          Total                               $345.6          100.0%
                                              ======          =====


                                                   Summary Financial Information

                                             Fiscal Years Ended December 31,                    LTM
                                 --------------------------------------------------------      Ended
                                   1993        1994        1995        1996        1997        6/30/98      CAGR(d)    Average(d)
                                 --------    --------    --------    --------    --------     --------      -------    ----------
Sales                            $210.5      $235.0      $271.4       $299.5       $345.6       $360.6       13.2%
  % Growth                         7.5%       11.6%       15.5%        10.4%        15.4%         4.4%
EBITDA                            $42.0       $53.2       $40.3        $54.8        $68.5        $67.7       13.0%
  % Margin                        19.9%       22.6%       14.9%        18.3%        19.8%        18.8%                  19.1%
EBIT                              $29.9       $40.8       $28.7        $38.5        $50.3        $47.4       13.9%
  % Margin                        14.2%       17.4%       10.6%        12.8%        14.6%        13.1%                  13.9%
Earnings Per Share                   NA          NA          NA        $0.94        $1.75      ($3.11)         NM
  % Growth                           --          --          --           --         87.0%          NM

Return on Equity(a)                7.2%       22.8%        3.4%        13.1%        17.6%        11.5%                  12.8%
Return on Invested Capital(b)     13.6%       18.1%       11.8%        15.1%        17.1%        13.8%                  15.1%

Net Debt/Total Capitalization (c) 79.3%       76.2%       76.9%        74.7%        67.6%        79.1%                  74.9%

Notes:

(a) Return on Equity is Net Income divided by average Shareholders' Equity

(b) Return on Invested Capital is EBIT divided by average Shareholders' Equity

(c) Net Debt is total debt less cash and Total Capitalization is Net Debt plus Shareholders' Equity

(d) CAGR = Compound Annual Growth Rate. Average is the average of the margins over the stated period

--------------------------------------------------------------------------------
November 2, 1998               50         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Review Of Comparable Automotive Interior Components Companies

[ ] Collins & Aikman Corporation

[ ] Johnson Controls Inc.

[ ] Lear Corporation

[ ] Magna International Inc.

--------------------------------------------------------------------------------
November 2, 1998               51         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Collins & Aikman Corporation

($ in millions, except per share amounts)

Business Description

[ ] Collins & Aikman is a global supplier of automotive interior systems, including textile and plastic trim, acoustics and convertible top systems

[ ] The company operates in five principal automotive product groups: carpet and acoustics, automotive fabrics, accessory floor mats, convertible top systems and plastic-based interior systems

                               Market Information

Current Trading Price                               $6.94
Market Cap.                                         443.9
52-Week Stock Price Change                        (28.4%)
Current Aggregate Value/EBITDA                       7.8x

                               Segment Information

                                     Sales       % of Total
                                     -----       ----------
Carpet & Acoustics                   $633.6        38.9%
Automotive Fabrics                    283.7        17.4%
Accessory Floor Mats                  134.6         8.3%
Convertible Top Systems                86.6         5.3%
Plastic Interior Systems              294.3        18.1%
Other                                 196.5        12.1%
                                   --------       ------
Total                              $1,629.3       100.0%
                                   ========       ======


                                                   Summary Financial Information

                                                                     Fiscal Years Ended
                                  Fiscal Years Ended January 28,        December 28,           LTM
                                 --------------------------------    --------------------      Ended
                                   1993        1994        1995        1996        1997        6/27/98      CAGR(d)    Average(d)
                                 --------    --------    --------    --------    --------     --------      -------    ----------
Sales                             $1,305.5    $1,536.0    $1,291.5    $1,055.9    $1,629.3     $1,739.2        5.7%
  % Growth                            2.2%       17.7%     (15.9%)     (18.2%)       54.3%         6.7%
EBITDA                              $168.4      $216.7      $191.4      $138.1      $199.9       $156.7        4.4%
  % Margin                           12.9%       14.1%       14.8%       13.1%       12.3%         9.0%                  13.4%
EBIT                                $110.4      $172.8      $147.8      $102.0      $107.1        $88.1       (0.7%)
  % Margin                            8.5%       11.3%       11.4%        9.7%        6.6%         5.1%                   9.5%
Earnings Per Share                 ($1.18)       $1.13       $3.22       $0.68       $0.05      ($0.16)        NM
  % Growth                              NM          NM      185.3%     (79.0%)     (92.3%)          NM

Return on Equity(a)                  14.1%     (13.6%)     (71.7%)     (22.5%)      (2.7%)        16.8%                (19.3%)
Return on Invested Capital(b)        27.8%       90.9%       42.6%       13.4%       12.6%        12.1%                  37.4%

Net Debt/Total Capitalization(c)        NM      371.7%      142.3%      120.1%      109.6%       109.3%                 185.9%

Notes:

(a) Return on Equity is Net Income divided by average Shareholders' Equity

(b) Return on Invested Capital is EBIT divided by average Shareholders' Equity

(c) Net Debt is total debt less cash and Total Capitalization is Net Debt plus Shareholders' Equity

(d) CAGR = Compound Annual Growth Rate. Average is the average of the margins over the stated period

--------------------------------------------------------------------------------
November 2, 1998               52         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Johnson Controls Inc.

($ in millions, except per share amounts)

Business Description

[ ] Johnson has two primary business segments:

    o Automotive - primary operations consist of its seating and interior systems business

    o Controls - primarily involved in the installation and service of control systems to existing worldwide commercial building market

                               Market Information

Current Trading Price                                          $56.25
Market Cap.                                                   4,763.7
52-Week Stock Price Change                                      27.7%
Current Aggregate Value/EBITDA                                   5.8x

                               Segment Information

                                                Sales        % of Total
                                                -----        ----------
Automotive                                    $8,022.1          72.0%
Controls                                       3,123.3          28.0%
                                             ---------         -----
           Total                             $11,145.4         100.0%
                                             =========         =====



                                                  Summary Financial Information

                                                    Fiscal Years Ended September 30,
                                 ---------------------------------------------------------------------
                                   1993        1994        1995        1996        1997         1998        CAGR(d)    Average(d)
                                 --------    --------    --------    --------    --------     --------      -------    ----------
Sales                             $6,181.7    $6,870.5    $8,330.3    $10,009.4   $11,145.4    $12,586.8     15.9%
  % Growth                           19.9%       11.1%       21.2%        20.2%       11.3%        12.9%
EBITDA                              $536.6      $623.5      $737.3       $829.7      $952.0     $1,036.0     15.4%
  % Margin                            8.7%        9.1%        8.9%         8.3%        8.5%         8.2%                 8.7%
EBIT                                $298.3      $365.2      $448.8       $500.0      $597.1       $664.0     18.9%
  % Margin                            4.8%        5.3%        5.4%         5.0%        5.4%         5.3%                 5.2%
Earnings Per Share                   $1.49       $1.80       $2.14        $2.55       $2.82        $3.30     17.3%
  % Growth                           10.1%       20.8%       18.6%        19.4%       10.6%        17.1%

Return on Equity(a)                  12.1%       14.5%       15.4%        16.5%       16.4%        17.1%                15.3%
Return on Invested Capital(b)        17.0%       20.6%       22.0%        21.2%       20.9%        20.7%                20.4%

Net Debt/Total Capitalization(c)     30.1%       32.6%       35.1%        36.8%       44.5%        40.9%                36.7%

Notes:

(a) Return on Equity is Net Income divided by average Shareholders' Equity

(b) Return on Invested Capital is EBIT divided by average Shareholders' Equity

(c) Net Debt is total debt less cash and Total Capitalization is Net Debt plus Shareholders' Equity

(d) CAGR = Compound Annual Growth Rate. Average is the average of the margins over the stated period

--------------------------------------------------------------------------------
November 2, 1998               53         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Lear Corporation

($ in millions, except per share amounts)

Business Description

[ ] Lear is the largest supplier of automotive interior systems in the estimated $48 billion global automotive interior systems market and one of the ten largest independent automotive suppliers in the world

[ ] Among the company's various products are door panels, seat systems, dash insulator, instrument panels, headliners, seat covers and a variety of interior trim products

                               Market Information

Current Trading Price                              $32.38
Market Cap.                                       2,172.8
52-Week Share Price Change                        (32.6%)
Current Aggregate Value/EBITDA                       5.4x

                                                   Summary Financial Information

                                             Fiscal Years Ended December 31,                    LTM
                                 --------------------------------------------------------      Ended
                                   1993        1994        1995        1996        1997        9/26/98      CAGR(d)    Average(d)
                                 --------    --------    --------    --------    --------     --------      -------    ----------
Sales                             $1,950.3    $3,147.5    $4,714.4     $6,249.1    $7,342.9     $8,297.3      39.3%
  % Growth                           37.1%       61.4%       49.8%        32.6%       17.5%        13.0%
EBITDA                              $140.1      $228.1      $339.5       $521.5      $665.5       $683.1      47.6%
  % Margin                            7.2%        7.2%        7.2%         8.3%        9.1%         8.2%                7.8%
EBIT                                 $97.6      $169.6      $244.8       $375.8      $481.1       $468.0      49.0%
  % Margin                            5.0%        5.4%        5.2%         6.0%        6.6%         5.6%                5.6%
Earnings Per Share                   $0.14       $0.96       $1.52        $2.38       $3.05        $3.05     116.2%
  % Growth                              NM      590.3%        57.5%       56.6%        28.2%       (0.0%)

Return on Equity(a)                  18.7%       46.6%       23.7%        19.0%       18.7%        16.2%               25.3%
Return on Invested Capital(b)        18.5%       25.0%       20.0%        19.8%       21.8%        18.2%               21.0%

Net Debt/Total Capitalization(c)     92.2%       70.1%       65.3%        50.7%       47.6%        53.2%               65.2%

Notes:

(a) Return on Equity is Net Income divided by average Shareholders' Equity

(b) Return on Invested Capital is EBIT divided by average Shareholders' Equity

(c) Net Debt is total debt less cash and Total Capitalization is Net Debt plus Shareholders' Equity

(d) CAGR = Compound Annual Growth Rate. Average is the average of the margins over the stated period

--------------------------------------------------------------------------------
November 2, 1998               54         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Magna International Inc.

Business Description

[ ] Magna is a full service supplier of interior and exterior body and chassis systems to every major auto-maker in North America and Europe

[ ] The company employs more than 36,000 people at 128 manufacturing divisions and 26 product development and engineering centers throughout the world

         ($ in millions, except per share amounts)

                              Market Information(e)

Current Trading Price                             $62.06
Market Cap.                                      5,409.6
52-Week Stock Price Change                        (4.5%)
Current Aggregate Value/EBITDA                      8.1x


(Canadian $ in millions, except per share amounts)

                                                  Summary Financial Information

                                             Fiscal Years Ended July 31,                        LTM
                                 --------------------------------------------------------      Ended
                                   1993        1994        1995        1996        1997        7/31/98      CAGR(d)    Average(d)
                                 --------    --------    --------    --------    --------     --------      -------    ----------
Sales                             $2,606.7    $3,568.5    $4,512.7     $5,856.2    $7,691.8     $9,190.8     31.1%
  % Growth                           10.5%       36.9%       26.5%        29.8%       31.3%        19.5%
EBITDA                              $323.3      $472.7      $562.8       $667.2      $843.9       $990.2     27.1%
  % Margin                           12.4%       13.2%       12.5%        11.4%       11.0%        10.8%                12.1%
EBIT                                $218.8      $353.6      $414.4       $476.9      $611.8       $684.0     29.3%
  % Margin                            8.4%        9.9%        9.2%         8.1%        8.0%         7.4%                 8.7%
Earnings Per Share                   $2.40       $3.81       $5.15        $4.59       $4.36        $4.12     16.1%
  % Growth                           28.1%       58.8%       35.2%      (10.9%)      (5.0%)       (5.6%)

Return on Equity(a)                  19.6%       21.7%       21.8%        16.3%       12.4%         8.5%                18.3%
Return on Invested Capital(b)        23.5%       28.2%       24.1%        19.2%       18.4%        15.1%                22.7%

Net Debt/Total Capitalization(c)    (0.3%)        2.4%      (7.4%)      (16.4%)     (21.8%)       (7.1%)               (8.7%)

Notes:

(a) Return on Equity is Net Income divided by average Shareholders' Equity

(b) Return on Invested Capital is EBIT divided by average Shareholders' Equity

(c) Net Debt is total debt less cash and Total Capitalization is Net Debt plus Shareholders' Equity

(d) CAGR = Compound Annual Growth Rate. Average is the average of the margins over the stated period

(e) Market information is in US dollars

--------------------------------------------------------------------------------
November 2, 1998               55         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Highly Confidential

PROJECTS SUDS
--------------------------------------------------------------------------------
Presentation To The Special Committee Of The Board Of Directors

--------------------------------------------------------------------------------
November 2, 1998               56         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Discussion Agenda

I.   Executive Summary

II.  Overview Of Foamex International Inc. ("Suds" or the "Company")

III. Valuation Analysis

IV.  Overview Of The Proposed Financing For The Transaction

Appendices

A.  Comparable Company Descriptions

--------------------------------------------------------------------------------
November 2, 1998               57         THE BEACON GROUP CAPITAL SERVICES, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Summary Of Suds Implied Per Share Equity Values Based on Suds Management Forecasts(e)

($ in millions, except per share amounts)

------------------------------------------
Comparable Companies Multiples Applied To:
------------------------------------------
      LTM Pro Forma and 1998F EBITDA
------------------------------------------
Automotive: (a)        6.8 x      6.8 x

Home: (b)              6.1        6.4
------------------------------------------
      LTM Pro Forma and 1998F EBIT
------------------------------------------
Automotive: (a)        10.4 x     10.6 x

Home: (b)              9.3        9.5
------------------------------------------
  1998F Multiples Applied to Suds 1998F
                Net Income
------------------------------------------
Automotive: (a)        13.4 x     13.5 x

Home: (b)              10.9       10.9
------------------------------------------
  1998F Multiples Applied to Suds 1998F
        Net Income + 36%(c)
------------------------------------------
Automotive: (a)        13.4 x     13.5 x

Home: (b)              10.9       10.9
------------------------------------------
  1999F Multiples Applied to Suds 1999F
                Net Income
------------------------------------------
Automotive: (a)        10.5 x     10.9 X

Home: (b)              9.9        10.0
------------------------------------------
  1999F Multiples Applied to Suds 1999F
         Net Income + 36%(c)
------------------------------------------
Automotive: (a)        10.5 x     10.9 X

Home: (b)              9.9        10.0
------------------------------------------


insert graphic plot points (page 58)


--------------------------------------------------------------------------------
November 2, 1998               58         THE BEACON GROUP CAPITAL SERVICES, LLC